As filed with the Securities and Exchange Commission on April 22, 2015
1933 Act Registration No. 033-25990
1940 Act Registration No. 811-03214
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 50 /X/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 140 /X/
Lincoln National Variable Annuity Account C
(Exact Name of Registrant)
Multi-Fund®
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Adam C. Ciongoli, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, IN 46801
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2015, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Multi-Fund® Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C
May 1, 2015
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-800-454-6265
This prospectus describes an individual flexible premium deferred annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract’s growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.
Purchase Payments
This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.
The minimum Purchase Payment requirement for each contract will not exceed:
1.	Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.
2.	Flexible premium deferred contract (Multi-Fund® 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and
3.	Periodic premium deferred contract (Multi-Fund® 1): $600 per contract year (minimum $25 per Purchase Payment).
Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If you stop making Purchase Payments the contract will remain in force as a paid up contract as long as the total Contract Value is at least $600. Payments may be resumed at any time if your plan permits until the Annuity Commencement Date, the maturity date, the surrender of the contract, or payment of any Death Benefit, whichever comes first.
You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account (VAA). The VAA is a segregated investment account of Lincoln Life.
You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® Value Series
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Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Equity Dividend Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Foundation® Conservative Allocation Fund
LVIP Delaware Foundation® Moderate Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional U.S. Core Equity 1 Fund
(formerly LVIP Delaware Growth and Income Fund)
LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA S&P 500 Index Fund**
LVIP SSgA Small-Cap Index Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
MFS® Variable Insurance Trust:
MFS® VIT Utilities Series
PIMCO Variable Insurance Trust:
PIMCO VIT Total Return Portfolio
* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.
** The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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3

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage, the Guaranteed Amount or Income Base, as applicable, will auto-
matically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person or entity designated by you to receive any Death Benefit paid if the Annuitant dies before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—The amount payable to your designated Beneficiary if the owner dies before the Annuity Commencement Date. If the contract is owned by a non-natural person, the Death Benefit will be paid on the death of the Annuitant.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is
4

in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payout Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. The riders that are currently available are: i4LIFE® Advantage with Guaranteed Income Benefit for qualified contracts or i4LIFE® Advantage (with or without the Guaranteed Income
Benefit) for nonqualified or IRA contracts. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
SEC—Securities and Exchange Commission.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 and i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
5

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge – Periodic Contract (as a percentage of Contract Value surrendered/withdrawn):[1]	8.0%
Surrender charge – Single Premium (as a percentage of Contract Value surrendered/withdrawn)	7.0%
Surrender charge – Flexible Premium (as a percentage of Purchase Payments surrendered/withdrawn)	7.0%
Loan set-up fee[2]:	$35

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
[2]	Loans are available only if your group plan allows for loans and such fee is permissible by state law.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a qualified contract that has elected i4LIFE® Advantage Guaranteed Income Benefit.
•	Table C reflects the expenses for a nonqualified or IRA contract that has elected i4LIFE® Advantage.
•	Table D reflects the expenses for a nonqualified or IRA contract that has elected i4LIFE® Advantage and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.
•	Table E reflects the expenses for a nonqualified or IRA contract that has elected i4LIFE® Advantage and previously purchased 4LATER® Advantage.

TABLE A
Annual Account Fee:[1]	$25

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.002%
Enhanced Death Benefit Charge	0.300%
Total Separate Account Expenses	1.302%
Without Enhanced Guaranteed Minimum Death Benefit
Mortality and Expense Risk Charge	1.002%
Total Separate Account Expenses	1.002%

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Optional Living Benefit Rider Charges:[3]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0:[4]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Lifetime IncomeSM Advantage:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[6]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[7]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	The mortality and expense risk charge and administrative charge together are 1.002% on and after the Annuity Commencement Date. Assets invested in the Delaware VIP® Value Series on or after May 1, 2009, will have a mortality and expense risk charge of 0.952%.
[3]	You may not have more than one Living Benefit Rider on your contract and those Living Benefit Riders are only available for nonqualified plans or IRAs.
[4]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis. This rider is no longer available for purchase.
[5]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.
[6]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information. This rider is no longer available for purchase.
[7]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for further information. This rider is no longer available for purchase.

TABLE B
Annual Account Fee:[1]	$25

i4LIFE® Advantage Guaranteed Income Benefit (Qualified contracts only):[2]
Subaccount Charge (as a percentage of average daily net assets in the Subaccounts)	1.002%
Plus i4LIFE® Advantage Guaranteed Income Benefit rider charge[3]	0.48%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	This benefit is not available with the Enhanced Guaranteed Minimum Death Benefit.
[3]	As an annualized percentage of Account Value deducted on a monthly basis (0.04% per month).

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TABLE C
Annual Account Fee:[1]	$25

i4LIFE® Advantage without IRAs:[2]
Account Value Death Benefit	1.302%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.652%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for purchasers of nonqualified contracts and IRAs:[3]	Single Life	Joint Life
Account Value Death Benefit
Guaranteed Maximum Charge	3.302%	3.302%
Current Charge	1.952%	2.152%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.652%	3.652%
Current Charge	2.302%	2.502%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3) for purchasers of nonqualified contracts and IRAs:[4]
Account Value Death Benefit
Guaranteed Maximum Charge	2.802%
Current Charge	1.802%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.152%
Current Charge	2.152%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 1.65% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit (version 4) Charge for further information.
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

TABLE D
Annual Account Fee:[1]		$25

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0:	Single Life	Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Account Value Death Benefit	1.002%	1.002%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.302%	1.302%
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i4LIFE® Advantage Guaranteed Income Benefit (version 4):[2,3]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.

TABLE E
Annual Account Fee:[1]	$25

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage:[2]
Account Value Death Benefit
Guaranteed Maximum Charge	2.802%
Current Charge	1.952%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.152%
Current Charge	2.302%
[1]	Applies only to Periodic Multi-Fund® 1 and Flexible Premium Multi-Fund® 2 contracts.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	1.73%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.21%	1.59%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.
EXAMPLES
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB (not available
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with Periodic contracts) and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:
	Periodic	Single	MF2	MF3 & MF4
1 year	$1,347	$1,272	$1,357	$1,357
3 years	$2,445	$2,214	$2,470	$2,470
5 years	$3,547	$3,155	$3,581	$3,581
10 years	$5,914	$5,704	$6,554	$6,554
2) If you do not surrender your contract at the end of the applicable time period:
	Periodic	Single	MF2	MF3 & MF4
1 year	$546	$572	$657	$657
3 years	$1,640	$1,715	$1,970	$1,970
5 years	$2,739	$2,856	$3,281	$3,281
10 years	$5,506	$5,704	$6,554	$6,554
For more information, See Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between Subaccounts and to and from the fixed account. Currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which Regular Income Payments or Annuity Payouts are made. See The Contracts — i4LIFE® Advantage, Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Guaranteed Income Benefit and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts — Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. You may also allocate Purchase Payments to the fixed account.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
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What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. See Charges and Other Deductions.
If you withdraw Account Value, you pay a surrender charge from 0% to 8.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the Purchase Payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charges.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for additional fees and expenses.
Charges may also be imposed during the regular income or Annuity Payout period, including if you elect i4LIFE® Advantage. See The Contracts and Annuity Payouts.
Each fund pays a management fee based on its average daily net asset value. See Investments of the Variable Annuity Account-Investment Adviser. Each fund also has additional operating expenses. These are described in the Prospectuses for the fund.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, please see The Contracts – Purchase Payments section in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if the Annuitant dies before I annuitize? The Death Benefit provision applicable under your contract depends on whether your contract is a single premium deferred, flexible premium deferred or periodic premium deferred contract. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the Annuity Commencement Date are generally restricted to no more than twelve (12) per Contract Year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you own a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage. These riders are discussed in detail in The Contracts – Living Benefit Riders and in Appendix B. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
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What is Lincoln Lifetime IncomeSM Advantage 2.0? (for Nonqualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts –Lincoln Lifetime IncomeSM Advantage 2.0. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. This rider is no longer available for purchase. See The Contracts - Investment Requirements.
What is Lincoln Lifetime IncomeSM Advantage? (for Nonqualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts – Lincoln Lifetime IncomeSM Advantage. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus (or “Plus Option”) provides an increase in your Contract Value of an amount equal to the excess of the initial Guaranteed Amount over the current Contract Value on the seventh Benefit Year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for purchase.
What is the Lincoln SmartSecurity® Advantage (for Nonqualified Contracts or IRAs only)? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts – Lincoln SmartSecurity® Advantage. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. All versions of this rider are no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase, that provides periodic variable lifetime income payments. A Death Benefit and the ability to make purchase payments (IRA contracts only) and withdrawals are available during a defined period of time. We assess a charge, imposed only during the i4LIFE® Advantage payout phase. For qualified contracts, the Guaranteed Income Benefit is included in the election of i4LIFE® Advantage. There is an additional charge for this rider.
What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Regular Income Payments. For nonqualified contracts and IRAs, the i4LIFE® Guaranteed Income Benefit is purchased at the time you elect i4LIFE® Advantage or any time during the Access Period. 4LATER® Advantage, Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE® Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the Contract Value at the time you elect i4LIFE® with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE® Advantage. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE® Advantage Guaranteed Income Benefit. The i4LIFE® Advantage feature available for purchase by owners of qualified contracts includes the Guaranteed Income benefit as one benefit. Neither feature can be selected independently of the other. For all Contractowners, by electing this benefit, you will be subject to Investment Requirements. See The Contracts – i4LIFE® Advantage Guaranteed Income Benefit, 4LATER® Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage option.
What is 4LATER® Advantage (or “4LATER®”)? 4LATER® Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor for the future. 4LATER® Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. There is an additional charge for this rider and you will be subject to Investment Requirements. You cannot simultaneously elect 4LATER® Advantage with any other Living Benefit Rider. There is an additional
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charge for this rider, and you will be subject to Investment Requirements. See The Contracts – 4LATER® Advantage. This rider is no longer available for purchase.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts – Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
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In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Fixed Side of the Contract
The portion of the Contract Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA. The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.
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Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.
Investments of the VAA
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the
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adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Certain plan sponsors may limit the availability of investment options. Check with your plan sponsor if you have questions about the availability of specific funds.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC
•	BlackRock Global Allocation V.I Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
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Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of the portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity in securities.(4)
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)(1): Long-term capital growth.
•	LVIP Delaware Foundation® Conservative Allocation Fund (Standard Class)(1): A combination of current income and preservation of capital with capital appreciation.
•	LVIP Delaware Foundation® Moderate Allocation Fund (Standard Class)(1): Capital appreciation with current income as a secondary objective.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)(1): To maximize long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
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•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(2): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
(formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(3)	The fund employs hedging strategies designed to provide for downward protection during sharp downward movements in equity markets.
(4)	The fund employs hedging strategies designed to reduce overall portfolio volatility.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
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The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal, and cross-reinvestment/earnings sweep services);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more owners than expected will qualify for waivers of the surrender charge;
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
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•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
•	the risk that, if i4LIFE® Advantage with the Guaranteed Income Benefit or 4LATER® Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Account Charge
There is no account charge for flexible premium Multi-Fund® 3 and 4. Periodic premium Multi-Fund® 1 contracts and flexible premium Multi-Fund® 2 contracts will deduct $25 from the Contract Value on the last Valuation Date of each Contract Year; this $25 account charge will also be deducted from the Contract Value upon surrender.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of other Purchase Payments that have been invested for the periods indicated as follows.
A. Periodic premium deferred contract
There will be a surrender charge for the first withdrawal each Contract Year in excess of 15% of Contract Value. Any subsequent withdrawals in the same Contract Year or upon surrender of contract will also incur a surrender charge.
	Contract year in which surrender/withdrawal occurs
	0	1	2	3	4	5	6	7	8	9	10	11+
Surrender charge as a percentage of the proceeds withdrawn	8%	8%	8%	8%	8%	8%	4%	4%	4%	4%	4%	0%
The surrender charge will never exceed 9% of the Purchase Payments applied to the contract.
A surrender charge does not apply to:
•	A surrender or withdrawal of Contract Value after ten full Contract Years.
•	One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
•	A surrender of the contract as a result of the death of the Annuitant.
•	A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
•	Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
•	Regular Income Payment made under i4LIFE® Advantage, including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.
•	Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage, or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
In addition, for 403(b) and 457 contracts, if the participant:
1)	has terminated employment with the employer that sponsored the contract; and
2)	has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and
3)	is at least age 55.
B. Single premium deferred contract or nonrecurring lump sum payment to periodic premium deferred contract
For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described below) will be:
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	Contract year in which surrender/withdrawal occurs
	0	1	2	3	4	5	6	7	8
Surrender charge as a percentage of the proceeds withdrawn	7%	7%	6%	5%	4%	3%	2%	1%	0%
The surrender charge will never exceed 9% of the Purchase Payments applied to the contract.
Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years. For periodic premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone. A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment after 7 full Contract Years.
•	One withdrawal of Contract Value during a Contract Year that does not exceed the free amount which is equal to 15% of the Contract Value.
•	A surrender of the contract as a result of the death of the Annuitant.
•	A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
•	Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
•	Regular Income Payment made under i4LIFE® Advantage, including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.
•	Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
C. Flexible premium deferred contract
For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7+
Surrender charge as a percentage of total Purchase Payments surrendered/withdrawn in a Contract Year	7%	6%	5%	4%	3%	2%	1%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the 7th anniversary since the Purchase Payment was invested.
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the Purchase Payments.
•	A surrender of the contract as a result of the death of the Annuitant.
•	A surrender or withdrawal as a result of the onset of a permanent and total disability of the Annuitant as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner.
•	Contract Value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us.
•	Regular Income Payment made under i4LIFE® Advantage, including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us.
•	Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased.
The surrender charge is calculated separately for each Contract Year's Purchase Payments to which a charge applies. (For purposes of calculating this charge, we assume that Purchase Payments are withdrawn on a first in-first out basis, and that all Purchase Payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when Contractowners surrender or withdraw before distribution costs have been recovered.
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Additional Information
Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.
The charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
In certain circumstances a holder of an annuity contract issued by Lincoln Life may decide to surrender such a contract and purchase another (second) annuity contract issued by Lincoln Life. In that instance, the surrender charges (if any) applicable to the first annuity contract may be waived (depending on the type of second contract purchased) and the funds held in the first annuity contract will be transferred to the second annuity contract.
Deductions from the VAA
For the base contract we, apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:
	With Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Without Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and expense risk charge	1.002%*	1.002%*
Enhanced Death Benefit charge	0.300%	0.000%
Total annual charge for each Subaccount	1.302%	1.002%
*Assets invested in the Delaware VIP Value Series on and after May 1, 2009 will have a mortality and expense risk charge of 0.952%.
This charge is made up of two parts:
1.	our assumption of mortality risks (0.900%) and
2.	our assumption of expense risks (0.102%).
The level of this charge is guaranteed not to change.
Deduction for the Enhanced Guaranteed Minimum Death Benefit (EGMDB)
When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next Valuation Period. This charge will continue for all future Contract Years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will stop at the end of the Valuation Period when the EGMDB is terminated. See The Contracts – Death Benefit Before the Annuity Commencement Date.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
i4LIFE® Advantage Charges (for Qualified Contracts). The annual rate of the i4LIFE® Advantage charge is currently 0.48% of the Account Value. During the Access Period, an amount equal to the monthly i4LIFE® Advantage percentage charge multiplied by the Account Value will be deducted from the Subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE® Advantage rider charge is in addition to the mortality and expense risk charge without the EGMDB of 1.002% and other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE® Advantage charge will be computed daily based on the net asset value in the Subaccounts and added to the mortality and expense risk charge for a total charge of 1.482%. If you purchase i4LIFE® Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE® Advantage.
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Each time you elect to begin a new 15-year step-up period, the i4LIFE® Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE® Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.
Lincoln Lifetime IncomeSM Advantage 2.0 Charge (for Nonqualified Contracts or IRAs only) (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.
This rider is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage Charge (for Nonqualified Contracts or IRAs only) (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we
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deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.
Lincoln SmartSecurity® Advantage Charge (for Nonqualified Contracts or IRAs only) (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The rider charge is currently equal to an annual rate of:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to May 20, 2013, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to May 20, 2013, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
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If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (for Nonqualified Contracts or IRAs only) (no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER® rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge (for Nonqualified Contracts or IRAs only). While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual rate of the i4LIFE® Advantage charge during the Access Period is: 1.302% for the i4LIFE® Advantage Account Value Death Benefit; and 1.652% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is
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1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 .
i4LIFE® Advantage with Guaranteed Income Benefit Charge (for Nonqualified Contracts or IRAs only). Guaranteed Income Benefit (version 4) is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% (1.802% for version 1, 2, and 3) for the i4LIFE® Advantage Account Value Death Benefit; and 2.302% (2.152% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (version 4) is subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.152% for the i4LIFE® Advantage Account Value Death Benefit; and 2.502% for the i4LIFE® Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (for Nonqualified Contracts or IRAs only). If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0, you may carry over certain features of that rider to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4).
For all such elections, this charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
For Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0, the charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The current initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.302% for the EGMDB and 1.002% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge that was in effect at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (version
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4) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is a 65-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.
1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) ($125,000 * 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% * $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (version 4) charge.)
Continuing the above example:
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).
If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
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i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER® Advantage (for Nonqualified Contracts or IRAs only). The 4LATER® Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% for the i4LIFE® Advantage Account Value Death Benefit; and 2.302% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER® charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER® Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers (for Nonqualified Contracts or IRAs only). For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.802% for the i4LIFE® Advantage Account Value Death Benefit; and 2.152% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk charge of 1.002% of the Contract Value will be assessed on all variable Annuity Payouts (except for the i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
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There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you have authorized us to keep it until the application is complete). Current applicants will be notified if we implement this procedure. Once the application is complete, we will allocate your initial Purchase Payment must be priced within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
For a periodic premium deferred contract (MF 1), the Annuitant must be under age 75. For a non-recurring lump sum payment to a periodic premium deferred contract, the Annuitant must be under age 85.
For a flexible premium (MF 2, 3, 4) deferred contract or a single premium deferred contract, the Annuitant must be under age 85.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.
The minimum Purchase Payment requirement for each contract will not exceed:
1.	Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.
2.	Flexible premium deferred contract (Multi-Fund® 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent Purchase Payment); and
3.	Periodic premium deferred contract (Multi-Fund® 1): $600 per contract year (minimum $25 per Purchase Payment).
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Purchase Payments in total may not equal or exceed $1 million without Lincoln Life approval. If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are a Contractowner and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit) after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract.
You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section or Appendix B of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.
You choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your Purchase Payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.
If your retirement plan is no longer submitting new payroll deduction contributions to a Lincoln contract, no further Purchase Payments of any type can be made into your contract/certificate without the express permission of your plan sponsor. In certain limited exceptions, combining Contract Values from existing Lincoln contracts may be allowed.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments are placed into the VAA's Subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20 under MF1 periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
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Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Loans
If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your Contract Value.
If you desire to apply for a loan, contact us for information on your plan's loan provisions and we will provide you with a loan brochure and the required Contract Loan Request form. A loan set-up fee will be charged where allowed by law. The loan brochure will disclose the amount of the loan set-up fee.
Transfers On or Before the Annuity Commencement Date
You may transfer all or a portion of your investment from one Subaccount to another.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
For single premium deferred contracts, periodic premium Multi-Fund® 1 contracts and flexible premium Multi-Fund® 2 and 3 contracts, transfers within the VAA and between the variable and fixed account are restricted to once every 30 days. Transfers cannot be made during the first 30 days after the contract date for flexible premium Multi-Fund® 4 and no more than six transfers will be allowed in any Contract Year. We reserve the right to waive any of these restrictions. The minimum amount which may be transferred between Subaccounts is $500 or the entire amount in the Subaccount, if less than $500. If the transfer from a Subaccount would leave you with less than $100 for periodic premium Multi-Fund® 1, flexible premium Multi-Fund® 2 and 3 contracts for $500 for flexible premium Multi-Fund® 4 contracts, we may transfer the total balance of the Subaccount. We have the right to reduce these minimum amounts.
A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.
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Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
For transfers from the fixed account of the contract to the variable account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12 month period. We reserve the right to waive any of these restrictions.
There is no charge to you for a transfer. However, we reserve the right to impose a charge of $10 per transfer in the future for any transfers above the maximum transfers allowed in a contract year.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
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Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
If you select i4LIFE® Advantage your transfer rights and restrictions for the variable Subaccounts and the fixed account are the same as they were on or before the Annuity Commencement Date.
If you do not select i4LIFE® Advantage, you may transfer all or a portion of your investment in one Subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
Ownership
Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Nonqualified contracts may not be sold, discounted or pledged as collateral for a loan or any other purpose. We assume no responsibility for the validity or effect of any assignment. An assignment affects the Death Benefit and benefits offered under Living Benefit Riders calculated under the contract. Consult your tax adviser about the tax consequences of an assignment.
Joint/Contingent Ownership
Joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only spouses may be a joint owner on Multi-Fund® 4, flexible premium deferred annuity contracts except where not permitted by law.
A contingent owner may exercise ownership rights in this contract only after the Contractowner dies.
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Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the Annuity Commencement Date depends upon the annuity option selected. See Annuity Payouts – Annuity Options.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order before the close of the NYSE (normally 4:00 p.m. New York time), we will process the request using the Accumulation Unit value computed on the next Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrenders or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.
The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
a.	attains age 59½
b.	separates from service
c.	dies
d.	becomes totally and permanently disabled and/or
e.	experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), portfolio rebalancing, automatic withdrawal service (AWS), cross-reinvestment/earnings sweep. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable Subaccounts into the variable Subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.
The cross-reinvestment/earnings sweep service allows you to automatically transfer the Account Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals.
Only one of the three additional services (DCA, portfolio rebalancing and cross reinvestment) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.
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Death Benefit Before the Annuity Commencement Date
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Generally, the more expensive the Death Benefit, the greater the protection. You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during the life of the Annuitant and change the Beneficiary by filing a written request with the Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
The Contract Value available upon death is the value of the contract at the end of the Valuation Period during which the death claim is approved by payment by Lincoln Life. The approval of the death claim payment will occur after receipt of all of the following:
•	proof, satisfactory to us, of the death of the Annuitant;
•	written authorization for payment; and our receipt of all required claim forms fully completed.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Flexible premium deferred contracts (Multi-Fund® 2,3,4) and Single premium deferred contracts
If the Annuitant dies before the Annuity Commencement Date and the enhanced guaranteed minimum Death Benefit (EGMDB) is not in effect, a Death Benefit equal to the Contract Value will be paid to your designated Beneficiary.
Prior to the Annuity Commencement Date, an optional EGMDB is available for nonqualified, Roth IRA and IRA flexible premium deferred annuity contracts, for Annuitants up to age 75. Please check with your financial adviser for availability to current Contractowners.
If the Annuitant dies before the Annuity Commencement Date and the EGMDB is in effect, the Death Benefit paid to your designated Beneficiary will be the greater of:
1.	The Contract Value at the end of the Valuation Period when the death claim is approved for payment by Lincoln Life, or
2.	The highest of:
a.	the Contract Value at the end of the Valuation Period when the EGMDB becomes effective and;
b.	the sum of all Purchase Payments less the sum of all withdrawals, partial annuitization and premium taxes incurred, if any; and
c.	the highest Contract Value, at the end of the Valuation Period, on any contract anniversary date up to and including age 75 following election of the EGMDB; increased by Purchase Payments and decreased by any withdrawals, annuitizations and premium taxes incurred after the EGMDB effective date or the contract anniversary on which the highest Contract Value occurred.
The EGMDB is not available under contracts issued to a Contractowner, joint owner or Annuitant who is age 75 or older at the time of issuance.
If you add the EGMDB after purchase, the benefit will take effect as of the Valuation Date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the Death Benefit under the EGMDB, the highest Contract Value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.
The EGMDB will take effect on the Valuation Date when the EGMDB election form is approved at our Home Office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next Valuation Date. The owner may not reelect the EGMDB once it is discontinued. As of the Annuity Commencement Date the EGMDB will be discontinued and the charge for the EGMDB will stop. See Charges and Other Deductions-Deduction for the EGMDB.
Periodic premium deferred contracts (Multi-Fund® 1)
If the Annuitant dies before the Annuity Commencement Date, Lincoln Life will pay the Beneficiary a Death Benefit equal to the greater of the following amounts:
1.	The net Purchase Payments, or
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2.	The value of the contract less any outstanding loan balance.
Net Purchase Payments will mean the sum of all Purchase Payments credited to the contract less any amounts paid when a withdrawal occurs and less any outstanding loan balance.
If your state has not approved this Death Benefit provision, the applicable Death Benefit will be equal to the Contract Value.
Upon the death of the Annuitant Federal Tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.
Annuity Payouts will be made in accordance with applicable laws and regulations governing payment of Death Benefits. Notwithstanding any provision to the contrary, the payment of Death Benefits provided under the contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits are taxable. See – Federal Tax Matters – Taxation of Death Benefits.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place upon the death of a Beneficiary:
1.	If any Beneficiary dies before the Annuitant, the Contractowner may elect a new Beneficiary. If no new Beneficiary election is made, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interest. There are no restrictions on the Beneficiary's use of the proceeds; and/or
2.	If no Beneficiary survives the Annuitant, the proceeds will be paid to the Contractowner or to his/her estate, as applicable.
Death of Contractowner
If the Contractowner of a nonqualified contract dies before the Annuity Commencement Date, then, in compliance with the tax code, the cash surrender value (Contract Value less any applicable charges, fees, and taxes) of the contract will be paid as follows:
1.	Upon the death of a non-Annuitant Contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the Annuitant named in the contract; and
2.	Upon the death of a Contractowner, who is also Annuitant, the death will be treated as death of the Annuitant and the provisions of this contract regarding death of Annuitant will control. If the recipient of the proceeds is the surviving spouse of the Contractowner, the contract may be continued in the name of that spouse as the new Contractowner or as a contract for the benefit of the surviving spouse.
If you are a non-spouse Beneficiary, the tax code requires that any distribution to be paid within five years of the death of the Contractowner unless the Beneficiary begins receiving, within one year of the Contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the Beneficiary's life expectancy.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® Advantage without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose
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Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit Contract Values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
i4LIFE® Advantage (Qualified Contracts only)	After May 4, 2007	Option 1
Lincoln Lifetime IncomeSM Advantage 2.0	On or After November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	Between February 19, 2008 and January 20, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage with Guaranteed Income Benefit (v.1) (for Nonqualified Contracts or IRAs only)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage with Guaranteed Income Benefit (v.2) (for Nonqualified Contracts or IRAs only)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage with Guaranteed Income Benefit (v.3) (for Nonqualified Contracts or IRAs only)	Between October 6, 2008 and January 20, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage with Guaranteed Income Benefit (v.4) (for Nonqualified Contracts or IRAs only)	On or after November 15, 2010	Option 3
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Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	American Funds Global Growth Fund
•	American Funds International Fund
•	Delaware VIP® High Yield Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Growth Series
•	LVIP BlackRock Emerging Markets Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Foundation Aggressive Allocation Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP Managed Risk Profile 2050 Fund
•	LVIP Mondrian International Value Fund
•	LVIP SSgA Emerging Markets 100 Fund
•	LVIP SSgA Global Tactical Managed Volatility Allocation
•	LVIP SSgA International Index Fund
•	LVIP SSgA Small-Cap Index Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Templeton Growth Managed Volatility Fund
•	LVIP Vanguard International Equity ETF Fund
•	MFS® VIT Utilities Series
All other Subaccounts will be referred to as “Non-Limited Subaccounts” except the Deutsche Alternative Asset Allocation VIP Portfolio, which is unavailable to any contract holder with a Living Benefit Rider.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the LVIP Money Market Fund Subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market Fund as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of contract value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly
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statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP High Yield Series
Delaware VIP Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund
PIMCO VIT Total Return Portfolio
	All other investment options except those in Group 3.	Deutsche Alternative Asset Allocation VIP Portfolio LVIP BlackRock Emerging Markets Managed Volatility Fund LVIP SSgA Emerging Markets 100 Fund
The fixed account is only available for dollar cost averaging.
To satisfy the Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value to or among the funds listed below. If you allocate less than 100% of Contract Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below that are not listed will fall into Group 2 and will be subject to Group 2 restrictions. These funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Foundation Conservative Allocation Fund
•	LVIP Delaware Foundation Moderate Allocation Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP SSgA Bond Index Fund
As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of
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your Contract Value to the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund or the LVIP Delaware Foundation Conservative Allocation Fund.
Investment Requirements – Option 3
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will become your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Global Income Fund
LVIP SSgA Bond Index Fund
PIMCO VIT Total Return Portfolio
All other funds except those in Group 3 and as discussed below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS® VIT Utilities Series

The fixed accounts are not available with these riders.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the funds on the following list; however, if you allocate less than 100% of Contract Value to or among these funds, then the funds listed below that are in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below will fall into Group 2 and will be subject to Group 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Foundation Conservative Allocation Fund
•	LVIP Delaware Foundation Moderate Allocation Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
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•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP SSgA Bond Index Fund
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP Delaware Foundation® Conservative Allocation Fund and the LVIP Global Conservative Allocation Managed Risk Fund.
Living Benefit Riders
The following optional Living Benefit Riders described in this prospectus are no longer available for election:
•	Lincoln Lifetime IncomeSM Advantage 2.0
•	Lincoln Lifetime IncomeSM Advantage
•	Lincoln Lifetime IncomeSM Advantage Plus
•	Lincoln SmartSecurity® Advantage
•	4LATER® Advantage
Appendix B to this prospectus provides a detailed description of the following Living Benefit Riders: Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity® Advantage and 4LATER® Advantage.
Before electing to drop an existing Living Benefit Rider you should consider that you will no longer be able to repurchase that rider or any other Living Benefit Rider (except i4LIFE® Advantage with or without the Guaranteed Income Benefit, if available). You should consider whether you will be eligible to purchase i4LIFE® Advantage (with or without the Guaranteed Income Benefit) which is currently only available for contracts with Contract Values of at least $50,000 and before an annuity payment option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 (qualified contracts) or age 95 (nonqualified contracts). You should also consider whether the features of i4LIFE® Advantage (with or without the Guaranteed Income Benefit) will be sufficient to meet your future income needs. Contractowners might consider purchasing i4LIFE® Advantage with the Guaranteed Income Benefit if they need an income program that provides periodic variable income payments for life, with a minimum payout floor, the ability to make withdrawals during a defined period of time (Access Period) and a Death Benefit during the Access Period. i4LIFE® Advantage with the Guaranteed Income Benefit uses a different annuity factor to calculate payments and Contractowners might consider other annuity payment options if their annuity payments would be higher. Please refer to the Contracts – i4LIFE® Advantage with Guaranteed Income Benefit section of this prospectus for more details. Before deciding to drop an existing rider you should consult with your registered representative.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased. i4LIFE® Advantage is the only Living Benefit Rider currently available to owners of qualified contracts.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
i4LIFE® Advantage for Qualified Contracts
i4LIFE® Advantage (the Variable Annuity Income rider in your contract) is an optional Annuity Payout rider you may elect and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus.
In order to elect the i4LIFE® Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE® Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE® Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your registered representative to determine if it is necessary to surrender your contract in order to elect i4LIFE® Advantage.
i4LIFE® Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, Regular Income
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Payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the Periodic Income Commencement Date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans (“tax-deferred retirement plans”). This option, when available in your state, is subject to a charge. See Charges and Other Deductions – i4LIFE® Advantage Charges for Qualified Contracts.
i4LIFE® Advantage may be elected at the time of application or at any time before another Annuity Payout option is elected by sending a written request to our Home Office. When you elect i4LIFE® Advantage, you make certain choices about your Regular Income Payments. The Annuitant, or Secondary Life, if applicable, may not be changed after i4LIFE® Advantage is elected. The Periodic Income Commencement Date will be within one month of when your i4LIFE® Advantage election form is approved by us.
i4LIFE® Advantage for tax-deferred retirement plans is only available if the Annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.
If i4LIFE® Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among Subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts – Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts – Transfers after the Annuity Commencement Date. Once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Additional Services.
When you elect i4LIFE® Advantage, you will receive the i4LIFE® Advantage Guarantee of Principal Death Benefit. See i4LIFE® Advantage Death Benefit.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a Death Benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum Death Benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 59½ when you request a change to the Access Period. A request to extend the Access Period will be effective on the next Periodic Income Commencement Date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.
If you extend the Access Period, subsequent Regular Income Payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new Regular Income Payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a Regular Income Payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your Access Period to 30 years, the Regular Income Payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.
We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the Regular Income Payments in compliance with Internal Revenue Code (“IRC”) provisions for required minimum distributions. You may not shorten your Access Period.
Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the Periodic Income Commencement Date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by Regular Income Payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life, if applicable) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE® Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your Regular Income Payments. Regular Income Payments will begin within 14 days of the Periodic Income Commencement Date. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
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Regular Income Payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. For information regarding income tax consequences of Regular Income Payments, See Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
•	The age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the monthly Regular Income Payments;
•	the assumed investment return of 4%; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
Subsequent Regular Income Payments during the Access Period are determined by dividing the Account Value, on the applicable Valuation Date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the Subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal. For example, a Contractowner has an Account Value of $100,000 and an income payment of $400 per month. If the Contractowner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the Regular Income Payment. The Regular Income Payment of $400 would be reduced to $300 [$400 – (25% x $400)]. See i4LIFE® Advantage – General i4LIFE® Advantage Provisions for more information on withdrawals.
For a joint life option, the Secondary Life must be the Annuitant’s spouse and must be the primary Beneficiary. If either the Annuitant or Secondary Life dies during the Access Period, the surviving life may elect to continue Regular Income Payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular Income Payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the Annuitant, the Secondary Life may choose to take the Death Benefit, and the i4LIFE® Advantage rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the Secondary Life during the Access Period, if applicable. If there is no surviving life, then the Regular Income Payments will cease and this rider will terminate.
For a single life option, if the Annuitant dies during the Access Period, a Death Benefit will be paid and the Regular Income Payments will cease and this rider will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. The frequency of Regular Income Payments, the assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life (if living);
•	the monthly Regular Income Payments;
•	the assumed investment return of 4%; and
•	the Individual Annuity Mortality table specified in your contract.
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The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Your Regular Income Payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life’s general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will vary on an annual basis for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable.
Guaranteed Income Benefit with i4LIFE® Advantage for Qualified Contracts
The Guaranteed Income Benefit ensures that your Regular Income Payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the Access Period and the Lifetime Income Period.
The Guaranteed Income Benefit is initially equal to 75% of the initial Regular Income Payment. If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant, or Secondary Life, if applicable, is living.
The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the Periodic Income Commencement Date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the Valuation Date of the first Regular Income Payment in the first calendar year of each 3-year period. At the end of a 15-year step-up period, the Contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE® Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE® Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.
The Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Advantage Provisions to see the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit.
If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your Regular Income Payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the Regular Income Payment. You may not shorten your Access Period.
i4LIFE® Advantage Death Benefit
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).
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References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force prior to that election. Regular Income Payments are deducted from the Death Benefit before any additional withdrawals when determining the Death Benefit.
The following example demonstrates the impact of a withdrawal on your Death Benefit:
Total Purchase Payments $200,000
Total i4LIFE® Advantage Regular Income Payments $25,000
Additional Withdrawal $15,000
Death Benefit value after i4LIFE® Advantage withdrawal = $200,000 – $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000
General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
During the Access Period, if the single life option has been elected, then upon the death of the Annuitant, the Regular Income Payments will cease and this rider will terminate. If the joint life option has been elected, then upon the death of the Annuitant, the Secondary Life, if still surviving, as spouse and primary Beneficiary, may terminate the contract and this rider and receive full payment of the Death Benefit or elect to continue the contract and this rider and receive Regular Income Payments for his/her lifetime. Upon the death of the Secondary Life, the Annuitant if still surviving, may continue to receive Regular Income Payments for the remainder of the access period and for the Lifetime Income Period or may elect to terminate this rider. If neither the Annuitant nor the Secondary Life is still surviving, the Regular Income Payments will cease and this rider will terminate.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with IRC Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to Lincoln Life of the death, Regular Income Payments may be suspended until the death claim is approved. If this rider is continued, upon approval of the death claim the excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the Regular Income Payments will restart. Otherwise, this rider terminates.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
General Provisions
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit Payments:
i4LIFE® Advantage Regular Income Payment before Withdrawal $1,200
Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE® Advantage Regular Income Payment for Withdrawal = $1,200 x 10% = $120
i4LIFE® Advantage Regular Income Payment after Withdrawal = $1,200 – $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75
Guaranteed Income Benefit after Withdrawal = $750 – $75 = $675
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.
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Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
Availability. The availability of i4LIFE® Advantage will depend upon your state’s approval of the i4LIFE® Advantage contract rider. Please check with your registered representative for availability.
i4LIFE® Advantage for NonQualified Contracts and IRAs
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE® Advantage Guaranteed Income Benefit or the 4LATER® Guaranteed Income Benefit (described below) for an additional charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. If you purchased 4LATER® Advantage, you must wait at least one year before you can purchase i4LIFE® Advantage. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For IRAs, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life are age 59½ or older at the time the option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER® Advantage Guaranteed Income Benefit or i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you had previously elected will become the Death Benefit under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value
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(defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will the total value of all of the Contractowner’s Accumulation Units plus the Contractowner’s value in the fixed account, and will be reduced by Regular Income Payments made and Guaranteed Income Benefit payments as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date your elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any surrender charges. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
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The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the surviving payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant (and Secondary Life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE® Advantage (and the Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. You Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available for nonqualified contracts during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract)
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after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.
When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, no Death Benefit is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal tax matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated.
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE® Advantage Death Benefit will terminate and you will have the Account Value Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and begin assessing the mortality and expense risk charge
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and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Guaranteed Income Benefit with i4LIFE® Advantage (for Nonqualified Contracts or IRAs only)
A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER® Advantage (minimum Annuity Payout rider) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that the i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 who decides to terminate Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
i4LIFE® Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity® Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit Rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit elections on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
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Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity® Advantage will receive the currently available version of the Guaranteed Income Benefit.
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
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8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit (version 4)	$100,000
8/1/2014 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
At the time of a reset of the step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
At the time of a reset of the 15-year step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period.
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i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 20 years or the difference between your age (nearest birthday) and age 95 (15 years or the difference between your age and age 85 prior to May 21, 2012).
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
Termination of the Guaranteed Income Benefit. The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) and nonqualified annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
The next section describes certain guarantees in Living Benefit Riders relating to the election of i4LIFE® Advantage with Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider.
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Lincoln SmartSecurity® Advantage. Contractowners who purchased the Lincoln SmartSecurity® Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner’s age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections table above. The example assumes an annual payment mode has been elected.
Account Value (equals Contract Value on date i4LIFE® Advantage with Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage with Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;

•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender or other charge.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
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If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
We may defer payments from the fixed side of the contract for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
Lincoln may make available a reinvestment provision for purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This provision may not be available on all contracts. You should consult with us prior to sending us money.
This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)
The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage, The Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Annual Income Amount Annuity Payout Option or the Guaranteed Amount Annuity Payout option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
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Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two- thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (See Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.002% will be assessed on all variable Annuity Payouts (except for the i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.
General information
The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday; however you may change the Annuity Commencement Date, change the annuity option, or change the allocation of the allocations among the Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30-days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option.
Unless you select another option, the contract automatically provides for a life with a 10-year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to your Beneficiary as payouts become due after we are in receipt of all of the following:
•	proof, satisfactory to us, of the death;
•	written authorization for payment;
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
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To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3. Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the Annuity Payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of Purchase Payments, plus up to 0.1256% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.
We also pay for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 5.85% of Purchase Payments, plus up to 0.1256% quarterly based on Contract Value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
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These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA
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fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
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Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
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Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is
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any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such
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tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return Purchase Payments. With respect to the VAA, except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the Purchase Payment(s). IRA purchasers will receive Purchase Payments only.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
63

Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
You have the option of receiving contract-related information (such as prospectuses, quarterly statements, semi-annual and annual reports) from Us electronically, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
64

Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
65

Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Multi-Fund®
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C Multi-Fund®.
(Please Print)
Name:

Address:

City

State

Zip

Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340
66

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67

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68

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2005	0.478	0.489	471	0.484	0.497	72,128
2006	0.489	0.523	343	0.497	0.533	58,716
2007	0.523	0.619	580	0.533	0.633	71,778
2008	0.619	0.321	440	0.633	0.329	57,781
2009	0.321	0.485	389	0.329	0.499	66,237
2010	0.485	0.568	200	0.499	0.586	51,409
2011	0.568	0.429	212	0.586	0.444	42,946
2012	0.429	0.480	195	0.444	0.498	37,638
2013	0.480	0.582	90	0.498	0.606	31,270
2014	0.582	0.602	80	0.606	0.629	29367
ABVPSF Growth and Income(1)
2004	10.187	11.112	9	10.000	11.132	166
2005	11.112	11.473	12	11.132	11.528	468
2006	11.473	13.248	56	11.528	13.352	4,242
2007	13.248	13.712	39	13.352	13.861	3,691
2008	13.712	8.027	32	13.861	8.138	3,105
2009	8.027	9.535	23	8.138	9.697	2,807
2010	9.535	10.616	18	9.697	10.829	2,473
2011	10.616	11.115	15	10.829	11.372	2,247
2012	11.115	12.863	15	11.372	13.200	2,048
2013	12.863	15.054	13	13.200	15.465	209
American Century VP Inflation Protection(2)
2009	10.138	10.593	3	10.125	10.614	670
2010	10.593	11.017	7	10.614	11.072	1,395
2011	11.017	12.189	17	11.072	12.287	2,618
2012	12.189	12.940	27	12.287	13.083	2,535
2013	N/A	N/A	N/A	13.083	11.885	2
American Funds Global Growth
2005	11.290	12.712	12	11.310	12.773	1,971
2006	12.712	15.111	40	12.773	15.229	3,608
2007	15.111	17.130	52	15.229	17.316	5,103
2008	17.130	10.417	46	17.316	10.562	5,246
2009	10.417	14.633	43	10.562	14.881	5,218
2010	14.633	16.140	34	14.881	16.463	4,512
2011	16.140	14.515	30	16.463	14.850	4,035
2012	14.515	17.560	23	14.850	18.019	3,600
2013	17.560	22.391	17	18.019	23.045	3,460
2014	22.391	22.612	16	23.045	23.343	3090
American Funds Growth
2005	0.897	1.029	7,982	0.910	1.047	656,827
2006	1.029	1.120	6,274	1.047	1.142	658,730
2007	1.120	1.242	5,037	1.142	1.270	622,788
2008	1.242	0.687	3,804	1.270	0.705	564,965
2009	0.687	0.945	3,520	0.705	0.973	530,354
2010	0.945	1.107	2,979	0.973	1.143	478,174
2011	1.107	1.046	2,660	1.143	1.083	424,743
2012	1.046	1.217	2,370	1.083	1.264	373,251
2013	1.217	1.563	1,887	1.264	1.628	337,579
2014	1.563	1.674	1653	1.628	1.749	307434

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income
2005	10.958	11.447	107	10.978	11.502	6,499
2006	11.447	13.016	123	11.502	13.118	9,633
2007	13.016	13.496	123	13.118	13.643	11,875
2008	13.496	8.279	121	13.643	8.395	12,749
2009	8.279	10.725	114	8.395	10.907	13,052
2010	10.725	11.796	95	10.907	12.032	12,222
2011	11.796	11.431	87	12.032	11.694	10,821
2012	11.431	13.255	82	11.694	13.602	9,903
2013	13.255	17.467	69	13.602	17.978	9,358
2014	17.467	19.074	63	17.978	19.691	8814
American Funds International
2005	0.896	1.074	1,918	0.908	1.092	179,882
2006	1.074	1.262	1,967	1.092	1.287	220,837
2007	1.262	1.495	1,795	1.287	1.529	238,601
2008	1.495	0.854	1,352	1.529	0.876	223,353
2009	0.854	1.206	1,317	0.876	1.241	209,306
2010	1.206	1.276	1,156	1.241	1.318	186,877
2011	1.276	1.084	1,008	1.318	1.122	164,828
2012	1.084	1.261	886	1.122	1.310	144,472
2013	1.261	1.514	748	1.310	1.578	131,530
2014	1.514	1.455	630	1.578	1.520	121749
BlackRock Global Allocation V.I.
2009	10.013	11.614	3	10.212	11.637	510
2010	11.614	12.617	7	11.637	12.679	1,485
2011	12.617	12.019	5	12.679	12.114	1,868
2012	12.019	13.083	6	12.114	13.227	1,841
2013	13.083	14.819	13	13.227	15.027	1,753
2014	14.819	14.936	13	15.027	15.191	1768
Delaware VIP Diversified Income
2005	10.915	10.726	39	10.935	10.778	1,942
2006	10.726	11.426	69	10.778	11.515	6,876
2007	11.426	12.139	95	11.515	12.270	9,933
2008	12.139	11.437	117	12.270	11.596	11,935
2009	11.437	14.333	120	11.596	14.576	11,477
2010	14.333	15.287	121	14.576	15.593	11,173
2011	15.287	16.054	112	15.593	16.425	10,251
2012	16.054	16.987	106	16.425	17.431	9,369
2013	16.987	16.556	79	17.431	17.040	7,364
2014	16.556	17.210	68	17.040	17.766	6694
Delaware VIP High Yield
2005	10.231	10.256	8	10.000	10.273	227
2006	10.256	11.384	18	10.273	11.437	1,374
2007	11.384	11.550	19	11.437	11.639	1,736
2008	11.550	8.645	15	11.639	8.738	1,662
2009	8.645	12.712	18	8.738	12.887	2,666
2010	12.712	14.470	23	12.887	14.713	2,531
2011	14.470	14.623	19	14.713	14.913	2,385
2012	14.623	17.006	15	14.913	17.396	2,537
2013	17.006	18.333	14	17.396	18.810	2,360
2014	18.333	18.044	16	18.810	18.569	2258
Delaware VIP REIT
2005	2.222	2.351	1,045	2.253	2.391	96,353
2006	2.351	3.078	925	2.391	3.139	99,500
2007	3.078	2.614	527	3.139	2.675	62,993
2008	2.614	1.676	344	2.675	1.720	51,950
2009	1.676	2.040	241	1.720	2.099	44,329
2010	2.040	2.557	200	2.099	2.639	42,568
2011	2.557	2.800	176	2.639	2.899	39,547
2012	2.800	3.232	146	2.899	3.357	36,988
2013	3.232	3.259	136	3.357	3.394	31,901
2014	3.259	4.164	131	3.394	4.351	31191

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value
2005	1.589	1.712	1,548	1.606	1.736	160,146
2006	1.712	1.958	1,274	1.736	1.991	158,784
2007	1.958	1.801	746	1.991	1.837	129,060
2008	1.801	1.243	495	1.837	1.272	109,689
2009	1.243	1.614	425	1.272	1.656	99,261
2010	1.614	2.102	401	1.656	2.163	94,797
2011	2.102	2.042	375	2.163	2.107	83,511
2012	2.042	2.290	332	2.107	2.371	73,535
2013	2.290	3.010	262	2.371	3.126	67,569
2014	3.010	3.138	230	3.126	3.269	60187
Delaware VIP Smid Cap Growth(3)
2005	2.062	2.155	1,991	2.109	2.210	143,466
2006	2.155	2.288	1,559	2.210	2.355	123,205
2007	2.288	2.502	1,087	2.355	2.582	103,798
2008	2.502	1.315	783	2.582	1.361	89,730
2009	1.315	2.009	638	1.361	2.085	83,295
2010	2.396	2.718	522	2.493	2.830	78,019
2011	2.718	2.901	465	2.830	3.030	72,811
2012	2.901	3.179	428	3.030	3.330	63,325
2013	3.179	4.435	367	3.330	4.659	58,757
2014	4.435	4.515	268	4.659	4.758	51371
Delaware VIP Value
2005	1.846	1.932	1,255	1.888	1.982	77,860
2006	1.932	2.366	1,041	1.982	2.435	85,884
2007	2.366	2.272	888	2.435	2.345	79,751
2008	2.272	1.493	724	2.345	1.546	65,424
2009	1.493	1.739	571	1.546	1.806	57,223
2010	1.739	1.986	479	1.806	2.068	51,661
2011	1.986	2.148	465	2.068	2.244	49,767
2012	2.148	2.434	383	2.244	2.550	45,878
2013	2.434	3.213	364	2.550	3.377	45,186
2014	3.213	3.618	361	3.377	3.813	42403
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	10.004	11.547	52
2010	N/A	N/A	N/A	11.547	12.857	163
2011	N/A	N/A	N/A	12.857	12.364	249
2012	N/A	N/A	N/A	12.364	13.431	297
2013	N/A	N/A	N/A	13.431	13.421	272
2014	N/A	N/A	N/A	13.421	13.752	292
Deutsche Equity 500 Index VIP(1)
2004	0.820	0.895	3,191	0.830	0.909	156,804
2005	0.895	0.925	1,496	0.909	0.942	146,112
2006	0.925	1.054	2,108	0.942	1.078	249,200
2007	1.054	1.096	1,640	1.078	1.123	222,719
2008	1.096	0.680	1,184	1.123	0.699	196,677
2009	0.680	0.848	875	0.699	0.874	180,745
2010	0.848	0.960	705	0.874	0.993	163,013
2011	0.960	0.965	635	0.993	1.001	149,607
2012	0.965	1.102	558	1.001	1.146	135,153
2013	1.102	1.291	539	1.146	1.345	10,660
Deutsche Small Cap Index VIP(4)
2004	1.259	1.464	653	1.276	1.487	44,813
2005	1.464	1.506	472	1.487	1.535	37,029
2006	1.506	1.747	394	1.535	1.786	38,624
2007	1.747	1.692	311	1.786	1.735	32,347
2008	1.692	1.100	173	1.735	1.131	28,309
2009	1.100	1.374	121	1.131	1.418	25,536
2010	1.374	1.714	119	1.418	1.774	23,688
2011	1.714	1.618	102	1.774	1.679	20,763
2012	1.618	1.856	84	1.679	1.932	18,022
2013	N/A	N/A	N/A	1.932	2.652	1*

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Contrafund
2005	1.175	1.355	2,245	1.194	1.381	146,314
2006	1.355	1.493	1,978	1.381	1.526	158,487
2007	1.493	1.732	1,660	1.526	1.776	160,866
2008	1.732	0.981	1,394	1.776	1.009	156,588
2009	0.981	1.313	1,321	1.009	1.355	144,679
2010	1.313	1.518	1,188	1.355	1.571	130,869
2011	1.518	1.459	1,045	1.571	1.514	119,451
2012	1.459	1.675	879	1.514	1.744	107,800
2013	1.675	2.168	804	1.744	2.264	97,124
2014	2.168	2.393	684	2.264	2.506	89899
Fidelity VIP Growth
2005	0.779	0.813	1,276	0.792	0.828	93,377
2006	0.813	0.856	770	0.828	0.875	78,415
2007	0.856	1.072	835	0.875	1.099	99,050
2008	1.072	0.558	555	1.099	0.574	85,210
2009	0.558	0.706	357	0.574	0.729	73,851
2010	0.706	0.865	284	0.729	0.895	68,635
2011	0.865	0.855	253	0.895	0.887	63,281
2012	0.855	0.967	248	0.887	1.006	58,114
2013	0.967	1.300	236	1.006	1.357	53,328
2014	1.300	1.426	208	1.357	1.493	53080
LVIP Baron Growth Opportunities(5)
2005	1.731	1.766	869	1.759	1.800	94,277
2006	1.766	2.014	638	1.800	2.059	84,192
2007	2.014	2.056	439	2.059	2.108	76,738
2008	2.056	1.235	320	2.108	1.270	66,481
2009	1.235	1.686	235	1.270	1.739	62,604
2010	1.686	2.103	191	1.739	2.176	56,237
2011	2.103	2.160	178	2.176	2.241	51,044
2012	2.160	2.521	146	2.241	2.624	44,950
2013	2.521	3.485	138	2.624	3.638	44,741
2014	3.485	3.607	124	3.638	3.777	39123
LVIP BlackRock Emerging Markets RPM
2014	N/A	N/A	N/A	10.111	9.299	57
LVIP BlackRock Equity Dividend RPM
2005	2.947	3.040	2,816	3.014	3.119	226,731
2006	3.040	3.339	2,057	3.119	3.435	197,098
2007	3.339	3.439	1,600	3.435	3.549	163,389
2008	3.439	2.094	1,115	3.549	2.167	136,787
2009	2.094	2.548	962	2.167	2.646	119,624
2010	2.548	2.966	749	2.646	3.089	106,423
2011	2.966	2.852	651	3.089	2.979	94,872
2012	2.852	3.293	549	2.979	3.450	83,533
2013	3.293	3.843	489	3.450	4.038	74,646
2014	3.843	3.926	427	4.038	4.137	67575
LVIP BlackRock Inflation Protected Bond
2012	10.164	10.239	4	10.014	10.259	134
2013	10.239	9.264	32	10.259	9.309	2,351
2014	9.264	9.430	25	9.309	9.505	2040
LVIP Clarion Global Real Estate
2007	9.561	8.250	5	10.000	8.265	369
2008	8.250	4.720	8	8.265	4.743	634
2009	4.720	6.421	4	4.743	6.472	887
2010	6.421	7.478	7	6.472	7.559	1,037
2011	7.478	6.741	8	7.559	6.835	1,075
2012	6.741	8.296	7	6.835	8.437	1,218
2013	8.296	8.459	5	8.437	8.629	1,198
2014	8.459	9.510	4	8.629	9.730	1320
LVIP Columbia Small-Mid Cap Growth RPM
2014	10.191	10.127	1*	9.862	10.146	22

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2005	6.740	6.828	597	6.893	7.005	50,814
2006	6.828	7.057	492	7.005	7.262	46,791
2007	7.057	7.345	435	7.262	7.581	45,930
2008	7.345	7.038	337	7.581	7.286	43,173
2009	7.038	8.260	303	7.286	8.576	38,003
2010	8.260	8.846	269	8.576	9.212	34,852
2011	8.846	9.398	227	9.212	9.817	31,351
2012	9.398	9.890	212	9.817	10.361	28,348
2013	9.890	9.537	161	10.361	10.021	23,494
2014	9.537	9.976	140	10.021	10.514	21309
LVIP Delaware Diversified Floating Rate
2011	9.769	9.746	1*	9.998	9.764	46
2012	9.746	10.001	7	9.764	10.050	86
2013	10.001	9.921	7	10.050	10.000	286
2014	9.921	9.830	1*	10.000	9.936	309
LVIP Delaware Foundation Aggressive Allocation(6)
2005	3.287	3.465	550	3.362	3.555	65,702
2006	3.465	3.917	480	3.555	4.030	58,923
2007	3.917	4.112	417	4.030	4.244	52,749
2008	4.112	2.711	360	4.244	2.806	45,449
2009	2.711	3.532	266	2.806	3.667	38,853
2010	3.532	3.921	216	3.667	4.083	33,998
2011	3.921	3.792	205	4.083	3.961	29,982
2012	3.792	4.240	186	3.961	4.442	26,317
2013	4.240	5.032	159	4.442	5.288	23,521
2014	5.032	5.183	140	5.288	5.463	21304
LVIP Delaware Foundation Conservative Allocation(7)
2005	6.085	6.278	673	6.224	6.441	80,441
2006	6.278	6.852	525	6.441	7.051	70,268
2007	6.852	7.073	438	7.051	7.300	61,096
2008	7.073	5.100	309	7.300	5.279	51,681
2009	5.100	6.184	291	5.279	6.420	45,372
2010	6.184	6.740	251	6.420	7.019	40,278
2011	6.740	6.802	202	7.019	7.105	35,892
2012	6.802	7.427	178	7.105	7.782	32,259
2013	7.427	8.016	161	7.782	8.423	28,728
2014	8.016	8.298	141	8.423	8.746	26095
LVIP Delaware Foundation Moderate Allocation
2009	N/A	N/A	N/A	10.159	11.800	39
2010	N/A	N/A	N/A	11.800	12.968	88
2011	13.450	12.775	4	12.968	12.874	177
2012	12.775	14.036	4	12.874	14.187	223
2013	14.036	15.827	4	14.187	16.045	330
2014	15.827	16.346	3	16.045	16.621	311
LVIP Delaware Growth and Income
2005	11.301	11.773	877	11.560	12.079	161,599
2006	11.773	13.058	673	12.079	13.437	138,884
2007	13.058	13.678	533	13.437	14.117	120,694
2008	13.678	8.671	419	14.117	8.977	103,063
2009	8.671	10.672	354	8.977	11.081	92,891
2010	10.672	11.896	289	11.081	12.389	78,825
2011	11.896	11.883	243	12.389	12.413	69,911
2012	11.883	13.526	192	12.413	14.171	62,001
2013	13.526	17.792	169	14.171	18.696	55,852
2014	17.792	19.876	154	18.696	20.949	50436

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2005	5.993	6.627	1,548	6.130	6.799	146,462
2006	6.627	7.346	1,149	6.799	7.559	130,461
2007	7.346	7.466	868	7.559	7.706	112,129
2008	7.466	4.834	696	7.706	5.004	95,906
2009	4.834	6.203	603	5.004	6.440	84,422
2010	6.203	6.831	525	6.440	7.114	74,128
2011	6.831	6.785	462	7.114	7.088	65,963
2012	6.785	7.721	403	7.088	8.089	58,234
2013	7.721	10.341	374	8.089	10.867	52,708
2014	10.341	11.759	336	10.867	12.394	48209
LVIP Delaware Special Opportunities
2005	13.199	15.066	343	13.500	15.456	45,366
2006	15.066	17.259	280	15.456	17.759	41,456
2007	17.259	17.684	201	17.759	18.251	35,897
2008	17.684	11.061	139	18.251	11.450	30,209
2009	11.061	14.241	118	11.450	14.786	26,915
2010	14.241	18.364	98	14.786	19.124	24,724
2011	18.364	17.183	87	19.124	17.949	21,921
2012	17.183	19.495	77	17.949	20.424	19,148
2013	19.495	25.743	64	20.424	27.051	17,401
2014	25.743	27.349	59	27.051	28.825	15752
LVIP Global Income
2009	N/A	N/A	N/A	10.064	10.779	202
2010	10.700	11.584	2	10.779	11.704	452
2011	11.584	11.559	4	11.704	11.714	659
2012	11.559	12.287	5	11.714	12.489	664
2013	12.287	11.786	4	12.489	12.016	601
2014	11.786	11.860	3	12.016	12.127	558
LVIP JPMorgan Mid Cap Value RPM
2014	10.660	10.496	1*	9.899	10.516	92
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	9.998	10.493	115
2008	N/A	N/A	N/A	10.493	7.904	336
2009	N/A	N/A	N/A	7.904	9.735	419
2010	N/A	N/A	N/A	9.735	10.743	436
2011	N/A	N/A	N/A	10.743	10.769	387
2012	N/A	N/A	N/A	10.769	11.572	336
2013	N/A	N/A	N/A	11.572	12.480	273
2014	N/A	N/A	N/A	12.480	12.946	248
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	10.001	10.337	137
2008	N/A	N/A	N/A	10.337	7.482	654
2009	N/A	N/A	N/A	7.482	9.308	876
2010	N/A	N/A	N/A	9.308	10.324	1,035
2011	N/A	N/A	N/A	10.324	10.241	1,055
2012	N/A	N/A	N/A	10.241	10.989	1,017
2013	N/A	N/A	N/A	10.989	12.090	1,052
2014	N/A	N/A	N/A	12.090	12.495	1034
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	10.045	10.444	58
2008	N/A	N/A	N/A	10.444	7.157	282
2009	N/A	N/A	N/A	7.157	9.066	370
2010	N/A	N/A	N/A	9.066	10.102	456
2011	N/A	N/A	N/A	10.102	9.945	543
2012	N/A	N/A	N/A	9.945	10.624	581
2013	N/A	N/A	N/A	10.624	11.963	629
2014	N/A	N/A	N/A	11.963	12.337	733

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	10.072	10.269	23
2008	N/A	N/A	N/A	10.269	6.553	70
2009	N/A	N/A	N/A	6.553	8.495	138
2010	N/A	N/A	N/A	8.495	9.560	191
2011	N/A	N/A	N/A	9.560	9.326	210
2012	N/A	N/A	N/A	9.326	9.891	215
2013	N/A	N/A	N/A	9.891	11.412	221
2014	N/A	N/A	N/A	11.412	11.691	238
LVIP Managed Risk Profile 2050
2011	N/A	N/A	N/A	9.867	9.212	3
2012	N/A	N/A	N/A	9.212	9.668	11
2013	N/A	N/A	N/A	9.668	11.394	26
2014	N/A	N/A	N/A	11.394	11.612	25
LVIP Managed Risk Profile Conservative
2005	N/A	N/A	N/A	9.994	10.304	171
2006	10.233	11.102	6	10.304	11.154	582
2007	11.102	11.810	6	11.154	11.902	1,619
2008	11.810	9.508	12	11.902	9.610	1,998
2009	9.508	11.717	8	9.610	11.879	2,013
2010	11.717	12.780	8	11.879	12.995	1,914
2011	12.780	13.079	8	12.995	13.339	1,732
2012	13.079	14.172	7	13.339	14.497	1,524
2013	14.172	15.353	7	14.497	15.752	1,286
2014	15.353	16.018	6	15.752	16.484	1231
LVIP Managed Risk Profile Growth
2005	10.140	10.683	3	9.989	10.701	700
2006	10.683	12.035	1*	10.701	12.092	1,789
2007	12.035	13.044	11	12.092	13.146	2,654
2008	13.044	8.573	4	13.146	8.666	2,808
2009	8.573	10.918	7	8.666	11.070	2,630
2010	10.918	12.148	7	11.070	12.353	2,512
2011	12.148	11.990	6	12.353	12.230	2,383
2012	11.990	12.917	4	12.230	13.215	2,079
2013	12.917	14.477	4	13.215	14.855	1,796
2014	14.477	14.786	10	14.855	15.217	1638
LVIP Managed Risk Profile Moderate
2005	10.060	10.506	7	10.005	10.524	576
2006	10.506	11.618	73	10.524	11.673	1,685
2007	11.618	12.531	61	11.673	12.628	2,910
2008	12.531	9.077	37	12.628	9.174	3,375
2009	9.077	11.471	28	9.174	11.630	3,387
2010	11.471	12.677	22	11.630	12.891	3,392
2011	12.677	12.659	18	12.891	12.911	3,134
2012	12.659	13.694	14	12.911	14.008	2,857
2013	13.694	15.119	16	14.008	15.513	2,419
2014	15.119	15.542	10	15.513	15.995	2359
LVIP Mondrian International Value
2005	2.635	2.927	1,000	2.695	3.003	137,848
2006	2.927	3.756	1,003	3.003	3.865	144,546
2007	3.756	4.134	863	3.865	4.266	131,929
2008	4.134	2.585	660	4.266	2.675	110,647
2009	2.585	3.093	542	2.675	3.211	96,394
2010	3.093	3.128	355	3.211	3.257	83,941
2011	3.128	2.957	314	3.257	3.089	74,566
2012	2.957	3.200	271	3.089	3.352	65,736
2013	3.200	3.848	233	3.352	4.044	59,430
2014	3.848	3.702	195	4.044	3.902	54390

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market
2005	2.758	2.798	247	2.821	2.871	27,083
2006	2.798	2.891	254	2.871	2.975	29,490
2007	2.891	2.996	246	2.975	3.092	36,396
2008	2.996	3.026	363	3.092	3.133	54,054
2009	3.026	2.996	219	3.133	3.111	37,520
2010	2.996	2.959	196	3.111	3.081	27,472
2011	2.959	2.921	173	3.081	3.052	23,481
2012	2.921	2.884	140	3.052	3.022	19,575
2013	2.884	2.848	73	3.022	2.993	17,639
2014	2.848	2.812	55	2.993	2.963	15457
LVIP SSgA Bond Index
2009	10.318	10.292	1*	10.018	10.310	190
2010	10.292	10.767	2	10.310	10.817	392
2011	10.767	11.414	7	10.817	11.501	664
2012	11.414	11.701	6	11.501	11.825	504
2013	11.701	11.253	3	11.825	11.407	361
2014	11.253	11.747	3	11.407	11.943	443
LVIP SSgA Emerging Markets 100
2009	10.458	14.238	3	10.487	14.264	1,219
2010	14.238	17.957	8	14.264	18.042	1,664
2011	17.957	15.077	7	18.042	15.194	1,504
2012	15.077	16.766	9	15.194	16.946	1,466
2013	16.766	16.081	6	16.946	16.302	1,329
2014	16.081	15.338	5	16.302	15.596	1359
LVIP SSgA Global Tactical Allocation RPM(8)
2005	10.249	10.920	4	10.000	10.939	343
2006	10.920	12.562	1*	10.939	12.622	770
2007	12.562	13.766	2	12.622	13.872	1,066
2008	13.766	8.090	2	13.872	8.177	1,181
2009	8.090	10.445	5	8.177	10.589	1,199
2010	10.445	11.210	5	10.589	11.399	1,111
2011	11.210	11.090	3	11.399	11.311	956
2012	11.090	12.167	1*	11.311	12.446	831
2013	12.167	13.187	1*	12.446	13.531	674
2014	13.187	13.534	1*	13.531	13.928	599
LVIP SSgA International Index
2009	11.763	12.438	1*	9.989	12.461	60
2010	12.438	13.142	2	12.461	13.207	105
2011	13.142	11.366	1*	13.207	11.456	94
2012	11.366	13.253	1*	11.456	13.398	129
2013	13.253	15.828	1*	13.398	16.048	158
2014	15.828	14.710	1*	16.048	14.960	186
LVIP SSgA S&P 500 Index
2007	9.683	9.649	1*	10.000	9.667	255
2008	9.649	5.982	5	9.667	6.011	828
2009	5.982	7.446	11	6.011	7.504	1,174
2010	7.446	8.432	13	7.504	8.524	1,206
2011	8.432	8.477	2	8.524	8.595	1,185
2012	8.477	9.677	2	8.595	9.841	1,170
2013	9.677	12.608	102	9.841	12.861	26,008
2014	12.608	14.116	79	12.861	14.442	24011
LVIP SSgA Small-Cap Index
2007	9.939	9.178	4	10.000	9.195	293
2008	9.178	5.982	3	9.195	6.011	395
2009	5.982	7.441	4	6.011	7.499	505
2010	7.441	9.268	8	7.499	9.369	719
2011	9.268	8.730	6	9.369	8.852	595
2012	8.730	9.987	3	8.852	10.157	608
2013	9.987	13.595	19	10.157	13.868	3,817
2014	13.595	14.046	14	13.868	14.371	3281

	with EGMDB			without EGMDB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	1.403	1.521	769	1.435	1.560	133,528
2006	1.521	1.640	550	1.560	1.688	115,691
2007	1.640	1.839	434	1.688	1.898	102,033
2008	1.839	1.039	338	1.898	1.075	91,652
2009	1.039	1.500	383	1.075	1.558	90,051
2010	1.500	1.901	282	1.558	1.980	83,044
2011	1.901	1.804	246	1.980	1.884	74,640
2012	1.804	2.071	209	1.884	2.169	66,065
2013	2.071	2.755	185	2.169	2.895	61,124
2014	2.755	3.035	162	2.895	3.198	55932
LVIP Templeton Growth RPM
2014	N/A	N/A	N/A	9.992	9.497	55
LVIP UBS Large Cap Growth RPM
2005	2.189	2.252	2,410	2.239	2.310	217,603
2006	2.252	2.437	1,793	2.310	2.508	178,507
2007	2.437	2.897	1,417	2.508	2.990	153,437
2008	2.897	1.692	1,185	2.990	1.752	134,987
2009	1.692	2.314	928	1.752	2.402	121,757
2010	2.314	2.543	751	2.402	2.648	109,239
2011	2.543	2.368	657	2.648	2.473	96,709
2012	2.368	2.720	587	2.473	2.849	85,587
2013	2.720	3.369	509	2.849	3.540	76,548
2014	3.369	3.504	439	3.540	3.693	69434
LVIP Vanguard Domestic Equity ETF
2011	9.299	9.367	1*	9.982	9.385	54
2012	9.367	10.622	1*	9.385	10.674	195
2013	10.622	13.651	1*	10.674	13.759	352
2014	13.651	15.082	2	13.759	15.247	503
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	10.022	8.374	55
2012	8.965	9.821	1*	8.374	9.869	169
2013	9.821	11.095	1*	9.869	11.183	263
2014	11.095	10.415	1*	11.183	10.531	357
MFS VIT Utilities
2005	1.032	1.190	1,254	1.043	1.207	111,004
2006	1.190	1.542	1,113	1.207	1.568	117,411
2007	1.542	1.946	1,265	1.568	1.985	159,091
2008	1.946	1.198	1,069	1.985	1.225	129,627
2009	1.198	1.575	778	1.225	1.616	111,551
2010	1.575	1.769	554	1.616	1.821	93,000
2011	1.769	1.865	517	1.821	1.925	84,484
2012	1.865	2.089	458	1.925	2.162	72,640
2013	2.089	2.485	426	2.162	2.580	65,551
2014	2.485	2.765	390	2.580	2.880	62360
NB AMT Mid Cap Growth(1)
2004	0.876	1.006	1,005	0.888	1.022	108,317
2005	1.006	1.129	837	1.022	1.151	100,912
2006	1.129	1.278	714	1.151	1.307	96,772
2007	1.278	1.546	770	1.307	1.585	115,377
2008	1.546	0.864	555	1.585	0.889	97,576
2009	0.864	1.123	390	0.889	1.158	85,655
2010	1.123	1.431	328	1.158	1.480	78,477
2011	1.431	1.419	311	1.480	1.472	68,120
2012	1.419	1.574	295	1.472	1.638	58,166
2013	1.574	1.800	228	1.638	1.875	5,346
PIMCO VIT Total Return
2011	10.010	10.008	6	10.000	10.027	504
2012	10.008	10.826	11	10.027	10.879	1,312
2013	10.826	10.477	8	10.879	10.560	1,266
2014	10.477	10.783	7	10.560	10.901	1232

*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(6) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(7) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B—Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are unavailable for purchase. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders. The riders described below, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity® Advantage, and 4LATER® Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage). You may not own more than one Living Benefit Rider at a time. If you own a Living Benefit Rider, you will be subject to Investment Requirements (see Investment Requirements in the prospectus). Since these Living Benefit Riders are no longer available for purchase, you should carefully consider whether the termination of a rider is the best decision for you. Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.
i4LIFE® Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see The Contracts — Living Benefit Riders).
Lincoln Lifetime IncomeSM Advantage 2.0 (for Nonqualified Contracts or IRAs only)
Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit Rider that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts.
By purchasing Lincoln Lifetime IncomeSM Advantage 2.0, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in that preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement

increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 Charge.
If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 at age 58 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½ +	5.00%	65 +	5.00%

If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 58 (4% Guaranteed Annual Income percentage for single life option) on the rider’s effective date, and makes an initial Purchase Payment of $200,000 into the contract:

Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 58	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income Amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is 65 or older (joint life option), and once is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive dates. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal had been taken since the riders effective date, the Nursing Home Enhancement will be available when the Contractowner/Annuitant is age 65 or the youngest of the Contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 65 or the youngest fo the Contractowner and spouse is age 65 (joint life option).
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practioner, and the nursing home must be located in the United States.
The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancment amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and

3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible, the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;

•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and purchase i4LIFE® Advantage with Guaranteed Income Benefit (version 4) prior to the Annuity Commencement Date even if i4LIFE® Advantage with Guaranteed Income Benefit is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantge 2.0 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and and 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 . You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.
You should consider that the i4LIFE® Advantage Guarantee of Principal Death Benefit is not available with this product. You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available Death Benefit options.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the EGMDB. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
Lincoln Lifetime IncomeSM Advantage (for Nonqualified Contracts or IRAs only)
The Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, available under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below.
By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider is elected at contract issue, then the rider will be effective on the contract’s effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial Purchase Payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$75,000	Charge will be the current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For contracts purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/ Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.
If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:
1)	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2)	an Excess Withdrawal (defined below) has occurred; or
3)	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.
This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this Step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.
The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (single life option) or age 65 (joint life option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

3.	The 200% Step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 ÷ $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 = $69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner, is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (see the 5% Enhancement section above); and
4.	The 200% Step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59½ (or 65 if joint life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments made within 90 days of the rider effective date) over your current Contract Value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59½) to receive Maximum Annual Withdrawal amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
General Provisions.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we may offer in the future.
i4LIFE® Advantage Option. i4LIFE® Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000

Guaranteed Amount = $150,000
After i4LIFE® Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 59½ for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit. See The Contracts – Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 59½ for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.
Lincoln SmartSecurity® Advantage (for Nonqualified Contracts or IRAs only)
Lincoln SmartSecurity® Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
If the benefit was elected at contract issue, then the rider was effective on the contract’s effective date. If the benefit was elected after the contract was issued, the rider was effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment . If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1. Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2. The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3. The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
the Contractowner (and spouse if applicable) is age 65;	a.
the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and	b.
you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.	c.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln

SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election. Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (for Nonqualified Contracts or IRAs only)
4LATER® Advantage (or “4LATER®”) provides protection against market loss for your i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage includes the calculation of an Income Base (described below), prior to the time Regular Income Payments begin, which is then used to establish a minimum payout floor for the Regular Income Payments. The minimum payout floor called the 4LATER® Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE® Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements – Option 1. 4LATER® Advantage is available for nonqualified contracts and IRAs only. This rider is no longer available for purchase.
4LATER® Advantage Prior to i4LIFE® Advantage
The following discussion covers the operation of 4LATER® Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE® Advantage Regular Income Payments begin.
Income Base. The Income Base is a value established when you purchase 4LATER® Advantage and will only be used to calculate the 4LATER® Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® Advantage at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® Advantage after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® Advantage rider effective date. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed

$100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.
As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Advantage rider effective date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the future Income Base. The 4LATER® Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.
Any Purchase Payment made after the 4LATER® Advantage rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Advantage rider Effective Date and more than 90 days after the contract effective date will increase the future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) + ($10,000 x 100%) +
		(10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Advantage rider effective date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Advantage rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Advantage rider effective date and starting with each anniversary of the 4LATER® Advantage rider effective date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
4LATER® Advantage Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under the 4LATER® Advantage or the Contract Value will be used to calculate the 4LATER® Advantage Guaranteed Income Benefit. The 4LATER® Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® Advantage rider. If the Contract Value is used to establish the 4LATER® Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Advantage Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
4LATER® Guaranteed Income Benefit	$5,692
i4LIFE® Regular Income Payment	$5,280
i4LIFE® Account Value before payment	$80,000
Regular Income Payment	$(5,280)
Additional payment for 4LATER® Guaranteed Income Benefit	$(412)
i4LIFE® Account Value after payment	$74,308
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Advantage Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Advantage Guaranteed Income Benefit for as long as the Annuitant (or for nonqualified contracts, the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Advantage Guaranteed Income Benefit, the 4LATER® Advantage Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Advantage Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15-year period, the charge for the 4LATER® Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).
Under 4LATER® Advantage, additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Advantage Guaranteed Income Benefit is currently the longer of 15-years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® Advantage rider will terminate.

When you make your 4LATER® Advantage Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER® Advantage, the assumed investment return rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Advantage Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Reduction in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
Reduction in 4LATER® Advantage Guaranteed Income Benefit = $5,692 x 84% = $4,781
General Provisions of 4LATER® Advantage
Termination. After the later of the third anniversary of the 4LATER® Advantage rider Effective Date or the most recent reset, the 4LATER® Advantage rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® Advantage will automatically terminate upon any of the following events:
•	termination of the contract to which this 4LATER® Advantage rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner); or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® Advantage rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future. You may be able to elect an available version of the Guaranteed Income Benefit, if available, after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Appendix C — Guaranteed Income Benefit Percentages For Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%
40 – 54	2.50%
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

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Multi-Fund®
Lincoln National Variable Annuity Account C (VAA)  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2015. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.

This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account C as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible toLincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $53,734,805, $53,313,575 and $51,243,052 to LFN and Selling Firms in 2012, 2013 and 2014 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
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In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables (modified) for the single premium, periodic premium and flexible premium Multi-Fund® 2 and 3 annuity contracts and the 1983 Table “a” Individual Annuity Mortality Tables for flexible premium annuity contract Multi-Fund® 4, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,600.94	$10,004.94
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.
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At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have
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not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any period between 12 and 36 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in
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AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $5,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross-Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2014 and 2013

0

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $78,039; 2013 – $75,585)	$85,421	$79,178
Variable interest entities’ fixed maturity securities (amortized cost: 2014 – $587; 2013 – $682)	598	697
Equity securities (cost: 2014 – $216; 2013 – $182)	231	201
Trading securities	1,966	2,190
Mortgage loans on real estate	7,387	7,029
Real estate	14	26
Policy loans	2,645	2,651
Derivative investments	1,763	617
Other investments	1,551	1,208
Total investments	101,576	93,797
Cash and invested cash	3,224	630
Deferred acquisition costs and value of business acquired	8,155	8,859
Premiums and fees receivable	480	424
Accrued investment income	1,016	1,002
Reinsurance recoverables	6,926	7,075
Reinsurance related embedded derivatives	-	159
Funds withheld reinsurance assets	655	781
Goodwill	2,273	2,273
Other assets	3,940	5,373
Separate account assets	125,265	117,135
Total assets	$253,510	$237,508

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,225	$17,627
Other contract holder funds	74,561	73,530
Short-term debt	2	51
Long-term debt	2,662	2,600
Reinsurance related embedded derivatives	109	-
Funds withheld reinsurance liabilities	4,441	3,111
Deferred gain on business sold through reinsurance	220	297
Payables for collateral on investments	4,311	2,865
Variable interest entities’ liabilities	13	27
Other liabilities	5,804	5,421
Separate account liabilities	125,265	117,135
Total liabilities	236,613	222,664

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,652	10,636
Retained earnings	3,066	2,778
Accumulated other comprehensive income (loss)	3,179	1,430
Total stockholder’s equity	16,897	14,844
Total liabilities and stockholder’s equity	$253,510	$237,508

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$2,371	$2,339	$2,290
Fee income	4,608	4,008	3,626
Net investment income	4,648	4,561	4,551
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(25)	(75)	(242)
Portion of loss recognized in other comprehensive income	10	10	103
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(65)	(139)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(509)	122	16
Total realized gain (loss)	(524)	57	(123)
Amortization of deferred gain on business sold through reinsurance	69	69	77
Other revenues	867	426	396
Total revenues	12,039	11,460	10,817
Expenses
Interest credited	2,492	2,468	2,424
Benefits	4,354	3,613	2,939
Commissions and other expenses	3,876	3,526	3,838
Interest and debt expense	103	93	110
Total expenses	10,825	9,700	9,311
Income (loss) before taxes	1,214	1,760	1,506
Federal income tax expense (benefit)	220	431	344
Net income (loss)	994	1,329	1,162
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	1,610	(2,355)	1,071
Unrealized other-than-temporary impairment on available-for-sale securities	20	27	(2)
Unrealized gain (loss) on derivative instruments	122	(96)	(31)
Funded status of employee benefit plans	(3)	(6)	2
Total other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Comprehensive income (loss)	$2,743	$(1,101)	$2,202

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$10,636	$10,620	$10,605
Stock compensation/issued for benefit plans	16	16	15
Balance as of end-of-year	10,652	10,636	10,620

Retained Earnings
Balance as of beginning-of-year	2,778	2,089	1,532
Net income (loss)	994	1,329	1,162
Dividends declared	(706)	(640)	(605)
Balance as of end-of-year	3,066	2,778	2,089

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,430	3,860	2,820
Other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Balance as of end-of-year	3,179	1,430	3,860
Total stockholder’s equity as of end-of-year	$16,897	$14,844	$16,569

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$994	$1,329	$1,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(535)	(539)	(283)
Trading securities purchases, sales and maturities, net	310	131	202
Change in premiums and fees receivable	(56)	(42)	27
Change in accrued investment income	(14)	(16)	(37)
Change in future contract benefits and other contract holder funds	1,407	(232)	(1,277)
Change in reinsurance related assets and liabilities	(960)	68	1,438
Change in federal income tax accruals	48	437	208
Realized (gain) loss	524	(57)	123
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(77)
Proceeds from reinsurance recapture	422	-	-
Change in cash management agreement investment	329	(29)	(359)
Other	249	(85)	(72)
Net cash provided by (used in) operating activities	2,649	896	1,055

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,306)	(11,002)	(11,021)
Sales of available-for-sale securities	1,120	954	1,098
Maturities of available-for-sale securities	4,984	5,952	5,757
Purchases of other investments	(5,013)	(2,481)	(2,112)
Sales or maturities of other investments	4,411	2,494	2,009
Increase (decrease) in payables for collateral on investments	1,446	(1,256)	374
Proceeds (outflows) from business ceded, recaptured and novated	(3)	(22)	35
Other	(82)	(95)	(130)
Net cash provided by (used in) investing activities	(1,443)	(5,456)	(3,990)

Cash Flows from Financing Activities
Issuance of long-term debt, net of issuance costs	-	311	-
Issuance (decrease) in short-term debt	(49)	23	18
Proceeds from sales leaseback transaction	83	-	-
Deposits of fixed account values, including the fixed portion of variable	10,363	10,466	10,667
Withdrawals of fixed account values, including the fixed portion of variable	(5,775)	(5,230)	(5,618)
Transfers to and from separate accounts, net	(2,509)	(3,001)	(2,091)
Common stock issued for benefit plans and excess tax benefits	(19)	(17)	(2)
Dividends paid to common and preferred stockholders	(706)	(640)	(605)
Net cash provided by (used in) financing activities	1,388	1,912	2,369

Net increase (decrease) in cash and invested cash	2,594	(2,648)	(566)
Cash and invested cash as of beginning-of-year	630	3,278	3,844
Cash and invested cash as of end-of-year	$3,224	$630	$3,278

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 23 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Federal Communications Commission (“FCC”) licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $64 million, $62 million and $71 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures, fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

As of October 1, 2014, the results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.  See Note 2 for more information regarding the change to our discontinued operations policy.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our consolidated financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to the sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding the sale of LFM, see Note 3.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our consolidated financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 consolidated financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to LPs, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarify when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On December 7, 2014, we entered into a stock purchase agreement with Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC (“Entercom”), pursuant to which we agreed to sell LFM to Entercom for $105 million consisting of cash and perpetual cumulative convertible preferred stock of Entercom Parent.  The transaction is subject to FCC, Hart-Scott-Rodino (“H-S-R”) and other customary regulatory approvals and closing conditions.  As a result of a request for additional information under the H-S-R Act, closing may be delayed beyond the second quarter of 2015.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that will be sold to fair value less cost to sell and have reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

We completed a reinsurance transaction during 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(32)
DAC and VOBA	(148)
Reinsurance recoverables	547
Total assets	$367

Liabilities
Other contract holder funds	$(44)
Deferred gain on business sold through reinsurance	(233)
Funds withheld reinsurance liabilities	676
Other liabilities	(32)
Total liabilities	$367

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

We completed a reinsurance transaction during 2012 whereby we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

Assets
Cash and invested cash	$119
Other assets	(34)
Total assets	$85

Liabilities
Reinsurance related embedded derivatives	$39
Other liabilities	45
Total liabilities	$84

Revenues and Expenses
Benefits	$290
Commissions and other expenses	(289)
Net income (loss)	$1

Business Novated

We completed a reinsurance transaction during 2012 whereby Lincoln Reinsurance Company of Vermont II (“LRCVII”) novated SUL business to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(52)
Total assets	$(52)

Liabilities
Reinsurance related embedded derivatives	$(18)
Deferred gain on business sold through reinsurance	8
Long-term debt	(500)
Funds withheld reinsurance liabilities	500
Other liabilities	(16)
Total liabilities	$(26)

Revenue and Expenses
Net investment income	$(13)
Benefits	13
Net income (loss)	$(26)

5.  VIE

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2014:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB-	Ba2
Current rating of underlying reference obligations	AA - BB	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference obligations by industry and rating as of December 31, 2014:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	6.4%	2.1%	0.0%	0.0%	0.0%	10.6%
Telecommunications	0.0%	0.0%	3.5%	6.1%	1.4%	0.0%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.3%	4.3%	0.0%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	2.6%	2.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	2.2%	1.2%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	0.7%	1.6%	1.0%	0.0%	0.0%	0.0%	3.3%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.7%	14.2%	17.5%	5.5%	0.3%	0.3%	42.5%
Total	0.6%	14.1%	38.7%	36.9%	9.1%	0.3%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2014			As of December 31, 2013
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans	N/A	$-	$598	N/A	$-	$595
U.S. government bonds	N/A	-	-	N/A	-	102
Total assets (1)	-	$-	$598	-	$-	$697

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$13	2	$600	$27
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$13	4	$600	$27

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2014.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2014	2013
Non-Qualifying Hedges
Credit default swaps	$14	$101
Contingent forwards	-	-
Total non-qualifying hedges (1)	$14	$101

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we concluded are VIEs.  We receive returns from the LPs in the form of income tax credits, and our exposure to loss is limited to the capital we invest in the LPs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  Our maximum exposure to loss was $60 million and $77 million as of December 31, 2014 and 2013, respectively.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,495	$398	$42	$73,055
ABS	1,037	82	2	39	1,078
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	256	3	17	4,033
CMBS	532	25	-	10	547
CLOs	374	3	2	-	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs' fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,950	449	108	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,966	$450	$108	$86,250

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$64,257	$4,189	$1,109	$43	$67,294
ABS	1,166	58	32	45	1,147
U.S. government bonds	314	25	14	-	325
Foreign government bonds	498	45	1	-	542
RMBS	3,939	244	9	30	4,144
CMBS	686	33	4	17	698
CLOs	232	-	1	6	225
State and municipal bonds	3,549	302	27	-	3,824
Hybrid and redeemable preferred securities	944	86	51	-	979
VIEs' fixed maturity securities	682	15	-	-	697
Total fixed maturity securities	76,267	4,997	1,248	141	79,875
Equity securities	182	19	-	-	201
Total AFS securities	$76,449	$5,016	$1,248	$141	$80,076

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,188	$2,237
Due after one year through five years	16,990	18,321
Due after five years through ten years	21,950	22,861
Due after ten years	32,795	37,645
Subtotal	73,923	81,064
MBS	4,329	4,580
CLOs	374	375
Total fixed maturity AFS securities	$78,626	$86,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$16,457	$998	$915	$154	$17,372	$1,152
ABS	163	6	318	71	481	77
U.S. government bonds	151	14	-	-	151	14
Foreign government bonds	69	1	-	-	69	1
RMBS	455	15	259	24	714	39
CMBS	109	7	43	14	152	21
CLOs	136	3	50	4	186	7
State and municipal bonds	359	20	24	7	383	27
Hybrid and redeemable
preferred securities	58	6	195	45	253	51
Total fixed maturity securities	17,957	1,070	1,804	319	19,761	1,389
Equity securities	-	-	-	-	-	-
Total AFS securities	$17,957	$1,070	$1,804	$319	$19,761	$1,389

Total number of AFS securities in an unrealized loss position						1,449

For information regarding our investments in VIEs, see Note 5.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1.  Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

	As of December 31, 2014
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,057	$997	$60
AFS securities backed by pools of commercial mortgages	150	140	10
Total	$1,207	$1,137	$70

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$929	$871	$58
AFS securities backed by pools of commercial mortgages	13	12	1
Total	$942	$883	$59

	As of December 31, 2013
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,198	$1,087	$111
AFS securities backed by pools of commercial mortgages	193	169	24
Total	$1,391	$1,256	$135

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$871	$774	$97
AFS securities backed by pools of commercial mortgages	29	23	6
Total	$900	$797	$103

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	4
Six months or greater, but less than nine months	7	3	-	1
Nine months or greater, but less than twelve months	56	18	-	4
Twelve months or greater	340	89	81	92
Total	$404	$110	$81	101

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $831 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$378	$402	$380
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	37	98
Credit losses on securities for which an OTTI was previously recognized	15	40	59
Decreases attributable to:
Securities sold, paid down or matured	(37)	(101)	(135)
Balance as of end-of-year	$360	$378	$402

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2014
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$38	$5	$9	$34	$20
ABS	217	31	22	226	101
RMBS	417	24	7	434	180
CMBS	46	4	10	40	59
Total	$718	$64	$48	$734	$360

	As of December 31, 2013
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$53	$-	$16	$37	$32
ABS	199	18	32	185	94
RMBS	513	17	17	513	175
CMBS	34	3	12	25	77
Total	$799	$38	$77	$760	$378

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2014	2013
Fixed maturity securities:
Corporate bonds	$1,434	$1,650
ABS	32	33
U.S. government bonds	278	272
Foreign government bonds	24	24
RMBS	132	152
CMBS	4	7
CLOs	9	2
State and municipal bonds	21	20
Hybrid and redeemable preferred securities	32	30
Total trading securities	$1,966	$2,190

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2014,  2013 and 2012,  was $40 million,  $(166) million and $53 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 24%  and 9%, respectively, of mortgage loans on real estate as of December 31, 2014 and 23% and 9%, respectively, of mortgage loans on real estate as of December 31, 2013.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$7,386	$7,026
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Unamortized premium (discount)	4	6
Total carrying value	$7,387	$7,029

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2014	2013
Number of impaired mortgage loans on real estate	3	3

Principal balance of impaired mortgage loans on real estate	$26	$27
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Carrying value of impaired mortgage loans on real estate	$23	$24

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2014	2013	2012
Balance as of beginning-of-year	$3	$6	$3
Additions	-	3	4
Charge-offs, net of recoveries	-	(6)	(1)
Balance as of end-of-year	$3	$3	$6

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Average carrying value for impaired mortgage loans on real estate	$24	$30	$17
Interest income recognized on impaired mortgage loans on real estate	2	2	1
Interest income collected on impaired mortgage loans on real estate	2	2	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$6,463	87.5%	1.91	$5,898	83.9%	1.79
65% to 74%	622	8.4%	1.55	737	10.5%	1.42
75% to 100%	271	3.7%	0.73	363	5.2%	0.83
Greater than 100%	31	0.4%	0.77	31	0.4%	0.78
Total mortgage loans on real estate	$7,387	100.0%		$7,029	100.0%

Alternative Investments

As of December 31, 2014 and 2013, alternative investments included investments in 156 and 121 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$3,937	$3,876	$3,813
Equity AFS securities	9	6	6
Trading securities	119	130	138
Mortgage loans on real estate	367	377	381
Real estate	3	5	11
Policy loans	153	153	163
Invested cash	1	3	4
Commercial mortgage loan prepayment and bond make-whole premiums	132	107	39
Alternative investments	130	86	125
Consent fees	2	4	3
Other investments	(2)	4	(5)
Investment income	4,851	4,751	4,678
Investment expense	(203)	(190)	(127)
Net investment income	$4,648	$4,561	$4,551

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$37	$20	$14
Gross losses	(28)	(89)	(187)
Equity AFS securities:
Gross gains	5	8	1
Gross losses	-	(2)	(9)
Gain (loss) on other investments	4	6	15
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(31)	(27)	2
Total realized gain (loss) related to certain investments	$(13)	$(84)	$(164)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(16)	$(26)
ABS	(8)	(18)	(36)
RMBS	(7)	(28)	(50)
CMBS	(1)	(14)	(47)
CLOs	(2)	(1)	(2)
Total fixed maturity securities	(19)	(77)	(161)
Equity securities	-	(1)	(8)
Gross OTTI recognized in net income (loss)	(19)	(78)	(169)
Associated amortization of DAC, VOBA, DSI, and DFEL	4	13	30
Net OTTI recognized in net income (loss), pre-tax	$(15)	$(65)	$(139)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$11	$11	$118
Change in DAC, VOBA, DSI and DFEL	(1)	(1)	(15)
Net portion of OTTI recognized in OCI, pre-tax	$10	$10	$103

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2014 and 2013, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2014 and 2013, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.2 billion and $2.7 billion, respectively, and a fair value of $3.2 billion and $2.7 billion, respectively.  As of December 31, 2014 and 2013, 88% and 89%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our ABS portfolio rated below investment grade had an amortized cost of $188 million and $262 million, respectively, and a fair value of $171 million and $217 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2014 and 2013, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable held for derivative investments (1)	$1,577	$1,577	$264	$264
Securities pledged under securities lending agreements (2)	204	196	184	178
Securities pledged under repurchase agreements (3)	605	631	530	553
Securities pledged for Term Asset-Backed Securities
Loan Facility (“TALF”) (4)	-	-	36	49
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (5)	1,925	3,151	1,851	3,127
Total payables for collateral on investments	$4,311	$5,555	$2,865	$4,171

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities.  The cash received in these transactions is invested in fixed maturity AFS securities.

(5)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2014	2013	2012
Collateral payable held for derivative investments	$1,313	$(2,243)	$(487)
Securities pledged under securities lending agreements	20	(13)	(3)
Securities pledged under repurchase agreements	75	250	-
Securities pledged for TALF	(36)	(1)	(136)
Investments pledged for FHLBI	74	751	1,000
Total increase (decrease) in payables for collateral on investments	$1,446	$(1,256)	$374

Investment Commitments

As of December 31, 2014, our investment commitments were $1.4 billion, which included $615 million of LPs, $388 million of private placement securities and $372 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.1 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.3 billion and $1.7 billion, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.4 billion and $10.9 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $10.7 billion, respectively, or 11% of our invested assets portfolio.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 22 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges.  These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

We issue indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

We distribute indexed annuity and indexed universal life (“IUL”) contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,091	$369	$198	$2,876	$160	$149
Foreign currency contracts (1)	642	46	21	615	32	46
Total cash flow hedges	2,733	415	219	3,491	192	195
Non-Qualifying Hedges
Interest rate contracts (1)	54,401	989	342	44,620	214	744
Foreign currency contracts (1)	68	-	-	102	-	-
Equity market contracts (1)	24,144	886	243	19,804	956	192
Credit contracts (2)	126	-	3	126	-	2
Embedded derivatives:
GLB reserves (3)	-	174	-	-	1,244	-
GLB reserves (2)	-	-	174	-	-	1,244
Reinsurance related (4)	-	-	109	-	159	-
Indexed annuity and IUL contracts (5)	-	-	1,170	-	-	1,048
Total derivative instruments	$81,472	$2,464	$2,260	$68,143	$2,765	$3,425

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2014
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$2,569	$30,777	$11,676	$11,470	$-	$56,492
Foreign currency contracts (2)	98	126	276	210	-	710
Equity market contracts	13,799	5,746	4,439	20	140	24,144
Credit contracts	-	126	-	-	-	126
Total derivative instruments
with notional amounts	$16,466	$36,775	$16,391	$11,700	$140	$81,472

(1)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2029.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	78	(126)	(41)
Foreign currency contracts	36	(24)	(22)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(22)	(21)	(21)
Foreign currency contracts (1)	-	3	3
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$(22)	$(21)	$(22)
Foreign currency contracts (1)	-	3	3
Total cash flow hedges	(22)	(18)	(19)
Non-Qualifying Hedges
Interest rate contracts (2)	1,304	(998)	26
Foreign currency contracts (2)	(8)	(4)	(8)
Equity market contracts (2)	(215)	(1,306)	(1,014)
Equity market contracts (3)	11	37	(362)
Credit contracts (2)	(1)	9	2
Embedded derivatives:
Other assets – GLB reserves (2)	1,391	(2,153)	-
Other liabilities – GLB reserves (2)	(1,391)	2,153	1,308
Reinsurance related (2)	(242)	352	(50)
Indexed annuity and IUL contracts (2)	(210)	(356)	(136)
Total derivative instruments	$617	$(2,284)	$(253)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Gain (loss) recognized as a component of OCI with
the offset to net investment income	$(22)	$(18)	$(18)

As of December 31, 2014, $19 million of the deferred net losses on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2014 and 2013, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

As of December 31, 2013
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(1)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(2)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2014	2013
Maximum potential payout	$126	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$126	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $3 million as of December 31, 2014, after considering the fair values of the associated investments and counterparties’ credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2014, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into such agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2014, our exposure was $41 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2014		As of December 31, 2013
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$64	$-	$34	$(10)
A+	48	-	19	-
A	1,047	(85)	228	(183)
A-	252	-	207	(123)
BBB+	27	-	79	-
	$1,438	$(85)	$567	$(316)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2014

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

	As of December 31, 2013

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$1,170	$1,403	$2,573
Gross amounts offset	(553)	-	(553)
Net amount of assets	617	1,403	2,020
Gross amounts not offset:
Cash collateral	(251)	-	(251)
Net amount	$366	$1,403	$1,769

Financial Liabilities
Gross amount of recognized liabilities	$580	$2,292	$2,872
Gross amounts offset	(192)	-	(192)
Net amount of liabilities	388	2,292	2,680
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$388	$2,292	$2,680

8.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$104	$211	$(320)
Deferred	116	220	664
Federal income tax expense (benefit)	$220	$431	$344

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$425	$616	$527
Effect of:
Separate account dividend
received deduction	(174)	(145)	(128)
Tax credits	(24)	(35)	(34)
Goodwill	-	-	(2)
Change in uncertain tax positions	(12)	7	(88)
Other items	5	(12)	69
Federal income tax expense (benefit)	$220	$431	$344
Effective tax rate	18%	24%	23%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$49	$(8)
Deferred	(3,306)	(2,278)
Total federal income tax asset (liability)	$(3,257)	$(2,286)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$544	$963
Deferred gain on business sold through reinsurance	(7)	21
Reinsurance related embedded derivative asset	177	17
Investments	317	274
Compensation and benefit plans	198	177
Net operating loss	-	4
Net capital loss	3	-
Tax credits	-	184
VIE	45	4
Other	62	32
Total deferred tax assets	1,339	1,676
Deferred Tax Liabilities
DAC	1,731	1,954
VOBA	(186)	409
Net unrealized gain on AFS securities	3,100	1,273
Net unrealized gain on trading securities	100	86
Intangibles	22	151
Other	(122)	81
Total deferred tax liabilities	4,645	3,954
Net deferred tax asset (liability)	$(3,306)	$(2,278)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, $10 million and $64 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$75	$67
Increases for prior year tax positions	35	-
Decreases for prior year tax positions	(23)	-
Increases for current year tax positions	-	8
Decreases for settlements with taxing authorities	(77)	-
Balance as of end-of-year	$10	$75

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(12) million, $2 million and $(78) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $1 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The Company anticipates closing the current exam cycle in 2015.  Furthermore, LNC has filed a protest with the IRS Appeals division for tax years 2005 through 2008.  These years remain open as the Company works with Appeals to finalize the tax computations in these years.  All protested items have been resolved and we anticipate reaching a final settlement in 2015.  The Company does not expect any adjustments that would be material to its consolidated results of operations or its financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$7,690	$6,030	$5,887
Business acquired (sold) through reinsurance	(20)	(67)	(126)
Deferrals	1,525	1,559	1,294
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(956)	(795)	(760)
Unlocking	18	42	(71)
Adjustment related to realized (gains) losses	(58)	(49)	(49)
Adjustment related to unrealized (gains) losses	(672)	970	(145)
Balance as of end-of-year	$7,527	$7,690	$6,030

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,169	$702	$1,055
Business acquired (sold) through reinsurance	2	3	(20)
Deferrals	9	13	12
Amortization:
Amortization, excluding unlocking	(185)	(179)	(225)
Unlocking	(21)	(52)	(23)
Accretion of interest (1)	64	68	73
Adjustment related to realized (gains) losses	(1)	(1)	9
Adjustment related to unrealized (gains) losses	(409)	615	(179)
Balance as of end-of-year	$628	$1,169	$702

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$49
2016	46
2017	43
2018	41
2019	41

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$310	$296	$309
Deferrals	13	10	39
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(37)	(41)	(43)
Unlocking	2	8	14
Adjustment related to realized (gains) losses	(3)	(3)	(5)
Adjustment related to unrealized (gains) losses	-	40	(18)
Balance as of end-of-year	$285	$310	$296

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,899	$1,342	$1,360
Business acquired (sold) through reinsurance	(2)	(7)	(44)
Deferrals	400	319	348
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(326)	(210)	(206)
Unlocking	(50)	(14)	(69)
Adjustment related to realized (gains) losses	(8)	(8)	(5)
Adjustment related to unrealized (gains) losses	(548)	477	(42)
Balance as of end-of-year	$1,365	$1,899	$1,342

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$8,880	$7,833	$7,185
Reinsurance assumed	16	19	18
Reinsurance ceded	(1,917)	(1,505)	(1,287)
Total insurance premiums and fee income	$6,979	$6,347	$5,916

Direct insurance benefits	$5,970	$5,346	$4,717
Reinsurance recoveries netted against benefits	(1,616)	(1,733)	(1,778)
Total benefits	$4,354	$3,613	$2,939

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $676 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.9 billion and $7.1 billion as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.1 billion and $3.2 billion as of December 31, 2014 and 2013, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2014, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2014, included $1.3 billion and $128 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during each of 2014, 2013 and 2012.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014 and 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance and Group Protection reporting units.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012,  our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis.  Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$35	$100	$31
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Other Operations:
FCC licenses (1) (2)	-	-	131	-
Other (2)	-	-	4	3
Total	$105	$35	$240	$34

(1)	No amortization recorded as the intangible asset has indefinite life.
(2)	As of December 31, 2014, LFM’s intangible assets were reclassified as other assets held-for-sale. For more information, see Note 3.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2014, was as follows:

2015	$4
2016	4
2017	4
2018	4
2019	4
Thereafter	45

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$85,917	$79,391
Net amount at risk (2)	183	141
Average attained age of contract holders	62 years	61 years

Minimum Return
Total account value	$135	$151
Net amount at risk (2)	25	27
Average attained age of contract holders	74 years	73 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,021	$25,958
Net amount at risk (2)	597	570
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$73	$104	$84
Changes in reserves	34	(10)	64
Benefits paid	(18)	(21)	(44)
Balance as of end-of-year	$89	$73	$104

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$47,930	$45,590
International equity	18,103	17,707
Bonds	25,742	23,648
Money market	12,173	10,518
Total	$103,948	$97,463

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 35% of total life insurance in-force reserves as of December 31, 2014, and 39% of total sales for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2014	2013
Short-Term Debt
Short-term debt (1)	$2	$51

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$4	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	422	360
6.03% surplus note, due 2028	750	750
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,408	2,346
Total long-term debt	$2,662	$2,600

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2014, were as follows:

2015	$-
2016	4
2017	250
2018	-
2019	-
Thereafter	2,408
Total	$2,662

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2014, was $422 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2014, LNC, LNL’s parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  We dispute the allegations and are vigorously defending this matter.  Plaintiff petitioned the Court to certify a class action, on behalf of all persons who purchased or owned the relevant insurance product between 1999 and 2009, alleging that:  (i) LNL breached the contract by including non-mortality factors in cost of insurance rates; (ii) LNL breached the contract when it charged administrative expenses in excess of set amount; and (iii) LNL breached the contract by failing to adjust cost of insurance rates to reflect improving mortality expectations.  On June 12, 2014, the Court issued an Order denying certification on all of the Plaintiff’s counts and claims except with respect to a single legal issue:  whether the contract was breached as alleged in Count III.  However, any damages arising from this alleged breach would have to be tried on an individual case-by-case basis.  The appellate court granted permission for our interlocutory appeal of the Court’s certification of the single issue class.  The plaintiff has cross-appealed and both appeals are pending.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2014, 2013 and 2012, was $38 million,  $37 million and $36 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2014, were as follows:

2014	$32
2015	29
2016	22
2017	15
2018	7
Thereafter	2
Total	$107

Capital Leases

In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets, which we have classified as a capital lease on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $55 million as of December 31, 2014.  As of December 31, 2013, we did not have any leased assets that met the criteria of a capital lease.  Future minimum lease payments under capital leases (in millions) as of December 31, 2014, were as follows:

2015	$1
2016	1
2017	1
2018	1
2019	86
Total minimum lease payments	90
Less: Amount representing interest	7
Present value of minimum lease payments	$83

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 20%,  17% and 19% of Annuities’ variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented approximately 44%,  47% and 50% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 22%, 19% and 21% of variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented 50%,  54% and 58% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(7) million as of December 31, 2014 and 2013, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,521	$3,876	$2,805
Unrealized holding gains (losses) arising during the year	3,762	(5,569)	2,631
Change in foreign currency exchange rate adjustment	(47)	20	14
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(1,252)	1,835	(1,233)
Income tax benefit (expense)	(865)	1,300	(459)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	14	(63)	(181)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(28)	(1)
Income tax benefit (expense)	6	32	64
Balance as of end-of-year	$3,131	$1,521	$3,876
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(78)	$(105)	$(103)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(11)	(11)	(118)
Change in DAC, VOBA, DSI and DFEL	1	1	15
Income tax benefit (expense)	3	4	35
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	44	58	118
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	(17)
Income tax benefit (expense)	(11)	(17)	(35)
Balance as of end-of-year	$(58)	$(78)	$(105)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Unrealized holding gains (losses) arising during the year	114	(150)	(63)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(22)	(18)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(18)	$(12)	$(14)
Adjustment arising during the year	(5)	(9)	3
Income tax benefit (expense)	2	3	(1)
Balance as of end-of-year	$(21)	$(18)	$(12)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(32)	(28)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(18)	(91)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$44	$58	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	38	50	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(11)	(17)	Federal income tax expense (benefit)
Reclassification, net of income tax	$27	$33	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(22)	$(21)	Net investment income
Foreign currency contracts	-	3	Net investment income
Total gross reclassifications	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	1	1	Commissions and other expenses
Reclassification before income
tax benefit (expense)	(21)	(17)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(13)	$(84)	$(164)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(250)	308	138
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(35)	(39)	16
Associated amortization of DAC, VOBA, DSI and DFEL	6	9	(5)
Variable annuity net derivatives results: (4)
Gross gain (loss)	(150)	(104)	(77)
Associated amortization of DAC, VOBA, DSI and DFEL	(36)	(33)	(31)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(46)	-	-
Total realized gain (loss)	$(524)	$57	$(123)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See LFM in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$2,100	$1,980	$1,972
General and administrative expenses	1,582	1,569	1,553
Expenses associated with reserve financing and unrelated LOCs	31	40	40
DAC and VOBA deferrals and interest, net of amortization	(454)	(656)	(300)
Broker-dealer expenses	302	288	243
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	60	62	66
Taxes, licenses and fees	251	239	244
Restructuring charges	-	-	16
Total	$3,876	$3,526	$3,838

18.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

Obligations, Funded Status and Assumptions

Information (in millions) with respect to our benefit plans’ assets and obligations was as follows:

	As of or For the Years Ended December 31,
	2014	2013	2014	2013

			Other
	Pension Benefits		Postretirement Benefits
Change in Plan Assets
Fair value as of beginning-of-year	$127	$145	$6	$5
Actual return on plan assets	16	(9)	-	1
Company and participant contributions	-	-	3	3
Benefits paid	(10)	(9)	(3)	(3)
Fair value as of end-of-year	133	127	6	6

Change in Benefit Obligation
Balance as of beginning-of-year	115	126	15	17
Interest cost	6	5	1	1
Company and participant contributions	-	-	1	1
Amendments	-	-	-	(1)
Actuarial (gains) losses	16	(7)	2	(1)
Benefits paid	(10)	(9)	(3)	(2)
Balance as of end-of-year	127	115	16	15
Funded status of the plans	$6	$12	$(10)	$(9)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$14	$-	$-
Other liabilities	(3)	(2)	(10)	(9)
Net amount recognized	$6	$12	$(10)	$(9)

Amounts Recognized in
AOCI, Net of Tax
Net (gain) loss	$22	$20	$-	$(1)
Prior service credit	-	-	-	(1)
Net amount recognized	$22	$20	$-	$(2)

Rate of Increase in Compensation
Retiree Life Insurance Plan	N/A	N/A	4.00%	4.00%
All other plans	N/A	N/A	N/A	N/A

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	3.93%	4.50%	4.03%
Expected return on plan assets	5.00%	6.50%	6.50%	6.50%

(1)	Amounts for our U.S. pension plans represent general and administrative expenses.

Consistent with our benefit plans’ year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate this assumption each plan year.  For 2015, our expected return on plan assets will be 5.00% for our pension plans.

The discount rate was determined based on a corporate yield curve as of December 31, 2014, and projected benefit obligation cash flows for the pension plans.  We reevaluate this assumption each plan year.  For 2015, our discount rate will be 4.00% for our pension plans.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans benefit obligation of $7 million, pre-tax.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

	As of or For the
	Years Ended December 31,
	2014	2013	2012
Pre-65 health care cost trend rate	8.00%	7.50%	8.00%
Post-65 health care cost trend rate	6.25%	7.50%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2022	2020	2020

We expect the health care cost trend rate for 2015 to be 8.00% for the pre-65 population and 6.25% for the post-65 population.  A one percent increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.  A one percent decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

	As of December 31,
	2014	2013
Accumulated benefit obligation	$2	$2
Projected benefit obligation	2	2
Fair value of plan assets	-	-

Components of Net Periodic Benefit Cost

The components of net periodic benefit cost (in millions) for our pension and other postretirement plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012	2014	2013	2012
	Pension Benefits			Other Postretirement Benefits
Interest cost	$6	$5	$5	$1	$1	$1
Expected return on plan assets	(6)	(9)	(9)	(1)	-	-
Recognized net actuarial loss (gain)	3	1	1	-	-	-
Recognized actuarial gain due
to curtailments	-	-	-	-	(1)	-
Net periodic benefit cost (recovery)	$3	$(3)	$(3)	$-	$-	$1

We expect our 2015 pension plans’ net periodic benefit cost to be approximately $3 million.

For 2015, the estimated amount of amortization from AOCI into net periodic benefit cost related to net actuarial loss or gain is expected to be a  $4 million loss for our pension plans and less than  a $1 million loss for our other postretirement plans.

Plan Assets

Our pension plans’ asset target allocations by asset category based on estimated fair values were as follows:

	For the Years Ended
	December 31,
	2014	2013

Fixed maturity securities	100%	100%

The investment objectives for the assets related to our pension plans are to:

•	Maintain sufficient liquidity to pay obligations of the plans as they come due;
•	Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
•	Maintain an appropriate asset allocation policy;
•	Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
•	Control costs of administering and managing the plans’ investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent.  Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

Our pension plans’ assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods.  Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

Fair Value of Plan Assets

See “Fair Value Measurement” in Note 1 for discussion of how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurements of our pension plans’ assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2014	2013	2014	2013

			Other
	Pension Plans		Postretirement Benefits
Fixed maturity securities:
Corporate bonds	$30	$86	$-	$-
U.S. government bonds	99	31	-	-
State and municipal bonds	-	9	-	-
Cash and invested cash	4	1	-	-
Other investments	-	-	6	6
Total	$133	$127	$6	$6

Valuation Methodologies and Associated Inputs for Pension Plans’ Assets

The fair value measurements of our pension plans’ assets are based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security’s fair value.  The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices.  Both observable and unobservable inputs are used in the valuation methodologies.  Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants.  In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes.  For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities.  In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix.  This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services’ valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs.  The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value.  This category includes highly liquid debt instruments purchased with a maturity of three months or less.  Due to the nature of these assets, we believe these assets should be classified as Level 2.

Plan Cash Flows

It is our practice to make contributions to our qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under.  We do not expect to be required to make any contributions to these plans in 2015.

For our nonqualified pension and other postretirement benefit plans, we fund benefits as they become due to retirees.  The amount expected to be contributed to the plans during 2015 is less than $1 million and $2 million, respectively.

We expect the following benefit payments (in millions):

	Defined	Other
	Benefit	Post-
	Pension	retirement
	Plans	Plans
2015	$12	$2
2016	10	2
2017	10	1
2018	9	1
2019	9	1
Following five years thereafter	42	5

19.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents.  We make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  For the years ended December 31, 2014,  2013 and 2012, expenses for these plans were $75 million, $70 million and $68 million, respectively.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps.  Participants’ account values change due primarily to investment earnings driven by market fluctuations.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2014	2013
Total liabilities (1)	$423	$398
Investments held to fund liabilities (2)	160	166

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amount of our contribution is calculated in accordance with the plan document.  Expenses (in millions) for this plan were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$10	$9	$7
Increase (decrease) in measurement of
liabilities, net of total return swap	5	11	11
Total	$15	$20	$18

Deferred Compensation Plans for Agents

We sponsor three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of our contributions are calculated in accordance with the plans’ documents.  Expenses (in millions) for these plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$2	$1	$1
Increase (decrease) in measurement of
liabilities, net of total return swap	2	4	5
Total	$4	$5	$6

Deferred Compensation Plan for Non-Employee Directors of LNC

Non-employee directors may defer a portion of their annual cash retainers as defined by the plan.  They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts.  The prescribed “phantom” investment options are identical to those offered in the employees’ deferred compensation plan.  For the years ended December 31, 2014, 2013 and 2012, expenses (income) for this plan were less than $(1) million, less than $1 million and $2 million, respectively.

Deferred Compensation Plan for Former JP Agents

Eligible former agents of JP may defer a portion of their commissions and bonuses as defined by the plan.  Participants may select from “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  For the years ended December 31, 2014,  2013 and 2012, expenses for this plan were $2 million, $2 million and $3 million, respectively.

20.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Stock options	$9	$8	$8
Performance shares	12	10	5
SARs	2	5	1
RSUs and nonvested stock	15	15	17
Total	$38	$38	$31

Recognized tax benefit	$13	$13	$11

21.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, LRCVII, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

	As of December 31,
	2014	2013
U.S. capital and surplus	$7,991	$7,248

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$1,170	$425	$649
U.S. net income (loss)	1,401	495	600
U.S. dividends to LNC holding company	705	640	605

The increase in statutory net income (loss) when comparing 2014 to 2013 was due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

Our states of domicile, Indiana for LNL and New York for LLANY,  have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2014 and 2013.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using the Indiana universal life method	$140	$219
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(39)	(30)
Lesser of LOC and XXX additional reserve as surplus	2,751	2,635

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.3 billion in 2015 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

22.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$85,421	$85,421	$79,178	$79,178
VIEs’ fixed maturity securities	598	598	697	697
Equity securities	231	231	201	201
Trading securities	1,966	1,966	2,190	2,190
Mortgage loans on real estate	7,387	7,838	7,029	7,193
Derivative investments (1)	1,763	1,763	617	617
Other investments	1,551	1,551	1,208	1,208
Cash and invested cash	3,224	3,224	630	630
Reinsurance related embedded derivatives	-	-	159	159
Other assets:
Reinsurance recoverable	174	174	-	-
GLB reserves embedded derivatives (2)	-	-	1,244	1,244
Separate account assets	125,265	125,265	117,135	117,135

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1,170)	(1,170)	(1,048)	(1,048)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(699)	(699)	(809)	(809)
Account values of certain investment contracts	(27,779)	(31,493)	(29,024)	(30,514)
Short-term debt	(2)	(2)	(51)	(51)
Long-term debt	(2,662)	(3,047)	(2,600)	(2,634)
Reinsurance related embedded derivatives	(109)	(109)	-	-
VIEs’ liabilities – derivative instruments	(13)	(13)	(27)	(27)
Other liabilities:
Credit default swaps	(3)	(3)	(2)	(2)
Derivative liabilities (1)	(277)	(277)	(386)	(386)
GLB reserves embedded derivatives (2)	(174)	(174)	(1,244)	(1,244)

Benefit Plans' Assets (3)	139	139	133	133

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for additional detail.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans' Assets	$-	$139	$-	$139

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$64,322	$2,912	$67,294
ABS	-	1,099	48	1,147
U.S. government bonds	304	21	-	325
Foreign government bonds	-	464	78	542
RMBS	-	4,143	1	4,144
CMBS	-	678	20	698
CLOs	-	47	178	225
State and municipal bonds	-	3,796	28	3,824
Hybrid and redeemable preferred securities	39	874	66	979
VIEs’ fixed maturity securities	102	595	-	697
Equity AFS securities	3	37	161	201
Trading securities	-	2,137	53	2,190
Derivative investments (1)	-	244	1,118	1,362
Cash and invested cash	-	630	-	630
Reinsurance related embedded derivatives	-	159	-	159
Other assets – GLB reserves embedded
derivatives	-	-	1,244	1,244
Separate account assets	1,766	115,369	-	117,135
Total assets	$2,274	$194,615	$5,907	$202,796

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(1,048)	$(1,048)
VIEs’ liabilities – derivative instruments	-	-	(27)	(27)
Other liabilities:
Credit default swaps	-	-	(2)	(2)
Derivative liabilities (1)	-	(879)	(252)	(1,131)
GLB reserves embedded derivatives	-	-	(1,244)	(1,244)
Total liabilities	$-	$(879)	$(2,573)	$(3,452)

Benefit Plans' Assets	$-	$133	$-	$133

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-		174
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs' liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives (5)	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,370	$(25)	$34	$277	$(605)	$2,051
ABS	53	-	1	(3)	(37)	14
U.S. government bonds	1	-	-	-	-	1
Foreign government bonds	97	-	-	(5)	(46)	46
RMBS	158	(3)	3	(8)	(147)	3
CMBS	31	(11)	16	(11)	2	27
CLOs	101	(2)	8	61	(14)	154
State and municipal bonds	-	-	-	32	-	32
Hybrid and redeemable
preferred securities	99	(1)	23	-	(5)	116
Equity AFS securities	56	(8)	13	26	-	87
Trading securities	67	3	4	(2)	(16)	56
Derivative investments	2,484	(823)	73	182	-	1,916
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(399)	(136)	-	(197)	-	(732)
VIEs' liabilities – derivative instruments (6)	(291)	163	-	-	-	(128)
Other liabilities – credit default swaps (7)	(16)	5	-	-	-	(11)
GLB reserves embedded derivatives (5)	(2,217)	1,308	-	-	-	(909)
Total, net	$2,594	$470	$175	$352	$(868)	$2,723

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable
preferred securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$363	$(26)	$(6)	$(49)	$(6)	$276
ABS	-	-	-	(2)	-	(2)
Foreign government bonds	-	-	(5)	-	-	(5)
RMBS	-	-	(6)	(2)	-	(8)
CMBS	-	-	-	(11)	-	(11)
CLOs	72	-	-	(11)	-	61
State and municipal bonds	32	-	-	-	-	32
Equity AFS securities	26	-	-	-	-	26
Trading securities	-	-	-	(2)	-	(2)
Derivative investments	454	(34)	(238)	-	-	182
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(99)	-	-	(98)	-	(197)
Total, net	$848	$(60)	$(255)	$(175)	$(6)	$352

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Derivative investments (1)	$(15)	$(753)	$(823)
Indexed annuity and IUL contracts
embedded derivatives (1)	(37)	(44)	(10)
Other assets – GLB reserves embedded derivatives (1)	(678)	(2,444)	-
VIEs’ liabilities – derivative instruments (1)	14	101	163
Other liabilities:
Credit default swaps (2)	(1)	9	6
GLB reserves embedded derivatives (1)	678	2,444	1,472
Total, net	$(39)	$(687)	$808

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred
securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves
embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS		(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$33	$(638)	$(605)
ABS	2	(39)	(37)
Foreign government bonds	-	(46)	(46)
RMBS	-	(147)	(147)
CMBS	5	(3)	2
CLOs	6	(20)	(14)
Hybrid and redeemable preferred securities	35	(40)	(5)
Trading securities	2	(18)	(16)
Total, net	$83	$(951)	$(868)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,262	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	11.6%
ABS	64	Discounted cash flow	Liquidity/duration adjustment (1)	2.8%	-	3.0%
Foreign government bonds	80	Discounted cash flow	Liquidity/duration adjustment (1)	2.0%	-	3.5%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	7.3%
Other assets – reinsurance
recoverable	174	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,170)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(174)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)

Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

23.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$3,450	$3,044	$2,713
Retirement Plan Services	1,081	1,061	1,015
Life Insurance	5,343	4,781	4,820
Group Protection	2,445	2,260	2,090
Other Operations	406	392	411
Excluded realized gain (loss), pre-tax	(689)	(81)	(235)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,039	$11,460	$10,817

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$901	$715	$608
Retirement Plan Services	154	135	131
Life Insurance	373	464	538
Group Protection	23	71	72
Other Operations	(13)	(5)	(39)
Excluded realized gain (loss), after-tax	(446)	(53)	(152)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	2	2	2
Impairment of intangibles, after-tax	-	-	2
Net income (loss)	$994	$1,329	$1,162

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$1,013	$1,022	$1,058
Retirement Plan Services	828	825	797
Life Insurance	2,376	2,317	2,297
Group Protection	180	165	161
Other Operations	251	232	238
Total net investment income	$4,648	$4,561	$4,551

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$346	$374	$307
Retirement Plan Services	37	48	42
Life Insurance	640	441	609
Group Protection	57	53	48
Total amortization of DAC and VOBA, net of interest	$1,080	$916	$1,006

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$225	$159	$117
Retirement Plan Services	48	46	29
Life Insurance	167	225	326
Group Protection	12	38	38
Other Operations	10	(9)	(82)
Excluded realized gain (loss)	(243)	(29)	(83)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Impairment of intangibles	-	-	(2)
Total federal income tax expense (benefit)	$220	$431	$344

	As of December 31,
	2014	2013
Assets
Annuities	$130,509	$119,147
Retirement Plan Services	33,686	32,367
Life Insurance	69,712	67,470
Group Protection	4,239	3,865
Other Operations	15,364	14,659
Total assets	$253,510	$237,508

24.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Interest paid	$104	$91	$134
Income taxes paid (received)	172	(6)	136
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	(500)	-	-
Acquisition of note receivable from affiliate	712	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	88	360	-
Carrying value of liability	(88)	(360)	-
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$15	$11	$367
Carrying value of liabilities	15	11	(367)
Total reinsurance ceded	$30	$22	$-
Reinsurance recaptured:
Carrying value of assets	$-	$-	$(34)
Carrying value of liabilities	-	-	(84)
Total reinsurance recaptured	$-	$-	$(118)
Reinsurance novated:
Carrying value of assets	$-	$-	$-
Carrying value of liabilities	-	-	(26)
Total reinsurance novated	$-	$-	$(26)

25.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2014	2013
Assets with affiliates:
Accrued inter-company interest receivable	$2	$2	Accrued investment income
Bonds	1,410	873	Fixed maturity AFS securities
Ceded reinsurance contracts	(239)	-	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,700	1,559	Reinsurance recoverables
Ceded reinsurance contracts	44	268	Reinsurance related embedded derivatives
Ceded reinsurance contracts	71	51	Other assets
Cash management agreement investment	449	777	Other assets
Promissory note due from LNC	-	-	Fixed maturity AFS securities
Service agreement receivable	48	5	Other assets
Ceded reinsurance contracts	10	202	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	4	4	Other liabilities
Assumed reinsurance contracts	25	407	Future contract benefits
Assumed reinsurance contracts	413	-	Other contract holder funds
Service agreement payable	62	-	Other liabilities
Ceded reinsurance contracts	(53)	-	Other contract holder funds
Ceded reinsurance contracts	3,677	2,244	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	72	1,244	Other liabilities
Inter-company short-term debt	2	51	Short-term debt
Inter-company long-term debt	2,412	2,350	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(574)	$(318)	$(188)	Insurance premiums
Net investment income on intercompany notes	12	5	-	Net investment income
Fees for management of general account	(105)	(103)	(92)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	1,265	(2,153)	-	Realized gain (loss)
Reinsurance related settlements	(1,573)	2,110	-	Realized gain (loss)
Other gains (losses)	(199)	242	-	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	255	(205)	(433)	Benefits
Service agreement payments	76	100	114	Commissions and other
				expenses
Interest expense on inter-company debt	102	92	109	Interest and debt expense
Interest credited on assumed reinsurance contracts	15	-	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Fees for Management of General Account

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company (“LIMCO”), also a wholly-owned subsidiary of LNC.  LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $186 million and $651 million as of December 31, 2014 and 2013, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

26.  Subsequent Events

On March 16, 2015, LNL paid a cash dividend in the amount of $400 million to LNC.

E-78

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
ABVPSF Global Thematic Growth Class B	$22,320,192	$1,792	$22,321,984	$—	$617	$22,321,367
ABVPSF International Value Class B	126,009	—	126,009	—	4	126,005
ABVPSF Small/Mid Cap Value Class A	1,000,512	—	1,000,512	—	31	1,000,481
American Century VP Inflation Protection Class I	23,501	—	23,501	—	1	23,500
American Century VP Inflation Protection Class II	7,961,995	—	7,961,995	7,756	264	7,953,975
American Century VP International Class I	20,400	—	20,400	—	—	20,400
American Funds Global Growth Class 2	105,182,562	16,147	105,198,709	—	2,939	105,195,770
American Funds Growth Class 2	681,450,921	—	681,450,921	31,903	19,021	681,399,997
American Funds Growth-Income Class 2	276,275,866	70,732	276,346,598	—	7,844	276,338,754
American Funds International Class 2	249,248,884	7,512	249,256,396	—	6,959	249,249,437
BlackRock Global Allocation V.I. Class I	27,614,784	5,857	27,620,641	—	771	27,619,870
BlackRock Global Allocation V.I. Class III	15,225,814	15,889	15,241,703	—	457	15,241,246
Delaware VIP Diversified Income Standard Class	124,675,657	40,156	124,715,813	—	3,485	124,712,328
Delaware VIP Diversified Income Service Class	52,802,854	8,801	52,811,655	—	1,561	52,810,094
Delaware VIP Emerging Markets Service Class	2,241,794	—	2,241,794	3,067	72	2,238,655
Delaware VIP High Yield Standard Class	42,962,114	44,395	43,006,509	—	1,186	43,005,323
Delaware VIP High Yield Service Class	12,247,902	7,124	12,255,026	—	336	12,254,690
Delaware VIP Limited-Term Diversified Income Service Class	2,457,613	254	2,457,867	—	80	2,457,787
Delaware VIP REIT Standard Class	140,585,164	—	140,585,164	79,468	3,945	140,501,751
Delaware VIP REIT Service Class	23,977,648	7,708	23,985,356	—	668	23,984,688
Delaware VIP Small Cap Value Service Class	246,155,886	—	246,155,886	19,896	6,855	246,129,135
Delaware VIP Smid Cap Growth Standard Class	250,882,724	—	250,882,724	147,368	6,960	250,728,396
Delaware VIP Smid Cap Growth Service Class	18,318,219	5,419	18,323,638	—	507	18,323,131
Delaware VIP U.S. Growth Service Class	231,028	—	231,028	—	8	231,020
Delaware VIP Value Standard Class	172,432,226	158,879	172,591,105	—	4,620	172,586,485
Delaware VIP Value Service Class	27,334,372	17,428	27,351,800	—	759	27,351,041
Deutsche Alternative Asset Allocation VIP Class A	4,049,811	707	4,050,518	—	112	4,050,406
Deutsche Alternative Asset Allocation VIP Class B	2,334,016	1,921	2,335,937	—	65	2,335,872
Deutsche Equity 500 Index VIP Class A	140,522	—	140,522	—	2	140,520
Deutsche Equity 500 Index VIP Class B	1,665	—	1,665	—	—	1,665
Deutsche Small Cap Index VIP Class A	1,522,073	—	1,522,073	—	48	1,522,025
Fidelity VIP Contrafund Service Class	246,899,144	19,322	246,918,466	—	6,961	246,911,505
Fidelity VIP Contrafund Service Class 2	65,978,356	63,221	66,041,577	—	1,827	66,039,750
Fidelity VIP Growth Service Class	81,200,909	27,384	81,228,293	—	2,251	81,226,042
Fidelity VIP Growth Service Class 2	12,749,194	10,405	12,759,599	—	353	12,759,246
Fidelity VIP Mid Cap Service Class 2	2,913,897	—	2,913,897	133	94	2,913,670
Franklin Income VIP Class 2	2,241,049	1,097	2,242,146	—	83	2,242,063
Franklin Mutual Shares VIP Class 2	1,922,259	—	1,922,259	—	62	1,922,197
Invesco V.I. Core Equity Series I	42,414	—	42,414	—	1	42,413
Invesco V.I. International Growth Series I	64,264	—	64,264	—	2	64,262
Janus Aspen Global Research Institutional Class	328,604	—	328,604	—	6	328,598
LVIP Baron Growth Opportunities Service Class	189,296,187	—	189,296,187	201,804	5,253	189,089,130
LVIP BlackRock Emerging Markets RPM Standard Class	552,339	80	552,419	—	15	552,404
LVIP BlackRock Emerging Markets RPM Service Class	100,033	885	100,918	—	3	100,915

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP BlackRock Equity Dividend RPM Standard Class	$286,397,971	$—	$286,397,971	$30,306	$7,960	$286,359,705
LVIP BlackRock Equity Dividend RPM Service Class	8,016,685	10,001	8,026,686	—	222	8,026,464
LVIP BlackRock Inflation Protected Bond Standard Class	20,383,887	12,797	20,396,684	—	537	20,396,147
LVIP BlackRock Inflation Protected Bond Service Class	5,885,492	—	5,885,492	2,271	152	5,883,069
LVIP Capital Growth Service Class	33,293	—	33,293	—	1	33,292
LVIP Clarion Global Real Estate Standard Class	13,086,657	—	13,086,657	13,364	366	13,072,927
LVIP Clarion Global Real Estate Service Class	5,409,194	—	5,409,194	4,099	159	5,404,936
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	231,591	5,969	237,560	—	6	237,554
LVIP Columbia Small-Mid Cap Growth RPM Service Class	381,322	40	381,362	—	12	381,350
LVIP Delaware Bond Standard Class	246,443,472	—	246,443,472	377,481	6,876	246,059,115
LVIP Delaware Bond Service Class	25,787,201	6,044	25,793,245	—	707	25,792,538
LVIP Delaware Diversified Floating Rate Service Class	6,220,231	1,218	6,221,449	—	184	6,221,265
LVIP Delaware Foundation Aggressive Allocation Standard Class	118,450,396	20	118,450,416	—	3,282	118,447,134
LVIP Delaware Foundation Aggressive Allocation Service Class	7,789,891	3,672	7,793,563	—	215	7,793,348
LVIP Delaware Foundation Conservative Allocation Standard Class	233,090,439	—	233,090,439	48,841	6,439	233,035,159
LVIP Delaware Foundation Conservative Allocation Service Class	6,591,525	10,605	6,602,130	—	181	6,601,949
LVIP Delaware Foundation Moderate Allocation Standard Class	5,762,541	241	5,762,782	—	163	5,762,619
LVIP Delaware Foundation Moderate Allocation Service Class	7,527,425	6,603	7,534,028	—	208	7,533,820
LVIP Delaware Growth and Income Standard Class	1,087,285,656	—	1,087,285,656	90,956	30,186	1,087,164,514
LVIP Delaware Growth and Income Service Class	7,566,504	3,020	7,569,524	—	210	7,569,314
LVIP Delaware Social Awareness Standard Class	606,311,909	—	606,311,909	100,677	16,834	606,194,398
LVIP Delaware Social Awareness Service Class	20,424,691	14,959	20,439,650	—	566	20,439,084
LVIP Delaware Special Opportunities Standard Class	465,614,581	—	465,614,581	119,161	12,943	465,482,477
LVIP Delaware Special Opportunities Service Class	33,616,714	15,163	33,631,877	—	932	33,630,945
LVIP Global Income Standard Class	7,078,237	6,465	7,084,702	—	200	7,084,502
LVIP Global Income Service Class	4,581,826	4,008	4,585,834	—	140	4,585,694
LVIP JPMorgan Mid Cap Value RPM Standard Class	976,027	—	976,027	8,505	27	967,495
LVIP JPMorgan Mid Cap Value RPM Service Class	266,025	247	266,272	—	8	266,264
LVIP Managed Risk Profile 2010 Standard Class	3,214,580	20	3,214,600	—	89	3,214,511
LVIP Managed Risk Profile 2010 Service Class	1,686,675	20	1,686,695	—	46	1,686,649
LVIP Managed Risk Profile 2020 Standard Class	12,924,550	1,081	12,925,631	—	356	12,925,275
LVIP Managed Risk Profile 2020 Service Class	12,706,731	10,224	12,716,955	—	350	12,716,605
LVIP Managed Risk Profile 2030 Standard Class	9,036,146	4,042	9,040,188	—	249	9,039,939
LVIP Managed Risk Profile 2030 Service Class	16,208,152	16,412	16,224,564	—	447	16,224,117

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Managed Risk Profile 2040 Standard Class	$2,776,746	$473	$2,777,219	$—	$77	$2,777,142
LVIP Managed Risk Profile 2040 Service Class	16,390,974	16,933	16,407,907	—	453	16,407,454
LVIP Managed Risk Profile 2050 Standard Class	293,139	—	293,139	—	8	293,131
LVIP Managed Risk Profile 2050 Service Class	3,068,925	6,199	3,075,124	—	85	3,075,039
LVIP Managed Risk Profile Conservative Standard Class	21,474,667	—	21,474,667	93,601	612	21,380,454
LVIP Managed Risk Profile Conservative Service Class	20,710,910	5,451	20,716,361	—	596	20,715,765
LVIP Managed Risk Profile Growth Standard Class	25,261,473	—	25,261,473	27,338	703	25,233,432
LVIP Managed Risk Profile Growth Service Class	47,291,582	5,430	47,297,012	—	1,364	47,295,648
LVIP Managed Risk Profile Moderate Standard Class	39,746,753	—	39,746,753	234,636	1,135	39,510,982
LVIP Managed Risk Profile Moderate Service Class	55,907,207	6,346	55,913,553	—	1,623	55,911,930
LVIP MFS International Growth Service Class	585,613	—	585,613	—	19	585,594
LVIP MFS Value Service Class	2,361,105	—	2,361,105	1,497	75	2,359,533
LVIP Mid-Cap Value Service Class	342,918	—	342,918	—	11	342,907
LVIP Mondrian International Value Standard Class	220,258,200	—	220,258,200	331,119	6,122	219,920,959
LVIP Mondrian International Value Service Class	18,258,348	10,688	18,269,036	—	504	18,268,532
LVIP Money Market Standard Class	47,700,464	—	47,700,464	3,850	1,320	47,695,294
LVIP Money Market Service Class	7,793,719	1,604	7,795,323	—	214	7,795,109
LVIP SSgA Bond Index Standard Class	5,423,914	92,018	5,515,932	—	152	5,515,780
LVIP SSgA Bond Index Service Class	1,964,018	2,549	1,966,567	—	58	1,966,509
LVIP SSgA Developed International 150 Service Class	78,021	—	78,021	—	3	78,018
LVIP SSgA Emerging Markets 100 Standard Class	21,419,814	4,714	21,424,528	—	591	21,423,937
LVIP SSgA Emerging Markets 100 Service Class	7,225,917	6,240	7,232,157	—	203	7,231,954
LVIP SSgA Global Tactical Allocation RPM Standard Class	8,427,920	936	8,428,856	—	235	8,428,621
LVIP SSgA Global Tactical Allocation RPM Service Class	18,033,348	1,268	18,034,616	—	517	18,034,099
LVIP SSgA International Index Standard Class	2,799,437	141	2,799,578	—	78	2,799,500
LVIP SSgA International Index Service Class	2,222,616	—	2,222,616	34,424	65	2,188,127
LVIP SSgA Large Cap 100 Service Class	423,777	—	423,777	—	14	423,763
LVIP SSgA S&P 500 Index Standard Class	355,689,794	124,051	355,813,845	—	9,912	355,803,933
LVIP SSgA S&P 500 Index Service Class	57,808,190	8,717	57,816,907	—	1,604	57,815,303
LVIP SSgA Small-Cap Index Standard Class	47,628,128	—	47,628,128	33,548	1,321	47,593,259
LVIP SSgA Small-Cap Index Service Class	12,788,225	—	12,788,225	10,954	366	12,776,905
LVIP SSgA Small-Mid Cap 200 Service Class	776,939	—	776,939	—	24	776,915
LVIP T. Rowe Price Growth Stock Service Class	693,291	—	693,291	—	20	693,271
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	180,801,757	—	180,801,757	30,990	5,005	180,765,762
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	12,583,289	1,339	12,584,628	—	348	12,584,280
LVIP Templeton Growth RPM Standard Class	524,078	—	524,078	—	14	524,064
LVIP Templeton Growth RPM Service Class	269,577	141	269,718	—	10	269,708

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP UBS Large Cap Growth RPM Standard Class	$259,597,985	$—	$259,597,985	$102,217	$7,184	$259,488,584
LVIP UBS Large Cap Growth RPM Service Class	2,620,935	—	2,620,935	2,465	72	2,618,398
LVIP Vanguard Domestic Equity ETF Service Class	10,091,103	4,751	10,095,854	—	280	10,095,574
LVIP Vanguard International Equity ETF Service Class	4,882,875	13,400	4,896,275	—	135	4,896,140
MFS VIT Core Equity Initial Class	7,555	—	7,555	—	—	7,555
MFS VIT Total Return Initial Class	1,481,957	—	1,481,957	—	46	1,481,911
MFS VIT Utilities Initial Class	189,144,040	—	189,144,040	67,838	5,289	189,070,913
MFS VIT Utilities Service Class	40,911,762	23,934	40,935,696	—	1,136	40,934,560
NB AMT Large Cap Value I Class	15,115	—	15,115	—	—	15,115
NB AMT Mid Cap Growth I Class	84,528	—	84,528	—	1	84,527
NB AMT Mid Cap Intrinsic Value I Class	239,027	—	239,027	—	8	239,019
PIMCO VIT CommodityRealReturn Strategy Advisor Class	84,843	—	84,843	—	3	84,840
PIMCO VIT Total Return Administrative Class	17,559,746	28,771	17,588,517	—	485	17,588,032
Putnam VT Global Health Care Class IB	114,007	—	114,007	—	3	114,004
Templeton Global Bond VIP Class 2	4,403,213	—	4,403,213	5,090	149	4,397,974
Wells Fargo Advantage VT Intrinsic Value Class 2	206,654	—	206,654	—	8	206,646
Wells Fargo Advantage VT Omega Growth Class 2	121,104	—	121,104	—	4	121,100
Wells Fargo Advantage VT Small Cap Growth Class 2	296,225	—	296,225	—	9	296,216

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class B	$—	$(229,171)	$(229,171)	$668,608
ABVPSF Growth and Income Class B	—	(4)	(4)	79
ABVPSF International Value Class B	4,990	(1,627)	3,363	(2,742)
ABVPSF Small/Mid Cap Value Class A	7,024	(11,228)	(4,204)	30,428
American Century VP Inflation Protection Class I	352	(238)	114	(8)
American Century VP Inflation Protection Class II	112,721	(104,919)	7,802	(59,395)
American Century VP International Class I	361	(118)	243	8,391
American Funds Global Growth Class 2	1,229,912	(1,094,501)	135,411	3,083,085
American Funds Growth Class 2	5,318,409	(6,860,749)	(1,542,340)	19,810,495
American Funds Growth-Income Class 2	3,481,663	(2,775,129)	706,534	6,292,065
American Funds International Class 2	3,588,787	(2,692,358)	896,429	4,479,520
BlackRock Global Allocation V.I. Class I	611,140	(281,181)	329,959	310,379
BlackRock Global Allocation V.I. Class III	342,278	(162,663)	179,615	107,359
Delaware VIP Diversified Income Standard Class	2,918,134	(1,310,645)	1,607,489	1,162,449
Delaware VIP Diversified Income Service Class	1,074,296	(575,730)	498,566	182,904
Delaware VIP Emerging Markets Service Class	10,133	(29,102)	(18,969)	32,000
Delaware VIP High Yield Standard Class	3,127,404	(471,612)	2,655,792	293,046
Delaware VIP High Yield Service Class	799,978	(125,808)	674,170	32,276
Delaware VIP Limited-Term Diversified Income Service Class	32,929	(29,682)	3,247	(3,044)
Delaware VIP REIT Standard Class	1,723,579	(1,281,991)	441,588	863,451
Delaware VIP REIT Service Class	232,164	(208,371)	23,793	146,526
Delaware VIP Small Cap Value Service Class	857,026	(2,550,005)	(1,692,979)	9,603,379
Delaware VIP Smid Cap Growth Standard Class	174,585	(2,526,674)	(2,352,089)	10,003,593
Delaware VIP Smid Cap Growth Service Class	—	(177,453)	(177,453)	485,784
Delaware VIP U.S. Growth Service Class	28	(2,405)	(2,377)	10,393
Delaware VIP Value Standard Class	2,756,651	(1,605,536)	1,151,115	5,416,980
Delaware VIP Value Service Class	361,000	(252,645)	108,355	631,638
Deutsche Alternative Asset Allocation VIP Class A	72,063	(39,879)	32,184	13,454
Deutsche Alternative Asset Allocation VIP Class B	34,273	(22,370)	11,903	6,129
Deutsche Equity 500 Index VIP Class A	2,465	(740)	1,725	3,710
Deutsche Equity 500 Index VIP Class B	1	(5)	(4)	9
Deutsche Small Cap Index VIP Class A	14,663	(17,487)	(2,824)	48,567
Deutsche Small Cap Index VIP Class B	19	(15)	4	(75)
Fidelity VIP Contrafund Service Class	2,065,141	(2,467,671)	(402,530)	6,843,178
Fidelity VIP Contrafund Service Class 2	470,783	(626,015)	(155,232)	1,156,552
Fidelity VIP Growth Service Class	74,405	(801,928)	(727,523)	2,539,106
Fidelity VIP Growth Service Class 2	—	(116,387)	(116,387)	364,335
Fidelity VIP Mid Cap Service Class 2	550	(34,159)	(33,609)	66,415
Franklin Income VIP Class 2	118,428	(32,110)	86,318	60,115
Franklin Mutual Shares VIP Class 2	39,872	(23,637)	16,235	81,171
Invesco V.I. Core Equity Series I	358	(476)	(118)	1,007
Invesco V.I. International Growth Series I	1,097	(958)	139	11,195
Janus Aspen Global Research Institutional Class	3,673	(2,015)	1,658	15,498
LVIP Baron Growth Opportunities Service Class	340,539	(1,925,680)	(1,585,141)	10,586,150
LVIP BlackRock Emerging Markets RPM Standard Class	7,753	(3,068)	4,685	(21,228)
LVIP BlackRock Emerging Markets RPM Service Class	857	(307)	550	(1,277)
LVIP BlackRock Equity Dividend RPM Standard Class	4,132,680	(2,965,063)	1,167,617	3,913,344
LVIP BlackRock Equity Dividend RPM Service Class	96,552	(79,993)	16,559	131,494
LVIP BlackRock Inflation Protected Bond Standard Class	300,736	(212,268)	88,468	(392,025)
LVIP BlackRock Inflation Protected Bond Service Class	55,291	(54,054)	1,237	(41,203)
LVIP Capital Growth Service Class	—	(360)	(360)	8,363
LVIP Clarion Global Real Estate Standard Class	340,547	(119,830)	220,717	291,681
LVIP Clarion Global Real Estate Service Class	116,466	(52,806)	63,660	135,054
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(878)	(878)	(137)
LVIP Columbia Small-Mid Cap Growth RPM Service Class	—	(3,589)	(3,589)	1,752
LVIP Delaware Bond Standard Class	5,032,373	(2,581,420)	2,450,953	2,359,855
LVIP Delaware Bond Service Class	439,184	(252,584)	186,600	78,314

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class B	$—	$668,608	$394,017	$833,454
ABVPSF Growth and Income Class B	—	79	(38)	37
ABVPSF International Value Class B	—	(2,742)	(11,709)	(11,088)
ABVPSF Small/Mid Cap Value Class A	115,853	146,281	(63,926)	78,151
American Century VP Inflation Protection Class I	584	576	(111)	579
American Century VP Inflation Protection Class II	220,370	160,975	30,198	198,975
American Century VP International Class I	—	8,391	(9,918)	(1,284)
American Funds Global Growth Class 2	10,627,821	13,710,906	(12,548,861)	1,297,456
American Funds Growth Class 2	33,086,181	52,896,676	(2,936,296)	48,418,040
American Funds Growth-Income Class 2	13,006,957	19,299,022	4,443,308	24,448,864
American Funds International Class 2	—	4,479,520	(14,860,646)	(9,484,697)
BlackRock Global Allocation V.I. Class I	2,117,859	2,428,238	(2,475,194)	283,003
BlackRock Global Allocation V.I. Class III	1,320,142	1,427,501	(1,490,443)	116,673
Delaware VIP Diversified Income Standard Class	—	1,162,449	2,674,444	5,444,382
Delaware VIP Diversified Income Service Class	—	182,904	1,336,598	2,018,068
Delaware VIP Emerging Markets Service Class	9,530	41,530	(252,678)	(230,117)
Delaware VIP High Yield Standard Class	744,620	1,037,666	(4,231,735)	(538,277)
Delaware VIP High Yield Service Class	197,525	229,801	(1,119,049)	(215,078)
Delaware VIP Limited-Term Diversified Income Service Class	—	(3,044)	5,856	6,059
Delaware VIP REIT Standard Class	—	863,451	29,780,905	31,085,944
Delaware VIP REIT Service Class	—	146,526	4,864,337	5,034,656
Delaware VIP Small Cap Value Service Class	21,814,655	31,418,034	(18,482,949)	11,242,106
Delaware VIP Smid Cap Growth Standard Class	24,150,897	34,154,490	(28,286,200)	3,516,201
Delaware VIP Smid Cap Growth Service Class	1,774,222	2,260,006	(1,807,017)	275,536
Delaware VIP U.S. Growth Service Class	12,868	23,261	(1,328)	19,556
Delaware VIP Value Standard Class	—	5,416,980	13,577,792	20,145,887
Delaware VIP Value Service Class	—	631,638	2,292,133	3,032,126
Deutsche Alternative Asset Allocation VIP Class A	23,114	36,568	17,330	86,082
Deutsche Alternative Asset Allocation VIP Class B	12,716	18,845	8,735	39,483
Deutsche Equity 500 Index VIP Class A	4,422	8,132	6,338	16,195
Deutsche Equity 500 Index VIP Class B	2	11	70	77
Deutsche Small Cap Index VIP Class A	83,506	132,073	(77,421)	51,828
Deutsche Small Cap Index VIP Class B	142	67	(117)	(46)
Fidelity VIP Contrafund Service Class	4,833,720	11,676,898	13,273,636	24,548,004
Fidelity VIP Contrafund Service Class 2	1,310,841	2,467,393	4,024,205	6,336,366
Fidelity VIP Growth Service Class	—	2,539,106	5,479,000	7,290,583
Fidelity VIP Growth Service Class 2	—	364,335	806,504	1,054,452
Fidelity VIP Mid Cap Service Class 2	70,301	136,716	35,190	138,297
Franklin Income VIP Class 2	—	60,115	(55,212)	91,221
Franklin Mutual Shares VIP Class 2	10,367	91,538	6,900	114,673
Invesco V.I. Core Equity Series I	200	1,207	1,745	2,834
Invesco V.I. International Growth Series I	—	11,195	(10,770)	564
Janus Aspen Global Research Institutional Class	—	15,498	3,418	20,574
LVIP Baron Growth Opportunities Service Class	1,072,568	11,658,718	(3,443,679)	6,629,898
LVIP BlackRock Emerging Markets RPM Standard Class	—	(21,228)	(77,744)	(94,287)
LVIP BlackRock Emerging Markets RPM Service Class	—	(1,277)	(10,486)	(11,213)
LVIP BlackRock Equity Dividend RPM Standard Class	—	3,913,344	1,894,899	6,975,860
LVIP BlackRock Equity Dividend RPM Service Class	—	131,494	29,430	177,483
LVIP BlackRock Inflation Protected Bond Standard Class	—	(392,025)	790,806	487,249
LVIP BlackRock Inflation Protected Bond Service Class	—	(41,203)	130,722	90,756
LVIP Capital Growth Service Class	52	8,415	(3,931)	4,124
LVIP Clarion Global Real Estate Standard Class	—	291,681	848,703	1,361,101
LVIP Clarion Global Real Estate Service Class	—	135,054	373,054	571,768
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(137)	5,763	4,748
LVIP Columbia Small-Mid Cap Growth RPM Service Class	—	1,752	(21,614)	(23,451)
LVIP Delaware Bond Standard Class	1,320,987	3,680,842	6,089,573	12,221,368
LVIP Delaware Bond Service Class	138,585	216,899	710,478	1,113,977

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Diversified Floating Rate Service Class	$71,637	$(63,472)	$8,165	$7,745
LVIP Delaware Foundation Aggressive Allocation Standard Class	2,768,696	(1,238,968)	1,529,728	2,743,779
LVIP Delaware Foundation Aggressive Allocation Service Class	160,125	(69,758)	90,367	62,564
LVIP Delaware Foundation Conservative Allocation Standard Class	6,226,538	(2,445,192)	3,781,346	1,953,461
LVIP Delaware Foundation Conservative Allocation Service Class	158,882	(61,846)	97,036	32,855
LVIP Delaware Foundation Moderate Allocation Standard Class	118,545	(62,354)	56,191	156,128
LVIP Delaware Foundation Moderate Allocation Service Class	129,702	(64,732)	64,970	24,287
LVIP Delaware Growth and Income Standard Class	20,634,089	(10,744,973)	9,889,116	35,868,300
LVIP Delaware Growth and Income Service Class	119,172	(69,340)	49,832	127,097
LVIP Delaware Social Awareness Standard Class	8,870,384	(5,902,008)	2,968,376	19,531,706
LVIP Delaware Social Awareness Service Class	231,216	(185,977)	45,239	360,220
LVIP Delaware Special Opportunities Standard Class	6,170,730	(4,806,554)	1,364,176	14,134,668
LVIP Delaware Special Opportunities Service Class	329,473	(328,631)	842	255,381
LVIP Global Income Standard Class	44,179	(75,978)	(31,799)	1,086
LVIP Global Income Service Class	16,016	(49,707)	(33,691)	759
LVIP JPMorgan Mid Cap Value RPM Standard Class	7,467	(3,426)	4,041	(477)
LVIP JPMorgan Mid Cap Value RPM Service Class	1,465	(1,843)	(378)	1,897
LVIP Managed Risk Profile 2010 Standard Class	59,900	(32,459)	27,441	129,857
LVIP Managed Risk Profile 2010 Service Class	27,375	(17,500)	9,875	68,928
LVIP Managed Risk Profile 2020 Standard Class	250,458	(132,339)	118,119	505,827
LVIP Managed Risk Profile 2020 Service Class	215,624	(122,886)	92,738	203,031
LVIP Managed Risk Profile 2030 Standard Class	187,681	(85,189)	102,492	157,477
LVIP Managed Risk Profile 2030 Service Class	297,141	(148,925)	148,216	146,181
LVIP Managed Risk Profile 2040 Standard Class	62,864	(27,471)	35,393	60,370
LVIP Managed Risk Profile 2040 Service Class	331,361	(149,502)	181,859	149,157
LVIP Managed Risk Profile 2050 Standard Class	5,518	(3,312)	2,206	10,268
LVIP Managed Risk Profile 2050 Service Class	50,431	(22,191)	28,240	9,294
LVIP Managed Risk Profile Conservative Standard Class	424,219	(216,990)	207,229	533,250
LVIP Managed Risk Profile Conservative Service Class	359,060	(210,586)	148,474	374,006
LVIP Managed Risk Profile Growth Standard Class	511,962	(260,061)	251,901	571,128
LVIP Managed Risk Profile Growth Service Class	847,416	(492,795)	354,621	754,291
LVIP Managed Risk Profile Moderate Standard Class	774,518	(422,501)	352,017	1,023,794
LVIP Managed Risk Profile Moderate Service Class	953,568	(588,090)	365,478	834,995
LVIP MFS International Growth Service Class	4,844	(6,847)	(2,003)	11,845
LVIP MFS Value Service Class	49,866	(26,930)	22,936	92,435
LVIP Mid-Cap Value Service Class	377	(3,964)	(3,587)	22,133
LVIP Mondrian International Value Standard Class	9,291,120	(2,467,002)	6,824,118	5,908,026
LVIP Mondrian International Value Service Class	721,345	(193,019)	528,326	70,272
LVIP Money Market Standard Class	13,134	(511,049)	(497,915)	—
LVIP Money Market Service Class	1,967	(76,428)	(74,461)	—
LVIP SSgA Bond Index Standard Class	99,709	(50,485)	49,224	15,233
LVIP SSgA Bond Index Service Class	31,720	(19,100)	12,620	2,974
LVIP SSgA Developed International 150 Service Class	2,424	(965)	1,459	7,409
LVIP SSgA Emerging Markets 100 Standard Class	657,178	(221,352)	435,826	(425,967)
LVIP SSgA Emerging Markets 100 Service Class	201,621	(70,901)	130,720	(54,590)
LVIP SSgA Global Tactical Allocation RPM Standard Class	189,136	(90,607)	98,529	130,964
LVIP SSgA Global Tactical Allocation RPM Service Class	360,732	(187,846)	172,886	214,996
LVIP SSgA International Index Standard Class	79,011	(27,070)	51,941	78,070
LVIP SSgA International Index Service Class	56,809	(22,331)	34,478	7,885
LVIP SSgA Large Cap 100 Service Class	9,357	(3,746)	5,611	12,611
LVIP SSgA S&P 500 Index Standard Class	6,514,484	(3,465,620)	3,048,864	4,949,785
LVIP SSgA S&P 500 Index Service Class	922,696	(526,533)	396,163	265,687
LVIP SSgA Small-Cap Index Standard Class	394,082	(491,306)	(97,224)	1,360,969
LVIP SSgA Small-Cap Index Service Class	74,827	(125,535)	(50,708)	265,226
LVIP SSgA Small-Mid Cap 200 Service Class	23,823	(7,942)	15,881	17,284
LVIP T. Rowe Price Growth Stock Service Class	—	(7,081)	(7,081)	41,301
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	417,058	(1,775,294)	(1,358,236)	6,482,606

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Diversified Floating Rate Service Class	$—	$7,745	$(62,984)	$(47,074)
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	2,743,779	(247,301)	4,026,206
LVIP Delaware Foundation Aggressive Allocation Service Class	—	62,564	44,936	197,867
LVIP Delaware Foundation Conservative Allocation Standard Class	10,460,049	12,413,510	(6,901,531)	9,293,325
LVIP Delaware Foundation Conservative Allocation Service Class	276,412	309,267	(196,230)	210,073
LVIP Delaware Foundation Moderate Allocation Standard Class	241,997	398,125	(230,163)	224,153
LVIP Delaware Foundation Moderate Allocation Service Class	277,663	301,950	(169,487)	197,433
LVIP Delaware Growth and Income Standard Class	57,319,415	93,187,715	18,882,034	121,958,865
LVIP Delaware Growth and Income Service Class	387,226	514,323	211,239	775,394
LVIP Delaware Social Awareness Standard Class	29,634,715	49,166,421	25,319,891	77,454,688
LVIP Delaware Social Awareness Service Class	969,632	1,329,852	1,041,935	2,417,026
LVIP Delaware Special Opportunities Standard Class	21,938,443	36,073,111	(7,001,400)	30,435,887
LVIP Delaware Special Opportunities Service Class	1,546,614	1,801,995	143,542	1,946,379
LVIP Global Income Standard Class	10,473	11,559	89,115	68,875
LVIP Global Income Service Class	6,451	7,210	47,858	21,377
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	(477)	21,769	25,333
LVIP JPMorgan Mid Cap Value RPM Service Class	—	1,897	10,873	12,392
LVIP Managed Risk Profile 2010 Standard Class	—	129,857	(37,897)	119,401
LVIP Managed Risk Profile 2010 Service Class	—	68,928	(17,835)	60,968
LVIP Managed Risk Profile 2020 Standard Class	—	505,827	(179,219)	444,727
LVIP Managed Risk Profile 2020 Service Class	—	203,031	73,934	369,703
LVIP Managed Risk Profile 2030 Standard Class	—	157,477	(2,610)	257,359
LVIP Managed Risk Profile 2030 Service Class	—	146,181	98,207	392,604
LVIP Managed Risk Profile 2040 Standard Class	—	60,370	(30,342)	65,421
LVIP Managed Risk Profile 2040 Service Class	—	149,157	(25,105)	305,911
LVIP Managed Risk Profile 2050 Standard Class	33,131	43,399	(37,626)	7,979
LVIP Managed Risk Profile 2050 Service Class	348,247	357,541	(356,231)	29,550
LVIP Managed Risk Profile Conservative Standard Class	258,673	791,923	(54,060)	945,092
LVIP Managed Risk Profile Conservative Service Class	248,322	622,328	91,779	862,581
LVIP Managed Risk Profile Growth Standard Class	—	571,128	(215,702)	607,327
LVIP Managed Risk Profile Growth Service Class	—	754,291	(117,409)	991,503
LVIP Managed Risk Profile Moderate Standard Class	—	1,023,794	(167,590)	1,208,221
LVIP Managed Risk Profile Moderate Service Class	—	834,995	302,500	1,502,973
LVIP MFS International Growth Service Class	—	11,845	(51,287)	(41,445)
LVIP MFS Value Service Class	—	92,435	86,746	202,117
LVIP Mid-Cap Value Service Class	—	22,133	3,910	22,456
LVIP Mondrian International Value Standard Class	—	5,908,026	(20,375,003)	(7,642,859)
LVIP Mondrian International Value Service Class	—	70,272	(1,326,066)	(727,468)
LVIP Money Market Standard Class	—	—	—	(497,915)
LVIP Money Market Service Class	—	—	—	(74,461)
LVIP SSgA Bond Index Standard Class	2,634	17,867	155,909	223,000
LVIP SSgA Bond Index Service Class	966	3,940	57,514	74,074
LVIP SSgA Developed International 150 Service Class	1,564	8,973	(10,867)	(435)
LVIP SSgA Emerging Markets 100 Standard Class	—	(425,967)	(1,018,955)	(1,009,096)
LVIP SSgA Emerging Markets 100 Service Class	—	(54,590)	(398,354)	(322,224)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	130,964	40,863	270,356
LVIP SSgA Global Tactical Allocation RPM Service Class	—	214,996	75,334	463,216
LVIP SSgA International Index Standard Class	—	78,070	(335,794)	(205,783)
LVIP SSgA International Index Service Class	—	7,885	(206,401)	(164,038)
LVIP SSgA Large Cap 100 Service Class	13,877	26,488	12,344	44,443
LVIP SSgA S&P 500 Index Standard Class	2,721,671	7,671,456	29,253,348	39,973,668
LVIP SSgA S&P 500 Index Service Class	438,030	703,717	4,947,440	6,047,320
LVIP SSgA Small-Cap Index Standard Class	1,247,158	2,608,127	(923,206)	1,587,697
LVIP SSgA Small-Cap Index Service Class	320,915	586,141	(120,512)	414,921
LVIP SSgA Small-Mid Cap 200 Service Class	29,870	47,154	(41,573)	21,462
LVIP T. Rowe Price Growth Stock Service Class	—	41,301	14,026	48,246
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	9,523,434	16,006,040	2,919,324	17,567,128

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	$—	$(112,785)	$(112,785)	$232,332
LVIP Templeton Growth RPM Standard Class	7,893	(2,070)	5,823	(131)
LVIP Templeton Growth RPM Service Class	3,364	(3,582)	(218)	6,071
LVIP UBS Large Cap Growth RPM Standard Class	—	(2,655,979)	(2,655,979)	9,126,524
LVIP UBS Large Cap Growth RPM Service Class	—	(24,760)	(24,760)	97,213
LVIP Vanguard Domestic Equity ETF Service Class	151,953	(80,297)	71,656	155,939
LVIP Vanguard International Equity ETF Service Class	87,560	(45,512)	42,048	40,583
MFS VIT Core Equity Initial Class	91	(115)	(24)	2,267
MFS VIT Total Return Initial Class	28,351	(17,521)	10,830	51,051
MFS VIT Utilities Initial Class	4,011,367	(1,928,995)	2,082,372	4,739,210
MFS VIT Utilities Service Class	767,600	(393,087)	374,513	415,624
NB AMT Large Cap Value I Class	108	(80)	28	147
NB AMT Mid Cap Growth I Class	—	(440)	(440)	696
NB AMT Mid Cap Intrinsic Value I Class	2,340	(2,702)	(362)	7,288
PIMCO VIT CommodityRealReturn Strategy Advisor Class	285	(1,160)	(875)	(6,092)
PIMCO VIT Total Return Administrative Class	382,400	(175,217)	207,183	(66,364)
Putnam VT Global Health Care Class IB	245	(1,118)	(873)	7,068
Templeton Global Bond VIP Class 2	239,616	(58,477)	181,139	33,043
Wells Fargo Advantage VT Intrinsic Value Class 2	1,521	(2,776)	(1,255)	13,646
Wells Fargo Advantage VT Omega Growth Class 2	—	(1,286)	(1,286)	11,702
Wells Fargo Advantage VT Small Cap Growth Class 2	—	(3,317)	(3,317)	11,240

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	$662,864	$895,196	$349,822	$1,132,233
LVIP Templeton Growth RPM Standard Class	—	(131)	(35,375)	(29,683)
LVIP Templeton Growth RPM Service Class	—	6,071	(15,035)	(9,182)
LVIP UBS Large Cap Growth RPM Standard Class	—	9,126,524	4,513,810	10,984,355
LVIP UBS Large Cap Growth RPM Service Class	—	97,213	24,573	97,026
LVIP Vanguard Domestic Equity ETF Service Class	28,933	184,872	587,462	843,990
LVIP Vanguard International Equity ETF Service Class	—	40,583	(379,532)	(296,901)
MFS VIT Core Equity Initial Class	—	2,267	(1,091)	1,152
MFS VIT Total Return Initial Class	39,459	90,510	5,079	106,419
MFS VIT Utilities Initial Class	7,034,857	11,774,067	6,551,448	20,407,887
MFS VIT Utilities Service Class	1,479,557	1,895,181	1,750,911	4,020,605
NB AMT Large Cap Value I Class	—	147	1,124	1,299
NB AMT Mid Cap Growth I Class	33,466	34,162	(28,179)	5,543
NB AMT Mid Cap Intrinsic Value I Class	6,199	13,487	12,794	25,919
PIMCO VIT CommodityRealReturn Strategy Advisor Class	—	(6,092)	(14,613)	(21,580)
PIMCO VIT Total Return Administrative Class	—	(66,364)	400,635	541,454
Putnam VT Global Health Care Class IB	8,865	15,933	9,551	24,611
Templeton Global Bond VIP Class 2	—	33,043	(183,363)	30,819
Wells Fargo Advantage VT Intrinsic Value Class 2	—	13,646	4,710	17,101
Wells Fargo Advantage VT Omega Growth Class 2	23,047	34,749	(30,721)	2,742
Wells Fargo Advantage VT Small Cap Growth Class 2	27,084	38,324	(41,657)	(6,650)

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class B Subaccount	ABVPSF Growth and Income Class B Subaccount	ABVPSF International Value Class B Subaccount	ABVPSF Small/Mid Cap Value Class A Subaccount	American Century VP Inflation Protection Class I Subaccount	American Century VP Inflation Protection Class II Subaccount	American Century VP International Class I Subaccount
NET ASSETS JANUARY 1, 2013	$22,112,090	$32,646,707	$175,436	$911,574	$34,415,565	$16,398,265	$27,215
Changes From Operations:
• Net investment income (loss)	(210,958)	282,272	7,310	(5,175)	51,953	48,031	955
• Net realized gain (loss) on investments	418,635	5,087,950	(3,892)	146,600	1,251,992	509,187	4,571
• Net change in unrealized appreciation or depreciation on investments	4,010,027	180,970	27,579	147,534	(1,915,287)	(1,628,128)	10,004
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,217,704	5,551,192	30,997	288,959	(611,342)	(1,070,910)	15,530
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,234,780	734,073	84	491	407,985	569,398	1,136
• Contract withdrawals & transfers to annuity reserves	(2,562,443)	(1,732,302)	(6,619)	(276,967)	(937,505)	(982,501)	(836)
• Contract transfers	(2,441,259)	(37,195,137)	(36,135)	23,430	(33,238,277)	(6,043,954)	(21,161)
	(3,768,922)	(38,193,366)	(42,670)	(253,046)	(33,767,797)	(6,457,057)	(20,861)
Annuity Reserves:
• Annuity Payments	(3,990)	(4,015)	—	—	(14,281)	(9,794)	—
• Receipt (reimbursement) of mortality guarantee adjustment	566	—	—	—	—	320	—
	(3,424)	(4,015)	—	—	(14,281)	(9,474)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,772,346)	(38,197,381)	(42,670)	(253,046)	(33,782,078)	(6,466,531)	(20,861)
TOTAL INCREASE (DECREASE) IN NET ASSETS	445,358	(32,646,189)	(11,673)	35,913	(34,393,420)	(7,537,441)	(5,331)
NET ASSETS AT DECEMBER 31, 2013	22,557,448	518	163,763	947,487	22,145	8,860,824	21,884
Changes From Operations:
• Net investment income (loss)	(229,171)	(4)	3,363	(4,204)	114	7,802	243
• Net realized gain (loss) on investments	668,608	79	(2,742)	146,281	576	160,975	8,391
• Net change in unrealized appreciation or depreciation on investments	394,017	(38)	(11,709)	(63,926)	(111)	30,198	(9,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	833,454	37	(11,088)	78,151	579	198,975	(1,284)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,065,587	381	—	1,100	1,065	30,133	1,080
• Contract withdrawals & transfers to annuity reserves	(1,616,941)	(7)	(10,579)	(51,156)	(447)	(817,525)	(1,280)
• Contract transfers	(514,709)	(929)	(16,091)	24,899	158	(309,716)	—
	(1,066,063)	(555)	(26,670)	(25,157)	776	(1,097,108)	(200)
Annuity Reserves:
• Annuity Payments	(4,080)	—	—	—	—	(9,098)	—
• Receipt (reimbursement) of mortality guarantee adjustment	608	—	—	—	—	382	—
	(3,472)	—	—	—	—	(8,716)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,069,535)	(555)	(26,670)	(25,157)	776	(1,105,824)	(200)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(236,081)	(518)	(37,758)	52,994	1,355	(906,849)	(1,484)
NET ASSETS AT DECEMBER 31, 2014	$22,321,367	$—	$126,005	$1,000,481	$23,500	$7,953,975	$20,400

See accompanying notes.

	American Funds Global Growth Class 2 Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth-Income Class 2 Subaccount	American Funds International Class 2 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	BlackRock Global Allocation V.I. Class III Subaccount
NET ASSETS JANUARY 1, 2013	$90,210,257	$583,238,426	$207,959,520	$247,593,189	$24,817,092	$11,941,611
Changes From Operations:
• Net investment income (loss)	246,177	(518,931)	797,093	886,326	33,768	1,265
• Net realized gain (loss) on investments	2,183,956	14,873,832	3,785,399	3,011,572	1,399,952	730,390
• Net change in unrealized appreciation or depreciation on investments	22,373,481	145,851,973	60,608,157	44,187,516	1,890,802	862,516
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,803,614	160,206,874	65,190,649	48,085,414	3,324,522	1,594,171
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,296,374	27,900,621	12,804,498	13,437,822	1,075,167	2,198,332
• Contract withdrawals & transfers to annuity reserves	(9,021,170)	(65,329,636)	(20,967,751)	(28,468,724)	(2,826,705)	(1,232,984)
• Contract transfers	727,688	(17,931,418)	(1,363,041)	(5,009,345)	686,064	(375,043)
	(2,997,108)	(55,360,433)	(9,526,294)	(20,040,247)	(1,065,474)	590,305
Annuity Reserves:
• Annuity Payments	(93,794)	(728,596)	(298,050)	(234,942)	(27,805)	(33,446)
• Receipt (reimbursement) of mortality guarantee adjustment	2,477	30,071	20,992	12,198	1,608	21
	(91,317)	(698,525)	(277,058)	(222,744)	(26,197)	(33,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,088,425)	(56,058,958)	(9,803,352)	(20,262,991)	(1,091,671)	556,880
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,715,189	104,147,916	55,387,297	27,822,423	2,232,851	2,151,051
NET ASSETS AT DECEMBER 31, 2013	111,925,446	687,386,342	263,346,817	275,415,612	27,049,943	14,092,662
Changes From Operations:
• Net investment income (loss)	135,411	(1,542,340)	706,534	896,429	329,959	179,615
• Net realized gain (loss) on investments	13,710,906	52,896,676	19,299,022	4,479,520	2,428,238	1,427,501
• Net change in unrealized appreciation or depreciation on investments	(12,548,861)	(2,936,296)	4,443,308	(14,860,646)	(2,475,194)	(1,490,443)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,297,456	48,418,040	24,448,864	(9,484,697)	283,003	116,673
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,374,262	26,126,567	12,861,840	12,470,515	1,034,943	2,070,152
• Contract withdrawals & transfers to annuity reserves	(9,038,134)	(60,774,706)	(22,410,859)	(24,554,242)	(1,838,224)	(1,260,310)
• Contract transfers	(4,276,597)	(19,050,995)	(1,596,697)	(4,365,631)	1,117,832	236,452
	(7,940,469)	(53,699,134)	(11,145,716)	(16,449,358)	314,551	1,046,294
Annuity Reserves:
• Annuity Payments	(97,860)	(756,461)	(347,382)	(238,614)	(29,369)	(14,383)
• Receipt (reimbursement) of mortality guarantee adjustment	11,197	51,210	36,171	6,494	1,742	—
	(86,663)	(705,251)	(311,211)	(232,120)	(27,627)	(14,383)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,027,132)	(54,404,385)	(11,456,927)	(16,681,478)	286,924	1,031,911
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,729,676)	(5,986,345)	12,991,937	(26,166,175)	569,927	1,148,584
NET ASSETS AT DECEMBER 31, 2014	$105,195,770	$681,399,997	$276,338,754	$249,249,437	$27,619,870	$15,241,246

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP Diversified Income Service Class Subaccount	Delaware VIP Emerging Markets Service Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP High Yield Service Class Subaccount	Delaware VIP Limited-Term Diversified Income Service Class Subaccount	Delaware VIP REIT Standard Class Subaccount
NET ASSETS JANUARY 1, 2013	$169,946,506	$57,506,173	$2,717,661	$45,053,156	$9,829,773	$2,467,126	$128,283,368
Changes From Operations:
• Net investment income (loss)	2,268,668	611,579	8,577	2,890,408	617,269	1,516	737,386
• Net realized gain (loss) on investments	4,423,166	944,409	28,316	765,775	115,398	(7,639)	(236,557)
• Net change in unrealized appreciation or depreciation on investments	(10,548,481)	(2,998,226)	183,449	(143,916)	62,567	(57,533)	1,455,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,856,647)	(1,442,238)	220,342	3,512,267	795,234	(63,656)	1,956,288
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,952,913	5,342,885	7,995	1,490,313	1,679,306	5,336	3,743,179
• Contract withdrawals & transfers to annuity reserves	(17,574,147)	(5,754,638)	(286,941)	(5,408,163)	(1,411,093)	(204,402)	(13,800,452)
• Contract transfers	(22,838,058)	(2,780,753)	(52,238)	723,936	646,874	230,628	(7,755,894)
	(34,459,292)	(3,192,506)	(331,184)	(3,193,914)	915,087	31,562	(17,813,167)
Annuity Reserves:
• Annuity Payments	(300,903)	(22,712)	(1,615)	(40,596)	—	—	(106,900)
• Receipt (reimbursement) of mortality guarantee adjustment	7,716	456	18	1,771	—	—	(8,120)
	(293,187)	(22,256)	(1,597)	(38,825)	—	—	(115,020)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(34,752,479)	(3,214,762)	(332,781)	(3,232,739)	915,087	31,562	(17,928,187)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,609,126)	(4,657,000)	(112,439)	279,528	1,710,321	(32,094)	(15,971,899)
NET ASSETS AT DECEMBER 31, 2013	131,337,380	52,849,173	2,605,222	45,332,684	11,540,094	2,435,032	112,311,469
Changes From Operations:
• Net investment income (loss)	1,607,489	498,566	(18,969)	2,655,792	674,170	3,247	441,588
• Net realized gain (loss) on investments	1,162,449	182,904	41,530	1,037,666	229,801	(3,044)	863,451
• Net change in unrealized appreciation or depreciation on investments	2,674,444	1,336,598	(252,678)	(4,231,735)	(1,119,049)	5,856	29,780,905
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,444,382	2,018,068	(230,117)	(538,277)	(215,078)	6,059	31,085,944
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,666,045	4,428,873	3,035	1,232,763	1,846,163	6,986	3,150,296
• Contract withdrawals & transfers to annuity reserves	(13,182,893)	(5,090,192)	(162,284)	(4,567,979)	(1,050,195)	(310,484)	(12,497,454)
• Contract transfers	(3,304,864)	(1,378,954)	24,411	1,578,221	133,706	320,194	6,555,602
	(11,821,712)	(2,040,273)	(134,838)	(1,756,995)	929,674	16,696	(2,791,556)
Annuity Reserves:
• Annuity Payments	(276,126)	(17,388)	(1,621)	(47,761)	—	—	(109,639)
• Receipt (reimbursement) of mortality guarantee adjustment	28,404	514	9	15,672	—	—	5,533
	(247,722)	(16,874)	(1,612)	(32,089)	—	—	(104,106)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,069,434)	(2,057,147)	(136,450)	(1,789,084)	929,674	16,696	(2,895,662)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,625,052)	(39,079)	(366,567)	(2,327,361)	714,596	22,755	28,190,282
NET ASSETS AT DECEMBER 31, 2014	$124,712,328	$52,810,094	$2,238,655	$43,005,323	$12,254,690	$2,457,787	$140,501,751

See accompanying notes.

	Delaware VIP REIT Service Class Subaccount	Delaware VIP Small Cap Value Service Class Subaccount	Delaware VIP Smid Cap Growth Standard Class Subaccount	Delaware VIP Smid Cap Growth Service Class Subaccount	Delaware VIP U.S. Growth Service Class Subaccount	Delaware VIP Value Standard Class Subaccount
NET ASSETS JANUARY 1, 2013	$17,742,234	$212,802,215	$216,606,300	$12,652,326	$111,847	$124,842,119
Changes From Operations:
• Net investment income (loss)	57,312	(1,165,764)	(2,415,987)	(155,222)	(1,645)	1,142,405
• Net realized gain (loss) on investments	103,204	18,331,034	20,010,957	1,071,432	7,816	2,969,248
• Net change in unrealized appreciation or depreciation on investments	(25,406)	48,026,424	65,126,709	4,261,539	35,078	35,999,097
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	135,110	65,191,694	82,721,679	5,177,749	41,249	40,110,750
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,101,962	9,655,302	5,601,403	2,186,021	184	4,424,902
• Contract withdrawals & transfers to annuity reserves	(1,878,907)	(24,306,597)	(23,339,192)	(1,501,059)	(8,666)	(14,392,734)
• Contract transfers	(326,428)	(3,101,794)	(368,685)	426,223	31,001	8,258,822
	(103,373)	(17,753,089)	(18,106,474)	1,111,185	22,519	(1,709,010)
Annuity Reserves:
• Annuity Payments	—	(187,333)	(110,545)	—	—	(245,004)
• Receipt (reimbursement) of mortality guarantee adjustment	—	7,169	8,905	—	—	16,029
	—	(180,164)	(101,640)	—	—	(228,975)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(103,373)	(17,933,253)	(18,208,114)	1,111,185	22,519	(1,937,985)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,737	47,258,441	64,513,565	6,288,934	63,768	38,172,765
NET ASSETS AT DECEMBER 31, 2013	17,773,971	260,060,656	281,119,865	18,941,260	175,615	163,014,884
Changes From Operations:
• Net investment income (loss)	23,793	(1,692,979)	(2,352,089)	(177,453)	(2,377)	1,151,115
• Net realized gain (loss) on investments	146,526	31,418,034	34,154,490	2,260,006	23,261	5,416,980
• Net change in unrealized appreciation or depreciation on investments	4,864,337	(18,482,949)	(28,286,200)	(1,807,017)	(1,328)	13,577,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,034,656	11,242,106	3,516,201	275,536	19,556	20,145,887
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,056,483	9,131,851	5,279,569	2,342,112	252	4,306,745
• Contract withdrawals & transfers to annuity reserves	(1,763,099)	(23,521,171)	(21,747,072)	(1,535,733)	(13,378)	(15,000,945)
• Contract transfers	882,677	(10,579,401)	(17,319,046)	(1,700,044)	48,975	335,430
	1,176,061	(24,968,721)	(33,786,549)	(893,665)	35,849	(10,358,770)
Annuity Reserves:
• Annuity Payments	—	(201,335)	(124,796)	—	—	(245,539)
• Receipt (reimbursement) of mortality guarantee adjustment	—	(3,571)	3,675	—	—	30,023
	—	(204,906)	(121,121)	—	—	(215,516)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,176,061	(25,173,627)	(33,907,670)	(893,665)	35,849	(10,574,286)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,210,717	(13,931,521)	(30,391,469)	(618,129)	55,405	9,571,601
NET ASSETS AT DECEMBER 31, 2014	$23,984,688	$246,129,135	$250,728,396	$18,323,131	$231,020	$172,586,485

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Value Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Alternative Asset Allocation VIP Class B Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class B Subaccount	Deutsche Small Cap Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class B Subaccount
NET ASSETS JANUARY 1, 2013	$16,418,863	$4,029,441	$1,739,589	$158,870,097	$15,999,331	$36,477,469	$6,038,270
Changes From Operations:
• Net investment income (loss)	105,721	41,766	14,157	2,510,817	224,408	526,199	76,495
• Net realized gain (loss) on investments	269,165	30,127	2,087	48,669,489	5,011,742	9,794,453	1,742,914
• Net change in unrealized appreciation or depreciation on investments	5,090,863	(88,968)	(22,007)	(24,145,857)	(2,458,331)	(3,780,836)	(765,269)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,465,749	(17,075)	(5,763)	27,034,449	2,777,819	6,539,816	1,054,140
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,449,145	247,224	492,398	2,177,991	1,285,110	557,013	266,348
• Contract withdrawals & transfers to annuity reserves	(1,905,337)	(522,164)	(229,603)	(6,254,775)	(615,636)	(1,535,268)	(296,366)
• Contract transfers	932,894	(44,995)	(56,684)	(181,613,199)	(19,446,624)	(40,378,200)	(7,059,742)
	1,476,702	(319,935)	206,111	(185,689,983)	(18,777,150)	(41,356,455)	(7,089,760)
Annuity Reserves:
• Annuity Payments	—	(3,420)	—	(87,748)	—	(58,901)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	201	—	2,778	—	10,989	—
	—	(3,219)	—	(84,970)	—	(47,912)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,476,702	(323,154)	206,111	(185,774,953)	(18,777,150)	(41,404,367)	(7,089,760)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,942,451	(340,229)	200,348	(158,740,504)	(15,999,331)	(34,864,551)	(6,035,620)
NET ASSETS AT DECEMBER 31, 2013	23,361,314	3,689,212	1,939,937	129,593	—	1,612,918	2,650
Changes From Operations:
• Net investment income (loss)	108,355	32,184	11,903	1,725	(4)	(2,824)	4
• Net realized gain (loss) on investments	631,638	36,568	18,845	8,132	11	132,073	67
• Net change in unrealized appreciation or depreciation on investments	2,292,133	17,330	8,735	6,338	70	(77,421)	(117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,032,126	86,082	39,483	16,195	77	51,828	(46)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,804,868	215,176	478,754	2,592	1,597	17,451	—
• Contract withdrawals & transfers to annuity reserves	(2,532,911)	(258,366)	(159,126)	(1,484)	(1,418)	(49,940)	—
• Contract transfers	685,644	321,414	36,824	—	1,409	(50,447)	(2,604)
	957,601	278,224	356,452	1,108	1,588	(82,936)	(2,604)
Annuity Reserves:
• Annuity Payments	—	(3,375)	—	(9,483)	—	(54,588)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	263	—	3,107	—	(5,197)	—
	—	(3,112)	—	(6,376)	—	(59,785)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	957,601	275,112	356,452	(5,268)	1,588	(142,721)	(2,604)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,989,727	361,194	395,935	10,927	1,665	(90,893)	(2,650)
NET ASSETS AT DECEMBER 31, 2014	$27,351,041	$4,050,406	$2,335,872	$140,520	$1,665	$1,522,025	$—

See accompanying notes.

	Fidelity VIP Contrafund Service Class Subaccount	Fidelity VIP Contrafund Service Class 2 Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP Growth Service Class 2 Subaccount	Fidelity VIP Mid Cap Service Class 2 Subaccount	Franklin Income VIP Class 2 Subaccount
NET ASSETS JANUARY 1, 2013	$206,577,859	$45,799,255	$60,098,130	$6,962,439	$2,621,899	$2,300,150
Changes From Operations:
• Net investment income (loss)	(119,235)	(73,934)	(522,444)	(79,337)	(25,387)	121,978
• Net realized gain (loss) on investments	3,989,876	466,751	793,403	225,958	463,047	31,125
• Net change in unrealized appreciation or depreciation on investments	54,332,839	13,234,794	19,105,680	2,344,699	391,951	126,139
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	58,203,480	13,627,611	19,376,639	2,491,320	829,611	279,242
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,119,243	6,361,657	1,727,222	1,430,409	10,988	31,500
• Contract withdrawals & transfers to annuity reserves	(22,686,543)	(5,122,123)	(5,980,808)	(748,629)	(247,939)	(231,843)
• Contract transfers	(5,929,618)	(652,333)	(1,065,063)	8,015	(217,940)	148,742
	(22,496,918)	587,201	(5,318,649)	689,795	(454,891)	(51,601)
Annuity Reserves:
• Annuity Payments	(305,488)	—	(40,701)	—	(4,604)	—
• Receipt (reimbursement) of mortality guarantee adjustment	20,889	—	5,867	—	3	—
	(284,599)	—	(34,834)	—	(4,601)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(22,781,517)	587,201	(5,353,483)	689,795	(459,492)	(51,601)
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,421,963	14,214,812	14,023,156	3,181,115	370,119	227,641
NET ASSETS AT DECEMBER 31, 2013	241,999,822	60,014,067	74,121,286	10,143,554	2,992,018	2,527,791
Changes From Operations:
• Net investment income (loss)	(402,530)	(155,232)	(727,523)	(116,387)	(33,609)	86,318
• Net realized gain (loss) on investments	11,676,898	2,467,393	2,539,106	364,335	136,716	60,115
• Net change in unrealized appreciation or depreciation on investments	13,273,636	4,024,205	5,479,000	806,504	35,190	(55,212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,548,004	6,336,366	7,290,583	1,054,452	138,297	91,221
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,947,935	6,356,019	2,107,850	1,710,192	4,574	18,945
• Contract withdrawals & transfers to annuity reserves	(21,492,520)	(5,993,733)	(7,159,225)	(897,518)	(165,807)	(216,304)
• Contract transfers	(3,774,229)	(672,969)	4,922,004	748,566	(53,287)	(179,590)
	(19,318,814)	(310,683)	(129,371)	1,561,240	(214,520)	(376,949)
Annuity Reserves:
• Annuity Payments	(325,924)	—	(48,712)	—	(2,125)	—
• Receipt (reimbursement) of mortality guarantee adjustment	8,417	—	(7,744)	—	—	—
	(317,507)	—	(56,456)	—	(2,125)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,636,321)	(310,683)	(185,827)	1,561,240	(216,645)	(376,949)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,911,683	6,025,683	7,104,756	2,615,692	(78,348)	(285,728)
NET ASSETS AT DECEMBER 31, 2014	$246,911,505	$66,039,750	$81,226,042	$12,759,246	$2,913,670	$2,242,063

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Franklin Mutual Shares VIP Class 2 Subaccount	Invesco V.I. Core Equity Series I Subaccount	Invesco V.I. International Growth Series I Subaccount	Janus Aspen Global Research Institutional Class Subaccount	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Emerging Markets RPM Service Class Subaccount
NET ASSETS JANUARY 1, 2013	$1,880,471	$33,023	$52,970	$220,292	$146,065,066	$—	$—
Changes From Operations:
• Net investment income (loss)	18,181	105	(2)	1,373	(1,013,197)	—	—
• Net realized gain (loss) on investments	78,807	1,588	403	1,690	20,048,427	—	—
• Net change in unrealized appreciation or depreciation on investments	374,998	7,609	10,758	58,035	38,098,318	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	471,986	9,302	11,159	61,098	57,133,548	—	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,014	629	76	25,513	7,669,074	—	—
• Contract withdrawals & transfers to annuity reserves	(110,533)	(13,766)	(555)	(10,525)	(18,617,906)	—	—
• Contract transfers	(190,695)	13,013	20,065	12,883	12,073,238	—	—
	(298,214)	(124)	19,586	27,871	1,124,406	—	—
Annuity Reserves:
• Annuity Payments	—	—	—	(3,158)	(63,392)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	805	1,729	—	—
	—	—	—	(2,353)	(61,663)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(298,214)	(124)	19,586	25,518	1,062,743	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	173,772	9,178	30,745	86,616	58,196,291	—	—
NET ASSETS AT DECEMBER 31, 2013	2,054,243	42,201	83,715	306,908	204,261,357	—	—
Changes From Operations:
• Net investment income (loss)	16,235	(118)	139	1,658	(1,585,141)	4,685	550
• Net realized gain (loss) on investments	91,538	1,207	11,195	15,498	11,658,718	(21,228)	(1,277)
• Net change in unrealized appreciation or depreciation on investments	6,900	1,745	(10,770)	3,418	(3,443,679)	(77,744)	(10,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,673	2,834	564	20,574	6,629,898	(94,287)	(11,213)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	897	—	48	26,494	7,880,783	13,977	30,269
• Contract withdrawals & transfers to annuity reserves	(122,367)	(1,554)	(24,221)	(4,437)	(16,945,704)	(360)	(11)
• Contract transfers	(125,249)	(1,068)	4,156	(18,314)	(12,671,234)	633,710	81,870
	(246,719)	(2,622)	(20,017)	3,743	(21,736,155)	647,327	112,128
Annuity Reserves:
• Annuity Payments	—	—	—	(3,495)	(69,231)	(751)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	868	3,261	115	—
	—	—	—	(2,627)	(65,970)	(636)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(246,719)	(2,622)	(20,017)	1,116	(21,802,125)	646,691	112,128
TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,046)	212	(19,453)	21,690	(15,172,227)	552,404	100,915
NET ASSETS AT DECEMBER 31, 2014	$1,922,197	$42,413	$64,262	$328,598	$189,089,130	$552,404	$100,915
See accompanying notes.

	LVIP BlackRock Equity Dividend RPM Standard Class Subaccount	LVIP BlackRock Equity Dividend RPM Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Service Class Subaccount	LVIP Capital Growth Service Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount
NET ASSETS JANUARY 1, 2013	$295,268,330	$7,239,701	$1,407,458	$218,380	$41,376	$10,518,619
Changes From Operations:
• Net investment income (loss)	1,296,895	17,280	(25,285)	(18,577)	(460)	(110,250)
• Net realized gain (loss) on investments	1,760,885	108,116	147,932	90,001	737	473,295
• Net change in unrealized appreciation or depreciation on investments	44,411,006	1,048,699	(2,361,065)	(515,420)	13,558	(144,260)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,468,786	1,174,095	(2,238,418)	(443,996)	13,835	218,785
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,681,289	795,325	694,934	805,548	2,367	468,986
• Contract withdrawals & transfers to annuity reserves	(30,769,172)	(1,096,946)	(2,026,344)	(402,923)	—	(1,107,556)
• Contract transfers	(9,524,950)	(147,576)	25,164,415	5,181,462	(3,985)	443,051
	(33,612,833)	(449,197)	23,833,005	5,584,087	(1,618)	(195,519)
Annuity Reserves:
• Annuity Payments	(324,028)	—	(21,184)	—	—	(10,810)
• Receipt (reimbursement) of mortality guarantee adjustment	(8,460)	—	1,523	—	—	772
	(332,488)	—	(19,661)	—	—	(10,038)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(33,945,321)	(449,197)	23,813,344	5,584,087	(1,618)	(205,557)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,523,465	724,898	21,574,926	5,140,091	12,217	13,228
NET ASSETS AT DECEMBER 31, 2013	308,791,795	7,964,599	22,982,384	5,358,471	53,593	10,531,847
Changes From Operations:
• Net investment income (loss)	1,167,617	16,559	88,468	1,237	(360)	220,717
• Net realized gain (loss) on investments	3,913,344	131,494	(392,025)	(41,203)	8,415	291,681
• Net change in unrealized appreciation or depreciation on investments	1,894,899	29,430	790,806	130,722	(3,931)	848,703
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,975,860	177,483	487,249	90,756	4,124	1,361,101
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,533,740	802,204	797,011	1,057,804	—	549,964
• Contract withdrawals & transfers to annuity reserves	(27,703,830)	(745,476)	(2,681,990)	(422,487)	(13,533)	(888,018)
• Contract transfers	(7,911,192)	(172,346)	(1,163,892)	(201,475)	(10,892)	1,526,104
	(29,081,282)	(115,618)	(3,048,871)	433,842	(24,425)	1,188,050
Annuity Reserves:
• Annuity Payments	(317,015)	—	(30,038)	—	—	(8,891)
• Receipt (reimbursement) of mortality guarantee adjustment	(9,653)	—	5,423	—	—	820
	(326,668)	—	(24,615)	—	—	(8,071)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,407,950)	(115,618)	(3,073,486)	433,842	(24,425)	1,179,979
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,432,090)	61,865	(2,586,237)	524,598	(20,301)	2,541,080
NET ASSETS AT DECEMBER 31, 2014	$286,359,705	$8,026,464	$20,396,147	$5,883,069	$33,292	$13,072,927

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Clarion Global Real Estate Service Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Service Class Subaccount	LVIP Delaware Bond Standard Class Subaccount	LVIP Delaware Bond Service Class Subaccount	LVIP Delaware Diversified Floating Rate Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount
NET ASSETS JANUARY 1, 2013	$4,128,013	$—	$280,540	$320,143,014	$28,144,745	$1,280,221	$119,140,883
Changes From Operations:
• Net investment income (loss)	(47,762)	—	(3,351)	1,847,724	103,922	(4,431)	635,971
• Net realized gain (loss) on investments	133,874	—	9,910	8,069,277	456,984	2,100	1,893,723
• Net change in unrealized appreciation or depreciation on investments	(18,650)	—	56,728	(19,913,270)	(1,571,337)	(4,585)	18,849,027
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,462	—	63,287	(9,996,269)	(1,010,431)	(6,916)	21,378,721
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	631,218	—	1,996	6,693,917	3,616,971	274,953	2,037,068
• Contract withdrawals & transfers to annuity reserves	(467,239)	—	(7,300)	(33,713,509)	(3,484,475)	(207,324)	(11,575,368)
• Contract transfers	136,404	—	(15,455)	(24,395,735)	(2,534,214)	3,806,635	(4,290,597)
	300,383	—	(20,759)	(51,415,327)	(2,401,718)	3,874,264	(13,828,897)
Annuity Reserves:
• Annuity Payments	—	—	—	(659,296)	—	(6,513)	(122,579)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	36,058	—	346	12,696
	—	—	—	(623,238)	—	(6,167)	(109,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	300,383	—	(20,759)	(52,038,565)	(2,401,718)	3,868,097	(13,938,780)
TOTAL INCREASE (DECREASE) IN NET ASSETS	367,845	—	42,528	(62,034,834)	(3,412,149)	3,861,181	7,439,941
NET ASSETS AT DECEMBER 31, 2013	4,495,858	—	323,068	258,108,180	24,732,596	5,141,402	126,580,824
Changes From Operations:
• Net investment income (loss)	63,660	(878)	(3,589)	2,450,953	186,600	8,165	1,529,728
• Net realized gain (loss) on investments	135,054	(137)	1,752	3,680,842	216,899	7,745	2,743,779
• Net change in unrealized appreciation or depreciation on investments	373,054	5,763	(21,614)	6,089,573	710,478	(62,984)	(247,301)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	571,768	4,748	(23,451)	12,221,368	1,113,977	(47,074)	4,026,206
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	628,201	1,749	5,945	5,703,440	3,113,220	273,232	2,024,086
• Contract withdrawals & transfers to annuity reserves	(431,096)	(9)	(5,170)	(23,111,058)	(2,623,335)	(529,810)	(10,626,243)
• Contract transfers	140,205	231,066	80,958	(6,306,250)	(543,920)	1,389,128	(3,455,897)
	337,310	232,806	81,733	(23,713,868)	(54,035)	1,132,550	(12,058,054)
Annuity Reserves:
• Annuity Payments	—	—	—	(616,758)	—	(5,869)	(111,484)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	60,193	—	256	9,642
	—	—	—	(556,565)	—	(5,613)	(101,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	337,310	232,806	81,733	(24,270,433)	(54,035)	1,126,937	(12,159,896)
TOTAL INCREASE (DECREASE) IN NET ASSETS	909,078	237,554	58,282	(12,049,065)	1,059,942	1,079,863	(8,133,690)
NET ASSETS AT DECEMBER 31, 2014	$5,404,936	$237,554	$381,350	$246,059,115	$25,792,538	$6,221,265	$118,447,134

See accompanying notes.

	LVIP Delaware Foundation Aggressive Allocation Service Class Subaccount	LVIP Delaware Foundation Conservative Allocation Standard Class Subaccount	LVIP Delaware Foundation Conservative Allocation Service Class Subaccount	LVIP Delaware Foundation Moderate Allocation Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Service Class Subaccount	LVIP Delaware Growth and Income Standard Class Subaccount
NET ASSETS JANUARY 1, 2013	$4,152,603	$256,683,780	$5,442,315	$3,520,946	$2,664,576	$904,929,778
Changes From Operations:
• Net investment income (loss)	25,646	2,699,997	53,557	53,600	38,799	7,190,803
• Net realized gain (loss) on investments	60,467	5,337,219	132,708	183,525	109,910	51,688,671
• Net change in unrealized appreciation or depreciation on investments	777,459	11,827,520	246,168	320,012	325,403	215,804,315
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	863,572	19,864,736	432,433	557,137	474,112	274,683,789
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,438,498	4,196,330	1,106,738	461,248	1,923,367	14,747,149
• Contract withdrawals & transfers to annuity reserves	(621,628)	(24,008,986)	(930,021)	(621,034)	(333,435)	(93,076,620)
• Contract transfers	254,310	(8,905,187)	(173,088)	1,689,153	505,402	(23,533,216)
	1,071,180	(28,717,843)	3,629	1,529,367	2,095,334	(101,862,687)
Annuity Reserves:
• Annuity Payments	—	(232,871)	—	(2,436)	—	(2,874,923)
• Receipt (reimbursement) of mortality guarantee adjustment	—	193	—	339	—	105,914
	—	(232,678)	—	(2,097)	—	(2,769,009)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,071,180	(28,950,521)	3,629	1,527,270	2,095,334	(104,631,696)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,934,752	(9,085,785)	436,062	2,084,407	2,569,446	170,052,093
NET ASSETS AT DECEMBER 31, 2013	6,087,355	247,597,995	5,878,377	5,605,353	5,234,022	1,074,981,871
Changes From Operations:
• Net investment income (loss)	90,367	3,781,346	97,036	56,191	64,970	9,889,116
• Net realized gain (loss) on investments	62,564	12,413,510	309,267	398,125	301,950	93,187,715
• Net change in unrealized appreciation or depreciation on investments	44,936	(6,901,531)	(196,230)	(230,163)	(169,487)	18,882,034
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	197,867	9,293,325	210,073	224,153	197,433	121,958,865
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,041,687	3,543,372	1,192,941	130,656	2,544,676	14,129,904
• Contract withdrawals & transfers to annuity reserves	(635,392)	(22,792,623)	(574,309)	(792,718)	(473,753)	(96,117,962)
• Contract transfers	101,831	(4,343,890)	(105,133)	597,402	31,442	(24,715,143)
	1,508,126	(23,593,141)	513,499	(64,660)	2,102,365	(106,703,201)
Annuity Reserves:
• Annuity Payments	—	(205,798)	—	(2,550)	—	(2,842,702)
• Receipt (reimbursement) of mortality guarantee adjustment	—	(57,222)	—	323	—	(230,319)
	—	(263,020)	—	(2,227)	—	(3,073,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,508,126	(23,856,161)	513,499	(66,887)	2,102,365	(109,776,222)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,705,993	(14,562,836)	723,572	157,266	2,299,798	12,182,643
NET ASSETS AT DECEMBER 31, 2014	$7,793,348	$233,035,159	$6,601,949	$5,762,619	$7,533,820	$1,087,164,514

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Delaware Growth and Income Service Class Subaccount	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Delaware Social Awareness Service Class Subaccount	LVIP Delaware Special Opportunities Standard Class Subaccount	LVIP Delaware Special Opportunities Service Class Subaccount	LVIP Global Income Standard Class Subaccount	LVIP Global Income Service Class Subaccount
NET ASSETS JANUARY 1, 2013	$4,980,773	$477,910,579	$12,470,804	$401,238,412	$23,574,052	$8,637,323	$3,869,096
Changes From Operations:
• Net investment income (loss)	26,112	1,289,514	(5,189)	546,032	(51,469)	(64,111)	(33,447)
• Net realized gain (loss) on investments	311,421	23,604,004	508,932	48,375,193	2,517,305	(23,265)	1,136
• Net change in unrealized appreciation or depreciation on investments	1,183,070	131,463,718	3,782,801	75,011,186	5,136,115	(259,490)	(131,348)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,520,603	156,357,236	4,286,544	123,932,411	7,601,951	(346,866)	(163,659)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	780,490	9,144,453	1,931,401	7,371,525	3,073,354	334,644	490,665
• Contract withdrawals & transfers to annuity reserves	(781,318)	(50,827,821)	(1,557,344)	(42,390,229)	(2,766,627)	(1,034,663)	(364,663)
• Contract transfers	(125,306)	(10,913,577)	105,755	(7,096,168)	129,041	(15,634)	282,266
	(126,134)	(52,596,945)	479,812	(42,114,872)	435,768	(715,653)	408,268
Annuity Reserves:
• Annuity Payments	—	(252,638)	—	(418,340)	—	(8,264)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	11,940	—	15,193	—	1,402	—
	—	(240,698)	—	(403,147)	—	(6,862)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(126,134)	(52,837,643)	479,812	(42,518,019)	435,768	(722,515)	408,268
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,394,469	103,519,593	4,766,356	81,414,392	8,037,719	(1,069,381)	244,609
NET ASSETS AT DECEMBER 31, 2013	6,375,242	581,430,172	17,237,160	482,652,804	31,611,771	7,567,942	4,113,705
Changes From Operations:
• Net investment income (loss)	49,832	2,968,376	45,239	1,364,176	842	(31,799)	(33,691)
• Net realized gain (loss) on investments	514,323	49,166,421	1,329,852	36,073,111	1,801,995	11,559	7,210
• Net change in unrealized appreciation or depreciation on investments	211,239	25,319,891	1,041,935	(7,001,400)	143,542	89,115	47,858
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	775,394	77,454,688	2,417,026	30,435,887	1,946,379	68,875	21,377
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	887,762	9,277,032	2,191,314	7,732,849	3,266,062	263,439	478,167
• Contract withdrawals & transfers to annuity reserves	(597,459)	(51,036,684)	(1,654,311)	(41,078,078)	(2,992,580)	(761,001)	(304,800)
• Contract transfers	128,375	(10,644,254)	247,895	(13,899,428)	(200,687)	(48,422)	277,245
	418,678	(52,403,906)	784,898	(47,244,657)	72,795	(545,984)	450,612
Annuity Reserves:
• Annuity Payments	—	(274,548)	—	(403,648)	—	(7,973)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	(12,008)	—	42,091	—	1,642	—
	—	(286,556)	—	(361,557)	—	(6,331)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	418,678	(52,690,462)	784,898	(47,606,214)	72,795	(552,315)	450,612
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,194,072	24,764,226	3,201,924	(17,170,327)	2,019,174	(483,440)	471,989
NET ASSETS AT DECEMBER 31, 2014	$7,569,314	$606,194,398	$20,439,084	$465,482,477	$33,630,945	$7,084,502	$4,585,694

See accompanying notes.

	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Service Class Subaccount	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2010 Service Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Service Class Subaccount
NET ASSETS JANUARY 1, 2013	$—	$212,324	$3,885,665	$1,567,762	$11,176,392	$9,026,552
Changes From Operations:
• Net investment income (loss)	—	(1,516)	6,994	1,769	46,864	21,821
• Net realized gain (loss) on investments	—	26,959	185,007	37,125	409,335	162,861
• Net change in unrealized appreciation or depreciation on investments	—	6,393	83,805	85,656	696,457	756,061
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	31,836	275,806	124,550	1,152,656	940,743
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	8	90,872	374,675	672,822	2,496,610
• Contract withdrawals & transfers to annuity reserves	—	(8,108)	(734,862)	(264,173)	(1,909,880)	(1,397,782)
• Contract transfers	—	(115,086)	(106,352)	4,173	1,625,121	254,787
	—	(123,186)	(750,342)	114,675	388,063	1,353,615
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(123,186)	(750,342)	114,675	388,063	1,353,615
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(91,350)	(474,536)	239,225	1,540,719	2,294,358
NET ASSETS AT DECEMBER 31, 2013	—	120,974	3,411,129	1,806,987	12,717,111	11,320,910
Changes From Operations:
• Net investment income (loss)	4,041	(378)	27,441	9,875	118,119	92,738
• Net realized gain (loss) on investments	(477)	1,897	129,857	68,928	505,827	203,031
• Net change in unrealized appreciation or depreciation on investments	21,769	10,873	(37,897)	(17,835)	(179,219)	73,934
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,333	12,392	119,401	60,968	444,727	369,703
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	17,078	51,350	60,070	287,182	514,033	2,306,309
• Contract withdrawals & transfers to annuity reserves	(2,162)	(6,819)	(567,247)	(326,407)	(1,117,792)	(1,388,650)
• Contract transfers	927,246	88,367	191,158	(142,081)	367,196	108,333
	942,162	132,898	(316,019)	(181,306)	(236,563)	1,025,992
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	942,162	132,898	(316,019)	(181,306)	(236,563)	1,025,992
TOTAL INCREASE (DECREASE) IN NET ASSETS	967,495	145,290	(196,618)	(120,338)	208,164	1,395,695
NET ASSETS AT DECEMBER 31, 2014	$967,495	$266,264	$3,214,511	$1,686,649	$12,925,275	$12,716,605

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Managed Risk Profile 2030 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Service Class Subaccount	LVIP Managed Risk Profile 2040 Standard Class Subaccount	LVIP Managed Risk Profile 2040 Service Class Subaccount	LVIP Managed Risk Profile 2050 Standard Class Subaccount	LVIP Managed Risk Profile 2050 Service Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount
NET ASSETS JANUARY 1, 2013	$6,170,018	$9,955,688	$2,122,649	$9,372,624	$106,058	$416,659	$23,398,077
Changes From Operations:
• Net investment income (loss)	29,002	18,836	6,773	15,733	1,793	5,132	163,404
• Net realized gain (loss) on investments	194,255	151,823	65,901	116,390	12,100	6,302	1,317,924
• Net change in unrealized appreciation or depreciation on investments	580,292	1,168,719	261,635	1,431,007	13,309	133,062	416,534
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	803,549	1,339,378	334,309	1,563,130	27,202	144,496	1,897,862
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	437,101	3,328,859	141,129	3,492,756	22,121	976,562	936,792
• Contract withdrawals & transfers to annuity reserves	(873,508)	(1,462,033)	(285,317)	(1,536,279)	(111,029)	(133,274)	(4,669,496)
• Contract transfers	986,199	(88,586)	211,480	194,994	255,100	48,373	(544,951)
	549,792	1,778,240	67,292	2,151,471	166,192	891,661	(4,277,655)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(8,717)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—	699
	—	—	—	—	—	—	(8,018)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	549,792	1,778,240	67,292	2,151,471	166,192	891,661	(4,285,673)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,353,341	3,117,618	401,601	3,714,601	193,394	1,036,157	(2,387,811)
NET ASSETS AT DECEMBER 31, 2013	7,523,359	13,073,306	2,524,250	13,087,225	299,452	1,452,816	21,010,266
Changes From Operations:
• Net investment income (loss)	102,492	148,216	35,393	181,859	2,206	28,240	207,229
• Net realized gain (loss) on investments	157,477	146,181	60,370	149,157	43,399	357,541	791,923
• Net change in unrealized appreciation or depreciation on investments	(2,610)	98,207	(30,342)	(25,105)	(37,626)	(356,231)	(54,060)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	257,359	392,604	65,421	305,911	7,979	29,550	945,092
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	492,592	3,761,664	167,292	4,542,652	25,887	1,699,706	559,260
• Contract withdrawals & transfers to annuity reserves	(288,523)	(1,370,488)	(217,916)	(1,496,683)	(22,970)	(254,626)	(2,482,017)
• Contract transfers	1,055,152	367,031	238,095	(31,651)	(17,217)	147,593	1,355,940
	1,259,221	2,758,207	187,471	3,014,318	(14,300)	1,592,673	(566,817)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(8,902)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—	815
	—	—	—	—	—	—	(8,087)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,259,221	2,758,207	187,471	3,014,318	(14,300)	1,592,673	(574,904)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,516,580	3,150,811	252,892	3,320,229	(6,321)	1,622,223	370,188
NET ASSETS AT DECEMBER 31, 2014	$9,039,939	$16,224,117	$2,777,142	$16,407,454	$293,131	$3,075,039	$21,380,454

See accompanying notes.

	LVIP Managed Risk Profile Conservative Service Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Growth Service Class Subaccount	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP Managed Risk Profile Moderate Service Class Subaccount	LVIP MFS International Growth Service Class Subaccount
NET ASSETS JANUARY 1, 2013	$18,138,246	$27,604,350	$41,229,988	$42,523,278	$47,603,181	$474,837
Changes From Operations:
• Net investment income (loss)	130,526	170,742	203,369	241,249	243,874	(2,803)
• Net realized gain (loss) on investments	661,236	570,729	386,797	1,370,162	583,071	11,763
• Net change in unrealized appreciation or depreciation on investments	719,926	2,470,301	4,424,474	2,655,912	4,214,868	48,399
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,511,688	3,211,772	5,014,640	4,267,323	5,041,813	57,359
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,951,398	1,522,734	5,632,823	1,401,992	7,060,736	48,078
• Contract withdrawals & transfers to annuity reserves	(2,562,194)	(3,755,291)	(3,904,694)	(7,880,292)	(5,519,051)	(32,737)
• Contract transfers	(189,409)	(1,704,850)	(1,195,760)	133,341	(21,062)	7,050
	199,795	(3,937,407)	532,369	(6,344,959)	1,520,623	22,391
Annuity Reserves:
• Annuity Payments	(2,438)	(1,749)	—	(47,914)	(1,510)	—
• Receipt (reimbursement) of mortality guarantee adjustment	46	183	—	1,868	87	—
	(2,392)	(1,566)	—	(46,046)	(1,423)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	197,403	(3,938,973)	532,369	(6,391,005)	1,519,200	22,391
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,709,091	(727,201)	5,547,009	(2,123,682)	6,561,013	79,750
NET ASSETS AT DECEMBER 31, 2013	19,847,337	26,877,149	46,776,997	40,399,596	54,164,194	554,587
Changes From Operations:
• Net investment income (loss)	148,474	251,901	354,621	352,017	365,478	(2,003)
• Net realized gain (loss) on investments	622,328	571,128	754,291	1,023,794	834,995	11,845
• Net change in unrealized appreciation or depreciation on investments	91,779	(215,702)	(117,409)	(167,590)	302,500	(51,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	862,581	607,327	991,503	1,208,221	1,502,973	(41,445)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,605,860	1,199,357	5,523,560	1,161,681	6,672,662	96
• Contract withdrawals & transfers to annuity reserves	(2,645,423)	(2,841,851)	(5,060,566)	(4,392,517)	(5,344,646)	(34,230)
• Contract transfers	(1,917)	(606,925)	(935,846)	1,180,647	(1,081,823)	106,586
	(41,480)	(2,249,419)	(472,852)	(2,050,189)	246,193	72,452
Annuity Reserves:
• Annuity Payments	(36,810)	(1,798)	—	(49,168)	(1,545)	—
• Receipt (reimbursement) of mortality guarantee adjustment	84,137	173	—	2,522	115	—
	47,327	(1,625)	—	(46,646)	(1,430)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,847	(2,251,044)	(472,852)	(2,096,835)	244,763	72,452
TOTAL INCREASE (DECREASE) IN NET ASSETS	868,428	(1,643,717)	518,651	(888,614)	1,747,736	31,007
NET ASSETS AT DECEMBER 31, 2014	$20,715,765	$25,233,432	$47,295,648	$39,510,982	$55,911,930	$585,594

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP MFS Value Service Class Subaccount	LVIP Mid-Cap Value Service Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP Mondrian International Value Service Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP Money Market Service Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount
NET ASSETS JANUARY 1, 2013	$1,957,803	$301,661	$228,649,047	$15,091,748	$61,630,256	$7,254,520	$6,187,764
Changes From Operations:
• Net investment income (loss)	6,886	(3,054)	3,410,110	216,556	(564,987)	(72,900)	34,019
• Net realized gain (loss) on investments	159,639	30,622	4,232,745	(49,207)	—	—	34,715
• Net change in unrealized appreciation or depreciation on investments	457,572	65,460	36,761,412	2,917,354	—	—	(264,363)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	624,097	93,028	44,404,267	3,084,703	(564,987)	(72,900)	(195,629)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,600	4,115	5,351,455	1,968,658	2,239,842	1,301,334	145,901
• Contract withdrawals & transfers to annuity reserves	(250,525)	(86,726)	(22,840,111)	(1,779,648)	(11,185,426)	(1,552,012)	(678,237)
• Contract transfers	22,840	39,930	(6,466,833)	(34,736)	2,972,663	239,546	(1,132,806)
	(221,085)	(42,681)	(23,955,489)	154,274	(5,972,921)	(11,132)	(1,665,142)
Annuity Reserves:
• Annuity Payments	—	—	(128,272)	—	(33,627)	—	(6,588)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	11,274	—	2,451	—	267
	—	—	(116,998)	—	(31,176)	—	(6,321)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(221,085)	(42,681)	(24,072,487)	154,274	(6,004,097)	(11,132)	(1,671,463)
TOTAL INCREASE (DECREASE) IN NET ASSETS	403,012	50,347	20,331,780	3,238,977	(6,569,084)	(84,032)	(1,867,092)
NET ASSETS AT DECEMBER 31, 2013	2,360,815	352,008	248,980,827	18,330,725	55,061,172	7,170,488	4,320,672
Changes From Operations:
• Net investment income (loss)	22,936	(3,587)	6,824,118	528,326	(497,915)	(74,461)	49,224
• Net realized gain (loss) on investments	92,435	22,133	5,908,026	70,272	—	—	17,867
• Net change in unrealized appreciation or depreciation on investments	86,746	3,910	(20,375,003)	(1,326,066)	—	—	155,909
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	202,117	22,456	(7,642,859)	(727,468)	(497,915)	(74,461)	223,000
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	21,445	116	5,430,382	2,263,989	1,759,207	1,067,135	135,604
• Contract withdrawals & transfers to annuity reserves	(108,372)	(33,594)	(22,410,214)	(1,583,584)	(10,390,704)	(956,892)	(689,065)
• Contract transfers	(116,472)	1,921	(4,330,599)	(15,130)	1,799,537	588,839	1,531,686
	(203,399)	(31,557)	(21,310,431)	665,275	(6,831,960)	699,082	978,225
Annuity Reserves:
• Annuity Payments	—	—	(118,925)	—	(38,210)	—	(6,369)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	12,347	—	2,207	—	252
	—	—	(106,578)	—	(36,003)	—	(6,117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(203,399)	(31,557)	(21,417,009)	665,275	(6,867,963)	699,082	972,108
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,282)	(9,101)	(29,059,868)	(62,193)	(7,365,878)	624,621	1,195,108
NET ASSETS AT DECEMBER 31, 2014	$2,359,533	$342,907	$219,920,959	$18,268,532	$47,695,294	$7,795,109	$5,515,780
See accompanying notes.

	LVIP SSgA Bond Index Service Class Subaccount	LVIP SSgA Developed International 150 Service Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Service Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Service Class Subaccount
NET ASSETS JANUARY 1, 2013	$1,802,673	$84,813	$25,226,202	$5,532,684	$10,356,862	$17,094,709
Changes From Operations:
• Net investment income (loss)	10,038	971	271,092	72,469	85,134	137,109
• Net realized gain (loss) on investments	12,880	2,055	(713,996)	(103,396)	84,238	233,318
• Net change in unrealized appreciation or depreciation on investments	(89,088)	10,593	(612,603)	(162,300)	638,966	1,043,969
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(66,170)	13,619	(1,055,507)	(193,227)	808,338	1,414,396
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	287,903	5,395	1,203,554	1,408,125	599,050	2,188,325
• Contract withdrawals & transfers to annuity reserves	(264,388)	(3,174)	(2,395,102)	(655,856)	(1,207,846)	(1,601,495)
• Contract transfers	(153,562)	(20,304)	(1,012,434)	381,626	(1,384,218)	(1,144,361)
	(130,047)	(18,083)	(2,203,982)	1,133,895	(1,993,014)	(557,531)
Annuity Reserves:
• Annuity Payments	—	—	(13,030)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	426	—	—	—
	—	—	(12,604)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(130,047)	(18,083)	(2,216,586)	1,133,895	(1,993,014)	(557,531)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(196,217)	(4,464)	(3,272,093)	940,668	(1,184,676)	856,865
NET ASSETS AT DECEMBER 31, 2013	1,606,456	80,349	21,954,109	6,473,352	9,172,186	17,951,574
Changes From Operations:
• Net investment income (loss)	12,620	1,459	435,826	130,720	98,529	172,886
• Net realized gain (loss) on investments	3,940	8,973	(425,967)	(54,590)	130,964	214,996
• Net change in unrealized appreciation or depreciation on investments	57,514	(10,867)	(1,018,955)	(398,354)	40,863	75,334
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,074	(435)	(1,009,096)	(322,224)	270,356	463,216
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	253,785	—	1,098,697	1,404,182	483,049	1,688,233
• Contract withdrawals & transfers to annuity reserves	(251,225)	(3,079)	(1,683,282)	(487,092)	(902,867)	(1,319,030)
• Contract transfers	283,419	1,183	1,074,704	163,736	(594,103)	(749,894)
	285,979	(1,896)	490,119	1,080,826	(1,013,921)	(380,691)
Annuity Reserves:
• Annuity Payments	—	—	(11,567)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	372	—	—	—
	—	—	(11,195)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	285,979	(1,896)	478,924	1,080,826	(1,013,921)	(380,691)
TOTAL INCREASE (DECREASE) IN NET ASSETS	360,053	(2,331)	(530,172)	758,602	(743,565)	82,525
NET ASSETS AT DECEMBER 31, 2014	$1,966,509	$78,018	$21,423,937	$7,231,954	$8,428,621	$18,034,099

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA International Index Service Class Subaccount	LVIP SSgA Large Cap 100 Service Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA S&P 500 Index Service Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Service Class Subaccount
NET ASSETS JANUARY 1, 2013	$1,745,605	$750,747	$72,886	$13,106,644	$4,106,089	$6,321,743	$2,862,921
Changes From Operations:
• Net investment income (loss)	17,282	6,124	2,026	2,754,658	281,109	38,422	(26,201)
• Net realized gain (loss) on investments	61,870	31,577	12,577	1,219,206	167,044	866,219	286,187
• Net change in unrealized appreciation or depreciation on investments	304,039	183,884	22,380	33,858,760	5,183,491	7,794,711	1,953,634
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	383,191	221,585	36,983	37,832,624	5,631,644	8,699,352	2,213,620
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	86,665	203,143	4,531	6,352,552	4,472,006	857,161	779,018
• Contract withdrawals & transfers to annuity reserves	(337,194)	(155,840)	(5,935)	(22,641,393)	(3,306,789)	(4,096,296)	(868,883)
• Contract transfers	662,870	690,661	93,094	309,258,283	37,710,239	41,624,956	7,335,765
	412,341	737,964	91,690	292,969,442	38,875,456	38,385,821	7,245,900
Annuity Reserves:
• Annuity Payments	(640)	—	(4,705)	(257,015)	(400)	(8,288)	—
• Receipt (reimbursement) of mortality guarantee adjustment	89	—	12	10,763	18	249	—
	(551)	—	(4,693)	(246,252)	(382)	(8,039)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	411,790	737,964	86,997	292,723,190	38,875,074	38,377,782	7,245,900
TOTAL INCREASE (DECREASE) IN NET ASSETS	794,981	959,549	123,980	330,555,814	44,506,718	47,077,134	9,459,520
NET ASSETS AT DECEMBER 31, 2013	2,540,586	1,710,296	196,866	343,662,458	48,612,807	53,398,877	12,322,441
Changes From Operations:
• Net investment income (loss)	51,941	34,478	5,611	3,048,864	396,163	(97,224)	(50,708)
• Net realized gain (loss) on investments	78,070	7,885	26,488	7,671,456	703,717	2,608,127	586,141
• Net change in unrealized appreciation or depreciation on investments	(335,794)	(206,401)	12,344	29,253,348	4,947,440	(923,206)	(120,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(205,783)	(164,038)	44,443	39,973,668	6,047,320	1,587,697	414,921
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	108,912	315,021	129	8,142,729	6,590,609	1,298,955	1,126,965
• Contract withdrawals & transfers to annuity reserves	(182,902)	(88,679)	(7,188)	(28,855,175)	(3,745,875)	(4,801,951)	(1,186,372)
• Contract transfers	539,264	415,527	197,522	(6,742,552)	311,070	(3,879,576)	98,950
	465,274	641,869	190,463	(27,454,998)	3,155,804	(7,382,572)	39,543
Annuity Reserves:
• Annuity Payments	(667)	—	(8,009)	(395,848)	(657)	(11,208)	—
• Receipt (reimbursement) of mortality guarantee adjustment	90	—	—	18,653	29	465	—
	(577)	—	(8,009)	(377,195)	(628)	(10,743)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	464,697	641,869	182,454	(27,832,193)	3,155,176	(7,393,315)	39,543
TOTAL INCREASE (DECREASE) IN NET ASSETS	258,914	477,831	226,897	12,141,475	9,202,496	(5,805,618)	454,464
NET ASSETS AT DECEMBER 31, 2014	$2,799,500	$2,188,127	$423,763	$355,803,933	$57,815,303	$47,593,259	$12,776,905

See accompanying notes.

	LVIP SSgA Small-Mid Cap 200 Service Class Subaccount	LVIP T. Rowe Price Growth Stock Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount	LVIP Templeton Growth RPM Service Class Subaccount
NET ASSETS JANUARY 1, 2013	$580,939	$652,411	$144,897,203	$6,808,778	$—	$342,104
Changes From Operations:
• Net investment income (loss)	8,781	(6,586)	(1,631,458)	(84,109)	—	(925)
• Net realized gain (loss) on investments	77,286	57,173	5,816,863	267,596	—	29,998
• Net change in unrealized appreciation or depreciation on investments	97,052	147,346	42,428,866	2,193,712	—	16,845
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	183,119	197,933	46,614,271	2,377,199	—	45,918
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,656	7,784	3,944,913	1,393,802	—	15,612
• Contract withdrawals & transfers to annuity reserves	(16,411)	(25,993)	(16,264,653)	(774,554)	—	(43,208)
• Contract transfers	(32,057)	(159,098)	(348,305)	478,886	—	(107,462)
	(43,812)	(177,307)	(12,668,045)	1,098,134	—	(135,058)
Annuity Reserves:
• Annuity Payments	(1,447)	—	(36,728)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	35	—	4,015	—	—	—
	(1,412)	—	(32,713)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(45,224)	(177,307)	(12,700,758)	1,098,134	—	(135,058)
TOTAL INCREASE (DECREASE) IN NET ASSETS	137,895	20,626	33,913,513	3,475,333	—	(89,140)
NET ASSETS AT DECEMBER 31, 2013	718,834	673,037	178,810,716	10,284,111	—	252,964
Changes From Operations:
• Net investment income (loss)	15,881	(7,081)	(1,358,236)	(112,785)	5,823	(218)
• Net realized gain (loss) on investments	47,154	41,301	16,006,040	895,196	(131)	6,071
• Net change in unrealized appreciation or depreciation on investments	(41,573)	14,026	2,919,324	349,822	(35,375)	(15,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,462	48,246	17,567,128	1,132,233	(29,683)	(9,182)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,925	12,074	4,048,868	1,542,029	5,959	9,242
• Contract withdrawals & transfers to annuity reserves	(17,486)	(27,767)	(15,854,108)	(802,174)	(1,390)	(8,778)
• Contract transfers	52,585	(12,319)	(3,773,514)	428,081	549,178	25,462
	38,024	(28,012)	(15,578,754)	1,167,936	553,747	25,926
Annuity Reserves:
• Annuity Payments	(1,459)	—	(45,889)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	54	—	12,561	—	—	—
	(1,405)	—	(33,328)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,619	(28,012)	(15,612,082)	1,167,936	553,747	25,926
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,081	20,234	1,955,046	2,300,169	524,064	16,744
NET ASSETS AT DECEMBER 31, 2014	$776,915	$693,271	$180,765,762	$12,584,280	$524,064	$269,708

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	LVIP UBS Large Cap Growth RPM Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Service Class Subaccount	LVIP Vanguard International Equity ETF Service Class Subaccount	MFS VIT Core Equity Initial Class Subaccount	MFS VIT Total Return Initial Class Subaccount	MFS VIT Utilities Initial Class Subaccount
NET ASSETS JANUARY 1, 2013	$246,945,667	$1,907,866	$2,541,991	$1,936,559	$8,832	$1,699,843	$165,775,160
Changes From Operations:
• Net investment income (loss)	(2,564,121)	(21,021)	9,267	37,497	(1)	9,716	2,307,791
• Net realized gain (loss) on investments	6,404,761	76,365	109,601	58,016	176	49,772	7,202,983
• Net change in unrealized appreciation or depreciation on investments	52,029,347	400,356	911,876	257,892	2,698	205,162	21,198,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,869,987	455,700	1,030,744	353,405	2,873	264,650	30,709,463
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,137,750	364,322	685,434	467,772	—	36,804	4,827,134
• Contract withdrawals & transfers to annuity reserves	(24,844,754)	(292,705)	(287,340)	(293,882)	(443)	(323,378)	(17,018,347)
• Contract transfers	(8,538,620)	(83,700)	2,162,416	1,193,312	—	(56,902)	(5,309,520)
	(28,245,624)	(12,083)	2,560,510	1,367,202	(443)	(343,476)	(17,500,733)
Annuity Reserves:
• Annuity Payments	(109,810)	—	(837)	—	—	(20,003)	(253,095)
• Receipt (reimbursement) of mortality guarantee adjustment	(31,157)	—	1	—	—	4,145	16,931
	(140,967)	—	(836)	—	—	(15,858)	(236,164)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,386,591)	(12,083)	2,559,674	1,367,202	(443)	(359,334)	(17,736,897)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,483,396	443,617	3,590,418	1,720,607	2,430	(94,684)	12,972,566
NET ASSETS AT DECEMBER 31, 2013	274,429,063	2,351,483	6,132,409	3,657,166	11,262	1,605,159	178,747,726
Changes From Operations:
• Net investment income (loss)	(2,655,979)	(24,760)	71,656	42,048	(24)	10,830	2,082,372
• Net realized gain (loss) on investments	9,126,524	97,213	184,872	40,583	2,267	90,510	11,774,067
• Net change in unrealized appreciation or depreciation on investments	4,513,810	24,573	587,462	(379,532)	(1,091)	5,079	6,551,448
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,984,355	97,026	843,990	(296,901)	1,152	106,419	20,407,887
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,494,746	403,653	983,555	629,443	—	295	4,600,045
• Contract withdrawals & transfers to annuity reserves	(24,856,473)	(289,582)	(508,500)	(231,900)	(1,202)	(71,025)	(17,465,980)
• Contract transfers	(6,429,838)	55,818	2,644,984	1,138,332	(3,657)	(142,377)	2,986,328
	(25,791,565)	169,889	3,120,039	1,535,875	(4,859)	(213,107)	(9,879,607)
Annuity Reserves:
• Annuity Payments	(129,519)	—	(864)	—	—	(21,244)	(227,552)
• Receipt (reimbursement) of mortality guarantee adjustment	(3,750)	—	—	—	—	4,684	22,459
	(133,269)	—	(864)	—	—	(16,560)	(205,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,924,834)	169,889	3,119,175	1,535,875	(4,859)	(229,667)	(10,084,700)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,940,479)	266,915	3,963,165	1,238,974	(3,707)	(123,248)	10,323,187
NET ASSETS AT DECEMBER 31, 2014	$259,488,584	$2,618,398	$10,095,574	$4,896,140	$7,555	$1,481,911	$189,070,913

See accompanying notes.

	MFS VIT Utilities Service Class Subaccount	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount	NB AMT Mid Cap Intrinsic Value I Class Subaccount	PIMCO VIT Commodity RealReturn Strategy Advisor Class Subaccount	PIMCO VIT Total Return Administrative Class Subaccount
NET ASSETS JANUARY 1, 2013	$30,016,013	$26,161	$108,181,521	$156,481	$129,226	$16,821,289
Changes From Operations:
• Net investment income (loss)	372,492	198	(425,983)	(13)	693	212,234
• Net realized gain (loss) on investments	1,017,877	2,749	41,560,079	676	(8,880)	41,121
• Net change in unrealized appreciation or depreciation on investments	4,272,630	4,213	(25,912,912)	54,297	(11,512)	(852,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,662,999	7,160	15,221,184	54,960	(19,699)	(599,439)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,976,310	120	1,618,597	122	18	1,496,908
• Contract withdrawals & transfers to annuity reserves	(3,777,675)	(19,197)	(4,689,293)	(7,384)	(4,949)	(1,499,465)
• Contract transfers	(577,515)	78	(120,240,930)	5,307	(14,530)	431,241
	(378,880)	(18,999)	(123,311,626)	(1,955)	(19,461)	428,684
Annuity Reserves:
• Annuity Payments	—	—	(11,518)	—	(2,438)	(5,088)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	423
	—	—	(11,518)	—	(2,438)	(4,665)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(378,880)	(18,999)	(123,323,144)	(1,955)	(21,899)	424,019
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,284,119	(11,839)	(108,101,960)	53,005	(41,598)	(175,420)
NET ASSETS AT DECEMBER 31, 2013	35,300,132	14,322	79,561	209,486	87,628	16,645,869
Changes From Operations:
• Net investment income (loss)	374,513	28	(440)	(362)	(875)	207,183
• Net realized gain (loss) on investments	1,895,181	147	34,162	13,487	(6,092)	(66,364)
• Net change in unrealized appreciation or depreciation on investments	1,750,911	1,124	(28,179)	12,794	(14,613)	400,635
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,020,605	1,299	5,543	25,919	(21,580)	541,454
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,065,196	120	893	11,614	16	1,449,965
• Contract withdrawals & transfers to annuity reserves	(3,509,442)	(626)	(1,523)	(11,606)	(3,792)	(1,724,779)
• Contract transfers	1,058,069	—	53	3,606	22,568	681,549
	1,613,823	(506)	(577)	3,614	18,792	406,735
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(6,421)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	395
	—	—	—	—	—	(6,026)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,613,823	(506)	(577)	3,614	18,792	400,709
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,634,428	793	4,966	29,533	(2,788)	942,163
NET ASSETS AT DECEMBER 31, 2014	$40,934,560	$15,115	$84,527	$239,019	$84,840	$17,588,032

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Putnam VT Global Health Care Class IB Subaccount	Templeton Global Bond VIP Class 2 Subaccount	Wells Fargo Advantage VT Intrinsic Value Class 2 Subaccount
NET ASSETS JANUARY 1, 2013	$77,456	$5,345,180	$179,831
Changes From Operations:
• Net investment income (loss)	44	180,613	(593)
• Net realized gain (loss) on investments	7,181	151,776	2,434
• Net change in unrealized appreciation or depreciation on investments	19,937	(315,815)	48,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,162	16,574	50,416
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	141	48,449	15,264
• Contract withdrawals & transfers to annuity reserves	(20,836)	(583,489)	(6,543)
• Contract transfers	7,000	156,759	(11,256)
	(13,695)	(378,281)	(2,535)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(13,695)	(378,281)	(2,535)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,467	(361,707)	47,881
NET ASSETS AT DECEMBER 31, 2013	90,923	4,983,473	227,712
Changes From Operations:
• Net investment income (loss)	(873)	181,139	(1,255)
• Net realized gain (loss) on investments	15,933	33,043	13,646
• Net change in unrealized appreciation or depreciation on investments	9,551	(183,363)	4,710
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,611	30,819	17,101
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	37	6,762	277
• Contract withdrawals & transfers to annuity reserves	(1,014)	(388,909)	(16,130)
• Contract transfers	(553)	(234,171)	(22,314)
	(1,530)	(616,318)	(38,167)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,530)	(616,318)	(38,167)
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,081	(585,499)	(21,066)
NET ASSETS AT DECEMBER 31, 2014	$114,004	$4,397,974	$206,646

See accompanying notes.

	Wells Fargo Advantage VT Omega Growth Class 2 Subaccount	Wells Fargo Advantage VT Small Cap Growth Class 2 Subaccount
NET ASSETS JANUARY 1, 2013	$91,663	$282,742
Changes From Operations:
• Net investment income (loss)	(1,123)	(3,301)
• Net realized gain (loss) on investments	11,451	33,561
• Net change in unrealized appreciation or depreciation on investments	24,958	82,413
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,286	112,673
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	65	568
• Contract withdrawals & transfers to annuity reserves	(4,067)	(10,832)
• Contract transfers	2,296	(72,034)
	(1,706)	(82,298)
Annuity Reserves:
• Annuity Payments	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—
	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,706)	(82,298)
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,580	30,375
NET ASSETS AT DECEMBER 31, 2013	125,243	313,117
Changes From Operations:
• Net investment income (loss)	(1,286)	(3,317)
• Net realized gain (loss) on investments	34,749	38,324
• Net change in unrealized appreciation or depreciation on investments	(30,721)	(41,657)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,742	(6,650)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	74	4,146
• Contract withdrawals & transfers to annuity reserves	(40,813)	(3,228)
• Contract transfers	33,854	(11,169)
	(6,885)	(10,251)
Annuity Reserves:
• Annuity Payments	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—
	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,885)	(10,251)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,143)	(16,901)
NET ASSETS AT DECEMBER 31, 2014	$121,100	$296,216

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fifty-six mutual funds (the Funds) of eighteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class B Portfolio

ABVPSF Growth and Income Class B Portfolio**

ABVPSF International Value Class B Portfolio

ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Class I Fund

American Century VP Inflation Protection Class II Fund

American Century VP International Class I Fund

American Funds Insurance Series (American Funds):

American Funds Global Growth Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

BlackRock Global Allocation V.I. Class III Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP Diversified Income Service Class Series

Delaware VIP Emerging Markets Service Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP High Yield Service Class Series

Delaware VIP Limited-Term Diversified Income Service Class Series

Delaware VIP REIT Standard Class Series

Delaware VIP REIT Service Class Series

Delaware VIP Small Cap Value Service Class Series

Delaware VIP Smid Cap Growth Standard Class Series

Delaware VIP Smid Cap Growth Service Class Series

Delaware VIP U.S. Growth Service Class Series

Delaware VIP Value Standard Class Series

Delaware VIP Value Service Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Deutsche Alternative Asset Allocation VIP Class B Portfolio

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Class A Portfolio

Deutsche Equity 500 Index VIP Class B Portfolio

Deutsche Small Cap Index VIP Class A Portfolio

Deutsche Small Cap Index VIP Class B Portfolio**

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Service Class Portfolio

Fidelity VIP Contrafund Service Class 2 Portfolio

Fidelity VIP Growth Service Class Portfolio

Fidelity VIP Growth Service Class 2 Portfolio

Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Class 2 Fund

Franklin Mutual Shares VIP Class 2 Fund

Templeton Global Bond VIP Class 2 Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. Core Equity Series I Fund

Invesco V.I. International Growth Series I Fund

Janus Aspen Series:

Janus Aspen Global Research Institutional Class Portfolio

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Class II Portfolio**

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Lincoln National Variable Insurance Products Trust (LVIP)*:

LVIP American Century VP Mid Cap Value RPM Service Class Fund**

LVIP American Global Growth Service Class II Fund**

LVIP American Growth Service Class II Fund**

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Emerging Markets RPM Service Class Fund

LVIP BlackRock Equity Dividend RPM Standard Class Fund

LVIP BlackRock Equity Dividend RPM Service Class Fund

LVIP BlackRock Global Allocation V.I. RPM Service Class Fund**

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP BlackRock Inflation Protected Bond Service Class Fund

LVIP Capital Growth Service Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Clarion Global Real Estate Service Class Fund

LVIP ClearBridge Variable Appreciation RPM Service Class Fund**

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Bond Service Class Fund

LVIP Delaware Diversified Floating Rate Service Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Foundation Aggressive Allocation Service Class Fund

LVIP Delaware Foundation Conservative Allocation Standard Class Fund

LVIP Delaware Foundation Conservative Allocation Service Class Fund

LVIP Delaware Foundation Moderate Allocation Standard Class Fund

LVIP Delaware Foundation Moderate Allocation Service Class Fund

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Growth and Income Service Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Delaware Social Awareness Service Class Fund

LVIP Delaware Special Opportunities Standard Class Fund

LVIP Delaware Special Opportunities Service Class Fund

LVIP Dimensional Non-U.S. Equity RPM Service Class Fund**

LVIP Dimensional U.S. Equity RPM Service Class Fund**

LVIP Dimensional/Vanguard Total Bond Service Class Fund**

LVIP Franklin Mutual Shares RPM Service Class Fund**

LVIP Global Income Standard Class Fund

LVIP Global Income Service Class Fund

LVIP Invesco Diversified Equity Income RPM Service Class Fund**

LVIP Invesco V.I. Comstock RPM Service Class Fund**

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Service Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund

LVIP Managed Risk Profile 2010 Service Class Fund

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2020 Service Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2030 Service Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile 2040 Service Class Fund

LVIP Managed Risk Profile 2050 Standard Class Fund

LVIP Managed Risk Profile 2050 Service Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Conservative Service Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Growth Service Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP Managed Risk Profile Moderate Service Class Fund

LVIP MFS International Growth Service Class Fund

LVIP MFS International Growth RPM Service Class Fund**

LVIP MFS Value Service Class Fund

LVIP Mid-Cap Value Service Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP Mondrian International Value Service Class Fund

LVIP Money Market Standard Class Fund

LVIP Money Market Service Class Fund

LVIP Multi-Manager Global Equity RPM Service Class Fund**

LVIP PIMCO Low Duration Bond Service Class Fund**

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Bond Index Service Class Fund

LVIP SSgA Developed International 150 Service Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Emerging Markets 100 Service Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Service Class Fund

LVIP SSgA International Index Standard Class Fund

LVIP SSgA International Index Service Class Fund

LVIP SSgA International RPM Service Class Fund**

LVIP SSgA Large Cap 100 Service Class Fund

LVIP SSgA Large Cap RPM Service Class Fund**

LVIP SSgA Moderate Index Allocation Service Class Fund**

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA S&P 500 Index Service Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP SSgA Small-Cap Index Service Class Fund

LVIP SSgA Small-Cap RPM Service Class Fund**

LVIP SSgA Small-Mid Cap 200 Service Class Fund

LVIP T. Rowe Price Growth Stock Service Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP Templeton Growth RPM Service Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Service Class Fund

LVIP Vanguard Domestic Equity ETF Service Class Fund

LVIP Vanguard International Equity ETF Service Class Fund

LVIP VIP Contrafund RPM Service Class Fund**

LVIP VIP Mid Cap RPM Service Class Fund**

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Core Equity Initial Class Series

MFS VIT Total Return Initial Class Series

MFS VIT Utilities Initial Class Series

MFS VIT Utilities Service Class Series

Neuberger Berman Advisors Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

NB AMT Mid Cap Growth I Class Portfolio

NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio

PIMCO VIT Total Return Administrative Class Portfolio

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Class IB Fund

Wells Fargo Variable Trust (Wells Fargo Advantage VT):

Wells Fargo Advantage VT Intrinsic Value Class 2 Fund

Wells Fargo Advantage VT Omega Growth Class 2 Fund

Wells Fargo Advantage VT Small Cap Growth Class 2 Fund

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2014

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2013, the following funds became available as investment options for account contract owners.

LVIP BlackRock Global Allocation V.I. RPM Service Class Fund	LVIP MFS International Growth RPM Service Class Fund
LVIP Dimensional Non-U.S. Equity RPM Service Class Fund	LVIP SSgA Large Cap RPM Service Class Fund
LVIP Dimensional U.S. Equity RPM Service Class Fund	LVIP SSgA Small-Cap RPM Service Class Fund
LVIP Dimensional/Vanguard Total Bond Service Class Fund	LVIP VIP Contrafund RPM Service Class Fund

During 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2010 Service Class Fund	LVIP Managed Risk Profile 2010 Service Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2020 Service Class Fund	LVIP Managed Risk Profile 2020 Service Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2030 Service Class Fund	LVIP Managed Risk Profile 2030 Service Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2040 Service Class Fund	LVIP Managed Risk Profile 2040 Service Class Fund
LVIP Protected Profile 2050 Standard Class Fund	LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile 2050 Service Class Fund	LVIP Managed Risk Profile 2050 Service Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Conservative Service Class Fund	LVIP Managed Risk Profile Conservative Service Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Growth Service Class Fund	LVIP Managed Risk Profile Growth Service Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund
LVIP Protected Profile Moderate Service Class Fund	LVIP Managed Risk Profile Moderate Service Class Fund

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

ClearBridge Variable Mid Cap Core Portfolio	LVIP Invesco V.I. Comstock RPM Service Class Fund
LVIP American Century VP Mid Cap Value RPM Service Class Fund	LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP BlackRock Emerging Markets RPM Standard Class Fund	LVIP Multi-Manager Global Equity RPM Service Class Fund
LVIP BlackRock Emerging Markets RPM Service Class Fund	LVIP PIMCO Low Duration Bond Service Class Fund
LVIP ClearBridge Variable Appreciation RPM Service Class Fund	LVIP SSgA International RPM Service Class Fund
LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund	LVIP Templeton Growth RPM Standard Class Fund
LVIP Franklin Mutual Shares RPM Service Class Fund	LVIP VIP Mid Cap RPM Service Class Fund
LVIP Invesco Diversified Equity Income RPM Service Class Fund

During 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Class 2 Fund	Franklin Income VIP Class 2
FTVIPT Mutual Shares Securities Class 2 Fund	Franklin Mutual Shares VIP Class 2
FTVIPT Templeton Global Bond Securities Class 2 Fund	Templeton Global Bond VIP Class 2

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of two years. The fund replacements were as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Class I Fund	LVIP BlackRock Inflation Protected Bond Standard Class Fund	0.06%
American Century VP Inflation Protection Class II Fund	LVIP BlackRock Inflation Protected Bond Service Class Fund	0.06%

In addition, $5,434,285 and $6,187,700 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2014 and 2013, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the year ended December 31, 2014. The premium loads retained by the Company for the year ended December 31, 2013, amounted to $463.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class B
	2014		1.000%	2.152%	$0.60	$19.22	29,782,929	$22,321,367	2.57%	3.76%	0.00%
	2013		1.000%	2.152%	0.58	18.67	31,693,232	22,557,448	20.31%	21.70%	0.02%
	2012		1.000%	2.152%	0.48	15.47	38,222,171	22,112,090	10.83%	12.11%	0.00%
	2011		1.000%	2.152%	0.43	13.91	43,535,325	21,896,209	-25.04%	-24.17%	0.34%
	2010		1.000%	2.152%	0.57	18.49	52,000,917	33,715,620	16.06%	17.40%	1.99%
ABVPSF Growth and Income Class B
	2013		1.002%	1.002%	17.59	17.59	29	518	33.25%	33.26%	2.84%
	2012		1.002%	1.952%	12.32	15.48	2,473,424	32,646,707	14.98%	16.08%	1.35%
	2011		1.002%	1.952%	10.70	11.37	2,647,384	30,102,862	4.18%	5.01%	1.08%
	2010		1.002%	1.802%	10.62	10.83	2,842,432	30,776,000	11.34%	11.67%	0.00%
ABVPSF International Value Class B
	2014		1.000%	1.800%	7.48	8.01	15,896	126,005	-8.13%	-7.39%	3.40%
	2013		1.000%	1.800%	8.14	8.65	19,094	163,763	20.54%	21.51%	5.69%
	2012		1.000%	1.800%	6.75	7.12	24,925	175,436	12.16%	13.06%	1.28%
	2011		1.000%	1.800%	6.02	6.30	29,585	185,334	-20.88%	-20.24%	3.87%
	2010		1.000%	1.800%	7.61	7.90	28,345	221,965	2.45%	3.26%	2.74%
ABVPSF Small/Mid Cap Value Class A
	2014		1.000%	2.500%	31.65	37.42	29,039	1,000,481	6.87%	8.11%	0.71%
	2013		1.000%	2.150%	29.50	34.89	29,637	947,487	35.13%	36.69%	0.57%
	2012		1.000%	2.600%	21.74	25.73	38,896	911,574	15.70%	17.57%	0.56%
	2011		1.000%	2.600%	18.26	22.06	43,838	875,155	-10.74%	-9.30%	0.48%
	2010		1.000%	2.600%	20.33	24.52	44,768	980,981	24.46%	25.65%	0.46%
American Century VP Inflation Protection Class I
	2014		1.002%	1.002%	12.19	12.19	1,928	23,500	2.55%	2.55%	1.48%
	2013		1.002%	1.002%	11.89	11.89	1,863	22,145	-9.15%	-9.15%	1.29%
	2012		1.002%	2.302%	12.55	13.08	2,631,982	34,415,565	5.26%	6.48%	2.65%
	2011		1.002%	2.152%	11.92	12.29	2,691,287	33,059,487	9.71%	10.98%	4.20%
	2010		1.002%	2.152%	10.87	11.07	1,437,665	15,914,894	3.13%	4.31%	1.74%
American Century VP Inflation Protection Class II
	2014		1.000%	2.600%	11.40	13.82	589,655	7,953,975	0.65%	2.27%	1.30%
	2013		1.000%	2.600%	11.26	13.52	669,215	8,860,824	-10.83%	-9.39%	1.57%
	2012		1.000%	2.600%	12.54	14.92	1,172,195	16,398,265	4.63%	6.32%	2.47%
	2011		1.000%	2.600%	12.20	14.03	987,228	13,115,465	8.88%	10.63%	4.05%
	2010		1.000%	2.600%	11.03	12.68	830,859	10,163,897	2.40%	4.05%	1.63%
American Century VP International Class I
	2014		0.550%	0.550%	1.65	1.65	12,351	20,400	-6.02%	-6.02%	1.67%
	2013		0.550%	0.550%	1.76	1.76	12,451	21,884	21.74%	21.74%	1.71%
	2012		0.550%	0.550%	1.44	1.44	18,850	27,215	20.50%	20.50%	1.10%
	2011		0.550%	0.550%	1.20	1.20	32,293	38,693	-12.53%	-12.53%	0.83%
	2010		0.550%	0.550%	1.37	1.37	17,055	23,362	12.67%	12.67%	2.05%
American Funds Global Growth Class 2
	2014		1.000%	2.600%	18.69	23.35	4,512,864	105,195,770	-0.31%	1.30%	1.14%
	2013		1.000%	2.600%	19.00	23.05	4,862,814	111,925,446	25.86%	27.89%	1.26%
	2012		1.000%	2.600%	15.00	18.02	5,011,527	90,210,257	19.42%	21.34%	0.90%
	2011		1.000%	2.600%	13.15	14.85	5,404,677	80,188,017	-11.23%	-9.79%	1.28%
	2010		1.000%	2.600%	14.81	16.46	5,823,272	95,794,172	8.88%	10.63%	1.46%
American Funds Growth Class 2
	2014		1.000%	2.600%	1.67	28.00	318,934,486	681,399,997	5.72%	7.43%	0.78%
	2013		1.000%	2.600%	1.56	26.27	349,888,226	687,386,342	26.76%	28.81%	0.93%
	2012		1.000%	2.600%	1.22	20.56	386,664,827	583,238,426	14.87%	16.72%	0.78%
	2011		1.000%	2.600%	1.05	17.76	439,216,610	559,577,244	-6.74%	-5.23%	0.60%
	2010		1.000%	2.600%	1.11	18.89	493,304,608	650,467,064	15.64%	17.50%	0.71%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Class 2
	2014		1.000%	2.600%	$17.43	$25.40	13,950,449	$276,338,754	7.79%	9.53%	1.29%
	2013		1.000%	2.600%	16.10	23.37	14,554,235	263,346,817	30.08%	32.17%	1.37%
	2012		1.000%	2.600%	12.32	17.82	15,184,738	207,959,520	14.47%	16.31%	1.61%
	2011		1.000%	2.600%	10.71	15.45	16,252,084	191,483,323	-4.35%	-2.81%	1.52%
	2010		1.000%	2.600%	11.15	16.02	17,624,631	213,796,579	8.57%	10.32%	1.48%
American Funds International Class 2
	2014		1.000%	2.600%	1.46	26.12	126,459,703	249,249,437	-5.15%	-3.62%	1.35%
	2013		1.000%	2.600%	1.51	27.32	136,571,306	275,415,612	18.51%	20.42%	1.36%
	2012		1.000%	2.600%	1.26	22.87	149,814,861	247,593,189	14.88%	16.73%	1.45%
	2011		1.000%	2.600%	1.08	19.75	170,509,033	236,231,377	-16.18%	-14.82%	1.70%
	2010		1.000%	2.600%	1.28	23.37	192,712,055	304,105,987	4.48%	6.17%	2.02%
BlackRock Global Allocation V.I. Class I
	2014		1.002%	2.302%	14.13	15.19	1,819,570	27,619,870	-0.22%	1.09%	2.21%
	2013		1.002%	2.302%	14.16	15.03	1,801,045	27,049,943	12.15%	13.61%	1.14%
	2012		1.002%	2.302%	12.85	13.23	1,876,660	24,817,092	8.31%	9.18%	1.53%
	2011		1.002%	1.802%	11.86	12.11	1,900,482	23,020,903	-5.22%	-4.46%	2.46%
	2010		1.002%	1.802%	12.62	12.68	1,508,550	19,126,536	8.63%	8.96%	1.67%
BlackRock Global Allocation V.I. Class III
	2014		1.000%	2.500%	13.97	14.99	1,022,400	15,241,246	-0.34%	0.92%	2.31%
	2013		1.000%	2.250%	14.08	14.85	953,634	14,092,662	11.98%	13.28%	1.10%
	2012		1.000%	2.150%	12.58	13.11	913,850	11,941,611	7.63%	8.87%	1.65%
	2011		1.000%	2.150%	11.68	12.04	743,932	8,935,799	-5.69%	-4.60%	2.84%
	2010		1.000%	2.150%	12.46	12.62	430,062	5,422,177	7.80%	8.67%	1.86%
Delaware VIP Diversified Income Standard Class
	2014		1.002%	2.302%	13.42	17.77	7,038,110	124,712,328	2.92%	4.27%	2.27%
	2013		1.002%	2.302%	13.04	17.04	7,722,918	131,337,380	-3.51%	-2.25%	2.51%
	2012		1.002%	2.302%	13.68	17.43	9,762,070	169,946,506	4.91%	6.13%	3.19%
	2011		1.002%	2.152%	15.05	16.42	10,669,122	175,077,659	4.13%	5.33%	4.13%
	2010		1.002%	2.152%	14.45	15.59	11,589,110	180,588,126	5.76%	6.98%	4.69%
Delaware VIP Diversified Income Service Class
	2014		1.000%	2.600%	13.49	17.30	3,080,254	52,810,094	2.29%	3.94%	2.02%
	2013		1.000%	2.600%	13.11	16.65	3,201,233	52,849,173	-3.95%	-2.40%	2.19%
	2012		1.000%	2.600%	13.56	17.06	3,395,311	57,506,173	4.13%	5.81%	2.90%
	2011		1.000%	2.600%	14.28	16.12	3,321,898	53,212,484	3.43%	5.10%	3.87%
	2010		1.000%	2.600%	13.80	15.34	3,220,765	49,106,868	5.10%	6.79%	4.38%
Delaware VIP Emerging Markets Service Class
	2014		1.000%	2.250%	13.71	25.70	88,866	2,238,655	-10.31%	-9.18%	0.40%
	2013		1.000%	2.250%	15.24	28.30	93,642	2,605,222	7.52%	8.77%	1.48%
	2012		1.000%	2.600%	14.15	26.02	106,023	2,717,661	11.26%	13.05%	0.75%
	2011		1.000%	2.600%	20.37	23.02	114,532	2,604,170	-22.06%	-20.80%	1.63%
	2010		1.000%	2.600%	26.93	29.06	114,291	3,291,673	15.70%	17.03%	0.63%
Delaware VIP High Yield Standard Class
	2014		1.002%	2.302%	16.64	18.57	2,317,365	43,005,323	-2.55%	-1.28%	6.68%
	2013		1.002%	2.302%	17.05	18.81	2,411,167	45,332,684	6.89%	8.13%	7.36%
	2012		1.002%	2.152%	15.95	17.40	2,590,782	45,053,156	15.32%	16.65%	8.29%
	2011		1.002%	2.152%	13.83	14.91	2,442,501	36,413,958	0.20%	1.36%	8.65%
	2010		1.002%	2.152%	13.80	14.71	2,587,556	38,060,859	12.87%	14.17%	7.50%
Delaware VIP High Yield Service Class
	2014		1.002%	1.002%	18.15	18.15	675,215	12,254,690	-1.53%	-1.53%	6.37%
	2013		1.002%	1.002%	18.43	18.43	626,125	11,540,094	7.89%	7.89%	6.87%
	2012		1.002%	1.002%	17.08	17.08	575,409	9,829,773	16.19%	16.19%	8.07%
	2011		1.002%	1.002%	14.70	14.70	476,490	7,005,989	1.31%	1.31%	7.86%
	2010		1.002%	1.002%	14.51	14.51	405,363	5,883,107	13.77%	13.77%	7.27%
Delaware VIP Limited-Term Diversified Income Service Class
	2014		1.000%	2.250%	10.55	12.15	206,200	2,457,787	-0.72%	0.43%	1.33%
	2013		1.000%	2.150%	10.60	12.10	205,451	2,435,032	-3.43%	-2.31%	1.29%
	2012		1.000%	2.150%	10.95	12.38	202,883	2,467,126	0.34%	1.50%	1.43%
	2011		1.000%	2.600%	10.99	12.20	221,804	2,671,025	-0.08%	1.54%	1.65%
	2010		1.000%	2.600%	11.00	12.02	220,607	2,618,555	1.62%	3.26%	2.05%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP REIT Standard Class
	2014		1.000%	2.600%	$4.16	$35.64	31,657,241	$140,501,751	26.14%	28.17%	1.36%
	2013		1.000%	2.600%	3.26	27.81	32,411,080	112,311,469	-0.48%	1.12%	1.59%
	2012		1.000%	2.600%	3.23	27.50	37,500,096	128,283,368	13.94%	15.78%	1.50%
	2011		1.000%	2.600%	2.80	23.75	40,112,134	118,628,248	8.11%	9.85%	1.59%
	2010		1.000%	2.600%	2.56	21.62	43,153,316	116,160,606	23.73%	25.72%	2.75%
Delaware VIP REIT Service Class
	2014		1.002%	1.002%	24.98	24.98	960,032	23,984,688	27.83%	27.83%	1.12%
	2013		1.002%	1.002%	19.54	19.54	909,457	17,773,971	0.91%	0.91%	1.31%
	2012		1.002%	1.002%	19.37	19.37	916,062	17,742,234	15.44%	15.44%	1.28%
	2011		1.002%	1.002%	16.78	16.78	921,372	15,457,643	9.52%	9.52%	1.33%
	2010		1.002%	1.002%	15.32	15.32	887,644	13,597,791	25.35%	25.35%	2.51%
Delaware VIP Small Cap Value Service Class
	2014		1.000%	2.500%	3.14	33.81	62,811,545	246,129,135	3.21%	4.57%	0.34%
	2013		1.000%	2.302%	3.01	32.34	70,324,110	260,060,656	30.34%	31.85%	0.52%
	2012		1.000%	2.152%	2.29	24.53	76,484,079	212,802,215	11.22%	12.50%	0.35%
	2011		1.000%	2.152%	2.04	21.94	86,624,986	211,393,935	-3.69%	-2.57%	0.29%
	2010		1.000%	2.152%	2.10	22.70	97,898,448	241,206,266	29.10%	30.60%	0.47%
Delaware VIP Smid Cap Growth Standard Class
	2014		0.550%	2.500%	4.52	33.71	52,067,767	250,728,396	0.81%	2.58%	0.07%
	2013		0.550%	2.302%	4.43	33.27	59,610,418	281,119,865	38.11%	40.55%	0.02%
	2012		0.550%	2.302%	3.18	23.97	64,243,754	216,606,300	8.66%	10.41%	0.24%
	2011		0.550%	2.152%	2.90	21.98	73,792,230	226,536,339	5.83%	7.54%	0.98%
	2010	10/8/10	0.550%	2.152%	2.72	20.70	79,048,971	226,698,063	13.21%	13.63%	0.00%
Delaware VIP Smid Cap Growth Service Class
	2014		1.002%	1.002%	24.17	24.17	757,979	18,323,131	1.85%	1.85%	0.00%
	2013		1.002%	1.002%	23.74	23.74	798,016	18,941,260	39.57%	39.57%	0.00%
	2012		1.002%	1.002%	17.01	17.01	743,985	12,652,326	9.61%	9.61%	0.01%
	2011		1.002%	1.002%	15.52	15.52	702,171	10,894,579	6.82%	6.82%	0.76%
	2010	10/8/10	1.002%	1.002%	14.52	14.52	602,239	8,747,116	13.45%	13.45%	0.00%
Delaware VIP U.S. Growth Service Class
	2014		1.000%	1.800%	17.82	19.09	12,372	231,020	10.48%	11.37%	0.02%
	2013		1.000%	1.800%	16.19	17.14	10,478	175,615	32.11%	33.11%	0.12%
	2012		1.000%	1.750%	12.25	12.88	8,854	111,847	13.94%	14.80%	0.00%
	2011		1.000%	1.750%	10.75	11.22	9,749	108,414	5.64%	6.43%	0.06%
	2010		1.000%	1.750%	10.18	10.54	7,304	76,235	11.57%	12.41%	0.00%
Delaware VIP Value Standard Class
	2014		0.550%	2.600%	3.62	28.31	43,687,580	172,586,485	11.07%	13.37%	1.66%
	2013		0.550%	2.600%	3.21	25.27	46,558,075	163,014,884	30.26%	32.96%	1.75%
	2012		0.550%	2.600%	2.43	19.24	47,253,019	124,842,119	11.79%	14.10%	2.27%
	2011		0.550%	2.600%	2.15	17.06	51,282,723	119,216,003	6.72%	8.94%	1.95%
	2010		0.550%	2.600%	1.99	15.85	53,337,067	114,397,671	12.66%	14.99%	2.44%
Delaware VIP Value Service Class
	2014		1.002%	1.002%	22.28	22.28	1,227,616	27,351,041	12.57%	12.57%	1.43%
	2013		1.002%	1.002%	19.79	19.79	1,180,308	23,361,314	32.05%	32.05%	1.53%
	2012		1.002%	1.002%	14.99	14.99	1,095,381	16,418,863	13.29%	13.29%	1.98%
	2011		1.002%	1.002%	13.23	13.23	987,411	13,063,706	8.17%	8.17%	1.68%
	2010		1.002%	1.002%	12.23	12.23	895,961	10,958,433	14.17%	14.17%	2.13%
Deutsche Alternative Asset Allocation VIP Class A
	2014		1.002%	1.952%	13.15	13.75	294,547	4,050,406	1.63%	2.47%	1.81%
	2013		1.002%	1.802%	12.94	13.42	274,894	3,689,212	-0.85%	-0.07%	2.08%
	2012		1.002%	1.802%	13.05	13.43	300,025	4,029,441	7.75%	8.63%	3.41%
	2011		1.002%	1.802%	12.11	12.36	248,980	3,078,253	-4.60%	-3.84%	1.29%
	2010		1.002%	1.802%	12.86	12.86	163,742	2,105,191	11.34%	11.34%	1.09%
Deutsche Alternative Asset Allocation VIP Class B
	2014		1.000%	2.150%	12.96	13.56	172,420	2,335,872	1.40%	2.21%	1.56%
	2013		1.000%	1.800%	12.78	13.27	146,271	1,939,937	-1.05%	-0.25%	1.77%
	2012		1.000%	1.800%	12.91	13.30	130,850	1,739,589	7.41%	8.28%	2.99%
	2011		1.000%	1.800%	12.28	12.28	77,793	955,421	-4.08%	-4.08%	0.88%
	2010		1.000%	1.002%	12.80	12.81	30,641	392,391	11.02%	11.03%	0.81%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Equity 500 Index VIP Class A
	2014		0.550%	1.002%	$1.68	$1.90	73,988	$140,520	12.31%	12.77%	1.85%
	2013		0.550%	1.002%	1.50	1.69	76,939	129,593	30.45%	31.20%	4.88%
	2012		0.550%	1.952%	1.10	16.90	137,645,307	158,870,097	13.63%	15.06%	1.76%
	2011		0.550%	1.802%	0.96	14.88	152,407,152	153,733,062	0.01%	1.28%	1.71%
	2010		0.550%	1.802%	0.96	14.87	166,142,781	166,413,117	12.66%	14.08%	1.92%
Deutsche Equity 500 Index VIP Class B
	2014	1/14/14	1.002%	1.002%	19.95	19.95	83	1,665	12.36%	12.36%	0.13%
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.74%
	2012		1.002%	1.002%	13.69	13.69	1,168,267	15,999,331	14.27%	14.27%	1.45%
	2011		1.002%	1.002%	11.98	11.98	1,061,840	12,726,054	0.49%	0.49%	1.37%
	2010		1.002%	1.002%	11.93	11.93	875,472	10,441,532	13.38%	13.38%	1.53%
Deutsche Small Cap Index VIP Class A
	2014		0.550%	2.600%	2.75	31.42	206,953	1,522,025	2.05%	4.17%	0.96%
	2013		0.550%	2.600%	2.65	30.55	227,993	1,612,918	35.08%	37.88%	4.29%
	2012		0.550%	2.600%	1.86	22.43	18,364,661	36,477,469	13.27%	15.61%	0.90%
	2011		0.550%	2.600%	1.62	19.65	21,178,803	36,516,009	-6.87%	-4.94%	0.88%
	2010		0.550%	2.600%	1.71	20.93	24,139,931	43,875,812	23.15%	25.70%	0.95%
Deutsche Small Cap Index VIP Class B
	2014		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.72%
	2013		1.002%	1.002%	20.51	20.51	129	2,650	36.93%	36.93%	2.37%
	2012		1.002%	1.002%	14.98	14.98	403,122	6,038,270	14.72%	14.72%	0.63%
	2011		1.002%	1.002%	13.06	13.06	399,546	5,216,631	-5.53%	-5.53%	0.59%
	2010		1.002%	1.002%	13.82	13.82	383,999	5,307,027	24.85%	24.85%	0.63%
Fidelity VIP Contrafund Service Class
	2014		1.000%	2.600%	2.39	28.00	92,227,444	246,911,505	8.95%	10.70%	0.85%
	2013		1.000%	2.600%	2.17	25.30	99,803,028	241,999,822	27.78%	29.84%	0.97%
	2012		1.000%	2.600%	1.68	19.52	110,725,952	206,577,859	13.32%	15.15%	1.22%
	2011		1.000%	2.600%	1.46	17.09	122,839,785	199,264,380	-5.14%	-3.61%	0.89%
	2010		1.000%	2.600%	1.52	17.87	134,573,374	225,221,520	14.10%	15.94%	1.08%
Fidelity VIP Contrafund Service Class 2
	2014		1.002%	1.002%	23.36	23.36	2,826,975	66,039,750	10.54%	10.54%	0.75%
	2013		1.002%	1.002%	21.13	21.13	2,839,843	60,014,067	29.65%	29.65%	0.86%
	2012		1.002%	1.002%	16.30	16.30	2,809,729	45,799,255	14.98%	14.98%	1.18%
	2011		1.002%	1.002%	14.18	14.18	2,663,559	37,759,124	-3.75%	-3.75%	0.83%
	2010		1.002%	1.002%	14.73	14.73	2,489,255	36,664,509	15.76%	15.76%	1.09%
Fidelity VIP Growth Service Class
	2014		1.000%	2.302%	1.43	23.70	53,671,008	81,226,042	9.20%	10.08%	0.09%
	2013		1.000%	1.802%	1.30	21.70	53,898,028	74,121,286	33.77%	34.85%	0.19%
	2012		1.000%	1.802%	0.97	16.22	58,833,644	60,098,130	12.44%	13.41%	0.49%
	2011		1.000%	1.802%	0.85	14.41	64,044,588	57,631,090	-1.65%	-0.86%	0.25%
	2010		1.000%	1.802%	0.86	14.65	69,316,062	62,750,757	21.82%	22.82%	0.18%
Fidelity VIP Growth Service Class 2
	2014		1.002%	1.002%	19.67	19.67	648,546	12,759,246	9.91%	9.91%	0.00%
	2013		1.002%	1.002%	17.90	17.90	566,667	10,143,554	34.64%	34.64%	0.05%
	2012		1.002%	1.002%	13.29	13.29	523,708	6,962,439	13.26%	13.26%	0.37%
	2011		1.002%	1.002%	11.74	11.74	474,303	5,567,265	-1.03%	-1.03%	0.14%
	2010		1.002%	1.002%	11.86	11.86	403,557	4,786,152	22.63%	22.63%	0.03%
Fidelity VIP Mid Cap Service Class 2
	2014		1.000%	2.150%	19.67	21.96	134,774	2,913,670	3.78%	4.98%	0.02%
	2013		1.000%	2.150%	18.95	20.92	145,053	2,992,018	32.98%	34.52%	0.26%
	2012		1.000%	2.600%	13.78	15.55	170,734	2,621,899	11.62%	13.42%	0.37%
	2011		1.000%	2.600%	12.34	13.71	205,209	2,781,296	-13.14%	-11.74%	0.02%
	2010		1.000%	2.600%	14.57	15.53	208,051	3,201,804	25.83%	27.29%	0.13%
Franklin Income VIP Class 2
	2014		1.000%	2.600%	13.89	17.67	144,805	2,242,063	1.93%	3.57%	4.93%
	2013		1.000%	2.600%	13.63	15.39	168,304	2,527,791	11.02%	12.81%	6.40%
	2012		1.000%	2.600%	12.28	13.65	171,784	2,300,150	9.76%	11.53%	6.35%
	2011		1.000%	2.600%	11.18	12.24	158,761	1,908,896	-0.24%	1.36%	5.57%
	2010		1.000%	2.600%	11.21	12.07	165,820	1,975,515	9.78%	11.55%	6.65%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Mutual Shares VIP Class 2
	2014		1.000%	2.150%	$13.40	$14.79	131,954	$1,922,197	4.84%	6.06%	1.99%
	2013		1.000%	2.150%	12.78	13.95	149,291	2,054,243	25.53%	26.99%	2.08%
	2012		1.000%	2.150%	10.18	10.99	173,092	1,880,471	11.82%	13.11%	2.05%
	2011		1.000%	2.150%	9.21	9.71	199,643	1,919,677	-2.95%	-2.03%	2.46%
	2010		1.000%	1.950%	9.49	9.91	162,299	1,594,839	9.05%	10.09%	1.59%
Invesco V.I. Core Equity Series I
	2014		1.000%	1.300%	16.01	16.64	2,588	42,413	6.75%	7.07%	0.84%
	2013		1.000%	1.300%	14.99	15.55	2,758	42,201	27.58%	27.96%	1.40%
	2012		1.000%	1.300%	11.75	12.15	2,758	33,023	12.41%	12.75%	0.93%
	2011		1.000%	1.300%	10.46	10.77	4,956	52,309	-1.36%	-1.06%	0.94%
	2010		1.000%	1.300%	10.60	10.89	4,510	48,179	8.14%	8.47%	0.87%
Invesco V.I. International Growth Series I
	2014		1.000%	1.300%	23.54	24.48	2,692	64,262	-0.96%	-0.67%	1.42%
	2013		1.000%	1.750%	22.44	24.65	3,534	83,715	16.95%	17.83%	1.34%
	2012		1.000%	1.750%	19.19	20.92	2,643	52,970	13.53%	14.38%	1.39%
	2011		1.000%	1.750%	16.90	18.29	3,075	54,149	-8.36%	-7.67%	1.53%
	2010		1.000%	1.750%	18.45	19.80	2,906	55,655	10.91%	11.74%	2.05%
Janus Aspen Global Research Institutional Class
	2014		0.550%	1.750%	1.55	14.86	190,224	328,598	5.58%	6.85%	1.14%
	2013		0.550%	1.750%	1.45	13.97	187,340	306,908	26.19%	27.72%	1.21%
	2012		0.550%	1.750%	1.14	10.99	163,224	220,292	18.00%	19.42%	0.92%
	2011		0.550%	1.750%	0.95	9.24	142,830	167,088	-15.24%	-14.22%	0.62%
	2010		0.550%	1.750%	1.11	10.82	137,617	187,915	13.83%	15.20%	0.59%
LVIP Baron Growth Opportunities Service Class
	2014		0.550%	2.600%	3.61	32.32	41,049,289	189,089,130	2.16%	4.28%	0.18%
	2013		0.550%	2.600%	3.48	31.39	46,764,036	204,261,357	36.47%	39.30%	0.43%
	2012		0.550%	2.600%	2.52	22.82	46,846,635	146,065,066	15.21%	17.60%	1.15%
	2011		0.550%	2.600%	2.16	19.65	53,073,457	139,510,576	1.35%	3.45%	0.00%
	2010		0.550%	2.600%	2.10	19.23	58,186,783	145,271,885	23.14%	25.69%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014	5/14/14	1.002%	1.802%	9.25	9.30	59,405	552,404	-8.58%	-8.03%	1.61%
LVIP BlackRock Emerging Markets RPM Service Class
	2014	5/21/14	1.002%	1.002%	9.28	9.28	10,870	100,915	-8.58%	-8.58%	1.72%
LVIP BlackRock Equity Dividend RPM Standard Class
	2014		0.550%	2.600%	3.93	19.11	68,801,881	286,359,705	0.83%	2.92%	1.40%
	2013		0.550%	2.600%	3.84	18.80	76,019,222	308,791,795	15.58%	17.57%	1.43%
	2012		0.550%	2.250%	3.29	16.19	85,068,038	295,268,330	14.38%	16.34%	0.64%
	2011		0.550%	2.250%	2.85	14.09	96,664,105	289,696,194	-4.75%	-3.11%	0.93%
	2010		0.550%	2.250%	2.97	14.73	108,428,498	336,944,711	15.31%	17.28%	0.97%
LVIP BlackRock Equity Dividend RPM Service Class
	2014		1.002%	1.002%	15.15	15.15	529,952	8,026,464	2.20%	2.20%	1.21%
	2013		1.002%	1.002%	14.82	14.82	537,422	7,964,599	16.74%	16.74%	1.23%
	2012		1.002%	1.002%	12.69	12.69	570,302	7,239,701	15.52%	15.52%	0.42%
	2011		1.002%	1.002%	10.99	10.99	554,840	6,096,876	-3.78%	-3.78%	0.74%
	2010		1.002%	1.002%	11.42	11.42	545,556	6,230,585	16.47%	16.47%	0.80%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.942%	2.242%	9.22	9.50	2,147,154	20,396,147	0.93%	2.10%	1.36%
	2013		0.942%	2.092%	9.26	9.31	2,469,573	22,982,384	-9.53%	-9.25%	0.82%
	2012	5/15/12	1.002%	1.302%	10.24	10.26	137,201	1,407,458	0.74%	2.45%	0.00%
LVIP BlackRock Inflation Protected Bond Service Class
	2014		0.942%	0.942%	9.44	9.44	622,942	5,883,069	1.86%	1.86%	0.96%
	2013		0.942%	0.942%	9.27	9.27	577,920	5,358,471	-9.48%	-9.48%	0.42%
	2012	5/21/12	1.002%	1.002%	10.24	10.24	21,320	218,380	1.71%	1.71%	0.00%
LVIP Capital Growth Service Class
	2014		1.000%	1.000%	15.14	15.14	2,199	33,292	9.99%	9.99%	0.00%
	2013		1.000%	1.000%	13.76	13.76	3,894	53,593	34.32%	34.32%	0.00%
	2012		1.000%	1.000%	10.25	10.25	4,038	41,376	17.59%	17.59%	0.00%
	2011		1.000%	1.000%	8.71	8.71	1,335	11,632	-10.14%	-10.14%	0.00%
	2010		1.000%	1.000%	9.70	9.70	1,156	11,208	17.49%	17.49%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Clarion Global Real Estate Standard Class
	2014		1.002%	2.302%	$8.91	$9.73	1,343,487	$13,072,927	11.47%	12.75%	2.87%
	2013		1.002%	2.152%	8.00	8.63	1,221,026	10,531,847	1.11%	2.28%	0.00%
	2012		1.002%	2.152%	8.07	8.44	1,247,261	10,518,619	22.46%	23.44%	0.00%
	2011		1.002%	1.802%	6.59	6.83	1,101,462	7,526,071	-10.30%	-9.58%	0.00%
	2010		1.002%	1.802%	7.34	7.56	1,060,785	8,017,360	15.87%	16.80%	0.00%
LVIP Clarion Global Real Estate Service Class
	2014		1.000%	2.600%	8.45	19.71	567,990	5,404,936	10.68%	12.47%	2.35%
	2013		1.000%	2.600%	7.63	8.49	531,538	4,495,858	0.39%	2.01%	0.00%
	2012		1.000%	2.600%	7.60	8.32	498,262	4,128,013	21.20%	23.15%	0.00%
	2011		1.000%	2.600%	6.27	6.76	455,675	3,065,319	-11.24%	-9.81%	0.00%
	2010		1.000%	2.600%	7.07	7.49	396,148	2,956,711	14.65%	16.49%	0.00%
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014	5/14/14	1.002%	2.302%	10.06	10.15	23,419	237,554	-0.63%	2.88%	0.00%
LVIP Columbia Small-Mid Cap Growth RPM Service Class
	2014		1.000%	2.600%	9.72	10.97	35,585	381,350	-9.92%	-8.47%	0.00%
	2013		1.000%	2.600%	11.37	11.99	27,171	323,068	22.30%	23.28%	0.00%
	2012		1.000%	1.800%	9.30	9.72	28,976	280,540	4.32%	5.15%	0.00%
	2011		1.000%	1.800%	8.91	9.25	31,581	291,127	-9.47%	-8.75%	0.00%
	2010		1.000%	1.800%	10.03	10.13	30,069	303,885	25.30%	25.67%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.550%	2.600%	9.98	18.41	22,819,333	246,059,115	3.26%	5.39%	1.99%
	2013		0.550%	2.600%	9.54	17.54	25,125,358	258,108,180	-4.82%	-2.84%	1.66%
	2012		0.550%	2.600%	9.89	18.14	30,192,293	320,143,014	3.87%	6.02%	1.97%
	2011		0.550%	2.600%	9.40	17.18	33,318,623	334,381,944	4.88%	7.05%	3.33%
	2010		0.550%	2.600%	8.85	16.12	37,044,897	348,818,183	5.70%	7.89%	3.37%
LVIP Delaware Bond Service Class
	2014		1.002%	1.002%	15.56	15.56	1,657,325	25,792,538	4.55%	4.55%	1.74%
	2013		1.002%	1.002%	14.89	14.89	1,661,541	24,732,596	-3.62%	-3.62%	1.39%
	2012		1.002%	1.002%	15.44	15.44	1,822,410	28,144,745	5.18%	5.18%	1.71%
	2011		1.002%	1.002%	14.68	14.68	1,761,668	25,867,610	6.19%	6.19%	3.23%
	2010		1.002%	1.002%	13.83	13.83	1,600,756	22,134,772	7.04%	7.04%	3.31%
LVIP Delaware Diversified Floating Rate Service Class
	2014		1.000%	2.302%	9.53	9.94	628,022	6,221,265	-1.78%	-0.64%	1.22%
	2013		1.000%	2.152%	9.75	10.00	515,364	5,141,402	-1.44%	-0.49%	0.91%
	2012		1.000%	1.952%	9.92	10.05	127,527	1,280,221	2.12%	2.93%	1.57%
	2011	5/17/11	1.000%	1.800%	9.72	9.76	60,566	591,264	-2.47%	-0.24%	2.42%
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		1.000%	1.802%	5.18	20.51	21,622,450	118,447,134	2.48%	3.30%	2.25%
	2013		1.000%	1.802%	5.03	20.01	23,875,428	126,580,824	18.09%	19.04%	1.52%
	2012		1.000%	1.802%	4.24	16.94	26,732,328	119,140,883	11.27%	12.16%	1.73%
	2011		1.000%	1.802%	3.79	15.23	30,434,378	120,916,415	-3.78%	-3.00%	2.04%
	2010		1.000%	1.802%	3.92	15.83	34,534,572	141,737,955	10.47%	11.36%	2.67%
LVIP Delaware Foundation Aggressive Allocation Service Class
	2014		1.002%	1.002%	18.12	18.12	430,156	7,793,348	3.04%	3.04%	2.30%
	2013		1.002%	1.002%	17.58	17.58	346,206	6,087,355	18.74%	18.74%	1.52%
	2012		1.002%	1.002%	14.81	14.81	280,435	4,152,603	11.89%	11.89%	1.62%
	2011		1.002%	1.002%	13.23	13.23	242,682	3,211,787	-3.25%	-3.25%	2.00%
	2010		1.002%	1.002%	13.68	13.68	213,815	2,924,667	11.09%	11.09%	2.59%
LVIP Delaware Foundation Conservative Allocation Standard Class
	2014		0.550%	2.152%	8.30	17.61	26,542,112	233,035,159	2.64%	4.30%	2.56%
	2013		0.550%	2.152%	8.02	17.09	29,260,301	247,597,995	7.01%	8.74%	2.08%
	2012		0.550%	2.152%	7.43	15.92	32,844,175	256,683,780	8.28%	10.02%	2.39%
	2011		0.550%	2.152%	6.80	14.65	36,571,206	261,019,073	0.06%	1.67%	6.31%
	2010		0.550%	2.152%	6.74	14.59	41,066,974	289,557,453	8.08%	9.82%	1.68%
LVIP Delaware Foundation Conservative Allocation Service Class
	2014		1.002%	1.002%	15.05	15.05	438,716	6,601,949	3.57%	3.57%	2.57%
	2013		1.002%	1.002%	14.53	14.53	404,574	5,878,377	7.98%	7.98%	1.95%
	2012		1.002%	1.002%	13.46	13.46	404,452	5,442,315	9.26%	9.26%	2.33%
	2011		1.002%	1.002%	12.32	12.32	373,488	4,599,915	0.96%	0.96%	6.44%
	2010		1.002%	1.002%	12.20	12.20	358,135	4,368,681	9.05%	9.05%	1.63%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Foundation Moderate Allocation Standard Class
	2014		1.000%	1.800%	$15.90	$16.62	347,256	$5,762,619	2.76%	3.59%	1.94%
	2013		1.000%	1.800%	15.47	16.05	349,478	5,605,353	12.20%	13.10%	2.18%
	2012		1.000%	1.800%	13.79	14.19	248,443	3,520,946	9.32%	10.20%	2.65%
	2011		1.000%	1.800%	12.61	12.87	201,137	2,586,958	-1.52%	-0.73%	2.99%
	2010		1.000%	1.800%	12.97	12.97	92,080	1,193,855	9.90%	9.90%	3.59%
LVIP Delaware Foundation Moderate Allocation Service Class
	2014		1.002%	1.002%	16.38	16.38	459,876	7,533,820	3.33%	3.33%	2.01%
	2013		1.002%	1.002%	15.85	15.85	330,140	5,234,022	12.82%	12.82%	1.98%
	2012		1.002%	1.002%	14.05	14.05	189,612	2,664,576	9.93%	9.93%	2.68%
	2011		1.002%	1.002%	12.78	12.78	81,916	1,047,214	-0.98%	-0.98%	3.11%
	2010		1.002%	1.002%	12.91	12.91	28,868	372,699	9.62%	9.62%	4.19%
LVIP Delaware Growth and Income Standard Class
	2014		0.550%	2.152%	18.25	24.39	51,905,545	1,087,164,514	10.77%	12.56%	1.93%
	2013		0.550%	2.152%	16.41	21.94	57,506,984	1,074,981,871	30.42%	32.53%	1.72%
	2012		0.550%	2.152%	12.53	16.77	63,867,906	904,929,778	12.86%	14.68%	1.06%
	2011		0.550%	2.152%	11.06	14.80	72,003,912	893,602,339	-0.96%	0.64%	1.02%
	2010		0.550%	2.152%	11.12	14.89	81,235,094	1,006,268,897	10.53%	12.32%	0.93%
LVIP Delaware Growth and Income Service Class
	2014		1.002%	1.002%	19.77	19.77	382,893	7,569,314	11.65%	11.65%	1.72%
	2013		1.002%	1.002%	17.71	17.71	360,077	6,375,242	31.47%	31.47%	1.47%
	2012		1.002%	1.002%	13.47	13.47	369,852	4,980,773	13.77%	13.77%	0.79%
	2011		1.002%	1.002%	11.84	11.84	348,565	4,125,913	-0.16%	-0.16%	0.76%
	2010		1.002%	1.002%	11.86	11.86	313,340	3,715,040	11.42%	11.42%	0.65%
LVIP Delaware Social Awareness Standard Class
	2014		0.550%	2.152%	11.76	28.10	48,833,622	606,194,398	12.75%	14.57%	1.51%
	2013		0.550%	2.152%	10.34	24.83	53,413,347	581,430,172	32.80%	34.95%	1.24%
	2012		0.550%	2.152%	7.72	18.63	58,989,456	477,910,579	12.83%	14.65%	0.75%
	2011		0.550%	2.152%	6.79	16.46	66,828,829	474,434,605	-1.50%	0.09%	0.74%
	2010		0.550%	2.150%	6.83	16.65	75,130,706	535,442,674	9.20%	10.96%	0.59%
LVIP Delaware Social Awareness Service Class
	2014		1.002%	1.002%	21.98	21.98	929,882	20,439,084	13.65%	13.65%	1.25%
	2013		1.002%	1.002%	19.34	19.34	891,283	17,237,160	33.86%	33.86%	0.97%
	2012		1.002%	1.002%	14.45	14.45	863,197	12,470,804	13.74%	13.74%	0.43%
	2011		1.002%	1.002%	12.70	12.70	819,767	10,413,019	-0.71%	-0.71%	0.44%
	2010		1.002%	1.002%	12.79	12.79	767,321	9,816,714	10.07%	10.07%	0.28%
LVIP Delaware Special Opportunities Standard Class
	2014		0.550%	2.302%	22.65	33.43	16,133,642	465,482,477	5.16%	7.04%	1.29%
	2013		0.550%	2.302%	21.54	31.63	17,824,462	482,652,804	30.71%	33.05%	1.13%
	2012		0.550%	2.600%	19.49	24.07	19,624,965	401,238,412	11.99%	14.31%	0.77%
	2011		0.550%	2.600%	17.18	21.32	22,452,011	403,411,847	-7.63%	-5.72%	0.30%
	2010		0.550%	2.600%	18.36	22.90	25,291,841	484,158,705	28.12%	29.92%	0.73%
LVIP Delaware Special Opportunities Service Class
	2014		1.002%	1.002%	25.15	25.15	1,337,011	33,630,945	6.18%	6.18%	1.00%
	2013		1.002%	1.002%	23.69	23.69	1,334,451	31,611,771	31.99%	31.99%	0.82%
	2012		1.002%	1.002%	17.95	17.95	1,313,488	23,574,052	13.39%	13.39%	0.44%
	2011		1.002%	1.002%	15.83	15.83	1,316,748	20,841,395	-6.47%	-6.47%	0.00%
	2010		1.002%	1.002%	16.92	16.92	1,238,824	20,965,162	28.88%	28.88%	0.42%
LVIP Global Income Standard Class
	2014		1.002%	2.302%	11.31	12.13	585,301	7,084,502	-0.23%	0.93%	0.60%
	2013		1.002%	2.152%	11.33	12.02	630,789	7,567,942	-4.89%	-3.79%	0.25%
	2012		1.002%	2.152%	11.91	12.49	692,280	8,637,323	5.40%	6.62%	1.96%
	2011		1.002%	2.152%	11.30	11.71	686,822	8,039,207	-1.06%	0.08%	4.94%
	2010		1.002%	2.152%	11.49	11.70	464,851	5,439,009	7.72%	8.58%	3.38%
LVIP Global Income Service Class
	2014		1.000%	2.150%	11.16	11.91	387,713	4,585,694	-0.48%	0.67%	0.36%
	2013		1.000%	2.150%	11.33	11.83	349,872	4,113,705	-4.93%	-4.03%	0.26%
	2012		1.000%	1.950%	11.91	12.32	315,057	3,869,096	5.35%	6.36%	1.79%
	2011		1.000%	1.950%	11.30	11.59	268,476	3,101,137	-1.12%	-0.17%	4.35%
	2010		1.000%	2.150%	11.46	11.61	187,889	2,175,402	7.47%	8.33%	3.45%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014	5/14/14	1.002%	1.302%	$10.50	$10.52	92,000	$967,495	-1.53%	6.23%	1.38%
LVIP JPMorgan Mid Cap Value RPM Service Class
	2014		1.000%	2.600%	11.74	13.26	22,625	266,264	5.08%	6.77%	0.92%
	2013		1.000%	2.600%	12.17	12.42	9,874	120,974	22.26%	22.63%	0.18%
	2012		1.000%	1.800%	9.68	10.13	21,138	212,324	11.44%	12.34%	0.00%
	2011		1.000%	1.800%	8.69	9.01	22,430	200,806	-3.75%	-2.98%	0.00%
	2010		1.000%	1.800%	9.19	9.29	19,613	181,071	22.84%	23.21%	0.00%
LVIP Managed Risk Profile 2010 Standard Class
	2014		1.002%	1.002%	12.95	12.95	248,311	3,214,511	3.73%	3.73%	1.85%
	2013		1.002%	1.002%	12.48	12.48	273,338	3,411,129	7.84%	7.84%	1.19%
	2012		1.002%	1.002%	11.57	11.57	335,780	3,885,665	7.46%	7.46%	2.10%
	2011		1.002%	1.002%	10.77	10.77	387,190	4,169,518	0.24%	0.24%	0.78%
	2010		1.002%	1.002%	10.74	10.74	435,943	4,683,268	10.36%	10.36%	1.09%
LVIP Managed Risk Profile 2010 Service Class
	2014		1.000%	1.002%	12.70	12.70	132,800	1,686,649	3.47%	3.47%	1.57%
	2013		1.000%	1.002%	12.27	12.28	147,217	1,806,987	7.58%	7.58%	1.10%
	2012		1.000%	1.002%	11.41	11.41	137,406	1,567,762	7.19%	7.19%	1.82%
	2011		1.000%	1.002%	10.64	10.65	130,054	1,384,303	-0.01%	-0.01%	0.74%
	2010		1.000%	1.002%	10.65	10.65	132,174	1,407,072	10.07%	10.08%	0.97%
LVIP Managed Risk Profile 2020 Standard Class
	2014		1.002%	1.002%	12.49	12.49	1,034,447	12,925,275	3.35%	3.35%	1.90%
	2013		1.002%	1.002%	12.09	12.09	1,051,865	12,717,111	10.02%	10.02%	1.39%
	2012		1.002%	1.002%	10.99	10.99	1,017,093	11,176,392	7.30%	7.30%	2.03%
	2011		1.002%	1.002%	10.24	10.24	1,054,925	10,803,426	-0.81%	-0.81%	0.74%
	2010		1.002%	1.002%	10.32	10.32	1,035,281	10,688,321	10.92%	10.92%	0.95%
LVIP Managed Risk Profile 2020 Service Class
	2014		1.000%	1.002%	12.26	12.26	1,037,275	12,716,605	3.09%	3.09%	1.76%
	2013		1.000%	1.002%	11.89	11.89	951,946	11,320,910	9.74%	9.75%	1.22%
	2012		1.000%	1.002%	10.84	10.84	832,978	9,026,552	7.03%	7.03%	1.70%
	2011		1.000%	1.002%	10.12	10.13	669,933	6,783,116	-1.05%	-1.05%	0.79%
	2010		1.000%	1.002%	10.23	10.23	565,037	5,781,576	10.64%	10.64%	0.83%
LVIP Managed Risk Profile 2030 Standard Class
	2014		1.002%	1.002%	12.34	12.34	732,778	9,039,939	3.12%	3.12%	2.21%
	2013		1.002%	1.002%	11.96	11.96	628,874	7,523,359	12.61%	12.61%	1.44%
	2012		1.002%	1.002%	10.62	10.62	580,789	6,170,018	6.82%	6.82%	1.85%
	2011		1.002%	1.002%	9.95	9.95	543,380	5,403,985	-1.56%	-1.56%	0.67%
	2010		1.002%	1.002%	10.10	10.10	456,119	4,607,851	11.42%	11.42%	0.89%
LVIP Managed Risk Profile 2030 Service Class
	2014		1.000%	1.002%	12.10	12.11	1,340,340	16,224,117	2.86%	2.86%	2.00%
	2013		1.000%	1.002%	11.77	11.77	1,110,931	13,073,306	12.33%	12.33%	1.16%
	2012		1.000%	1.002%	10.48	10.48	950,284	9,955,688	6.56%	6.56%	1.48%
	2011		1.000%	1.002%	9.83	9.83	715,556	7,035,279	-1.80%	-1.80%	0.70%
	2010		1.000%	1.002%	10.01	10.01	515,740	5,163,661	11.14%	11.14%	0.72%
LVIP Managed Risk Profile 2040 Standard Class
	2014		1.002%	1.002%	11.69	11.69	237,538	2,777,142	2.45%	2.45%	2.29%
	2013		1.002%	1.002%	11.41	11.41	221,195	2,524,250	15.37%	15.37%	1.29%
	2012		1.002%	1.002%	9.89	9.89	214,599	2,122,649	6.06%	6.06%	1.68%
	2011		1.002%	1.002%	9.33	9.33	209,803	1,956,728	-2.44%	-2.44%	0.63%
	2010		1.002%	1.002%	9.56	9.56	190,506	1,821,248	12.53%	12.53%	0.87%
LVIP Managed Risk Profile 2040 Service Class
	2014		1.000%	1.002%	11.46	11.47	1,430,424	16,407,454	2.19%	2.19%	2.22%
	2013		1.000%	1.002%	11.21	11.22	1,165,907	13,087,225	15.09%	15.09%	1.14%
	2012		1.000%	1.002%	9.74	9.75	960,991	9,372,624	5.79%	5.79%	1.32%
	2011		1.000%	1.002%	9.21	9.22	742,985	6,849,678	-2.69%	-2.68%	0.63%
	2010		1.000%	1.002%	9.46	9.47	547,192	5,184,087	12.12%	12.25%	0.67%
LVIP Managed Risk Profile 2050 Standard Class
	2014		1.002%	1.002%	11.61	11.61	25,243	293,131	1.91%	1.91%	1.67%
	2013		1.002%	1.002%	11.39	11.39	26,281	299,452	17.85%	17.85%	1.98%
	2012		1.002%	1.002%	9.67	9.67	10,970	106,058	4.95%	4.95%	1.58%
	2011	5/23/11	1.002%	1.002%	9.21	9.21	2,678	24,674	-6.63%	-6.63%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2050 Service Class
	2014		1.002%	1.002%	$11.51	$11.51	267,250	$3,075,039	1.66%	1.66%	2.28%
	2013		1.002%	1.002%	11.32	11.32	128,362	1,452,816	17.55%	17.55%	1.57%
	2012		1.002%	1.002%	9.63	9.63	43,273	416,659	4.69%	4.69%	1.25%
	2011	5/23/11	1.002%	1.002%	9.20	9.20	3,951	36,337	-6.78%	-6.78%	0.00%
LVIP Managed Risk Profile Conservative Standard Class
	2014		1.002%	1.952%	15.27	16.48	1,301,398	21,380,454	3.66%	4.65%	2.01%
	2013		1.002%	1.952%	14.71	15.75	1,336,346	21,010,266	7.63%	8.66%	1.74%
	2012		1.002%	2.152%	13.65	14.50	1,619,301	23,398,077	7.65%	8.68%	3.81%
	2011		1.002%	1.952%	12.66	13.34	1,831,000	24,366,090	1.83%	2.65%	1.98%
	2010		1.002%	1.802%	12.43	13.00	2,013,753	26,119,429	8.53%	9.40%	3.57%
LVIP Managed Risk Profile Conservative Service Class
	2014		1.000%	2.600%	13.81	16.10	1,292,776	20,715,765	2.72%	4.38%	1.78%
	2013		1.000%	2.600%	13.45	15.42	1,291,960	19,847,337	6.66%	8.38%	1.74%
	2012		1.000%	2.600%	12.61	14.23	1,278,972	18,138,246	6.69%	8.41%	3.73%
	2011		1.000%	2.600%	11.82	13.12	1,257,036	16,439,721	0.77%	2.40%	1.76%
	2010		1.000%	2.600%	12.26	12.82	1,215,689	15,524,092	8.26%	9.13%	3.62%
LVIP Managed Risk Profile Growth Standard Class
	2014		1.002%	1.802%	14.10	15.22	1,659,262	25,233,432	1.62%	2.44%	1.98%
	2013		1.002%	2.302%	13.87	14.86	1,809,746	26,877,149	11.52%	12.41%	1.63%
	2012		1.002%	1.802%	12.44	13.21	2,089,304	27,604,350	7.19%	8.06%	2.54%
	2011		1.002%	1.802%	11.60	12.23	2,396,199	29,299,510	-1.79%	-1.00%	1.93%
	2010		1.002%	1.802%	11.82	12.35	2,527,113	31,213,441	10.71%	11.60%	2.80%
LVIP Managed Risk Profile Growth Service Class
	2014		1.000%	2.750%	12.90	14.86	3,196,335	47,295,648	0.41%	2.18%	1.80%
	2013		1.000%	2.750%	12.79	14.80	3,227,971	46,776,997	10.19%	12.14%	1.50%
	2012		1.000%	2.750%	11.49	13.43	3,189,436	41,229,988	5.92%	7.79%	2.39%
	2011		1.000%	2.750%	10.83	12.03	3,008,663	36,097,034	-2.81%	-1.24%	1.74%
	2010		1.000%	2.600%	11.14	12.18	2,888,590	35,090,296	9.54%	11.31%	2.72%
LVIP Managed Risk Profile Moderate Standard Class
	2014		1.002%	2.152%	14.33	15.99	2,474,381	39,510,982	1.93%	3.11%	1.91%
	2013		1.002%	2.302%	14.48	15.51	2,611,762	40,399,596	9.69%	10.74%	1.62%
	2012		1.002%	1.952%	13.19	14.01	3,041,510	42,523,278	7.47%	8.50%	3.24%
	2011		1.002%	1.952%	12.25	12.91	3,286,877	42,365,936	-0.64%	0.16%	1.74%
	2010		1.002%	1.802%	12.33	12.89	3,557,676	45,794,257	9.96%	10.84%	2.96%
LVIP Managed Risk Profile Moderate Service Class
	2014		1.000%	2.600%	13.40	15.62	3,599,127	55,911,930	1.22%	2.85%	1.71%
	2013		1.000%	2.600%	13.24	15.19	3,584,765	54,164,194	8.72%	10.47%	1.54%
	2012		1.000%	2.600%	12.18	13.75	3,481,487	47,603,181	6.51%	8.23%	3.09%
	2011		1.000%	2.600%	11.43	12.70	3,275,423	41,397,035	-1.68%	-0.09%	1.54%
	2010		1.000%	2.600%	11.63	12.71	3,145,461	39,803,203	8.81%	10.57%	2.82%
LVIP MFS International Growth Service Class
	2014		1.000%	1.800%	8.79	9.34	63,666	585,594	-6.98%	-6.23%	0.82%
	2013		1.000%	1.800%	9.44	9.96	56,207	554,587	11.30%	12.19%	0.58%
	2012		1.000%	1.800%	8.49	8.88	53,835	474,837	16.99%	17.93%	0.48%
	2011		1.000%	1.800%	7.25	7.53	65,318	489,323	-11.71%	-11.00%	2.90%
	2010		1.000%	1.800%	8.22	8.46	54,829	461,939	10.81%	11.70%	0.54%
LVIP MFS Value Service Class
	2014		1.000%	1.800%	13.41	14.25	167,479	2,359,533	8.27%	9.13%	2.14%
	2013		1.000%	1.950%	12.38	13.06	181,935	2,360,815	33.20%	34.27%	1.45%
	2012		1.000%	1.800%	9.30	9.72	202,115	1,957,803	13.97%	14.89%	0.92%
	2011		1.000%	1.800%	8.16	8.46	233,328	1,968,008	-2.13%	-1.34%	1.20%
	2010		1.000%	1.800%	8.35	8.58	216,506	1,852,632	9.38%	10.21%	1.19%
LVIP Mid-Cap Value Service Class
	2014		1.000%	2.600%	12.03	13.59	25,526	342,907	5.25%	6.94%	0.11%
	2013		1.000%	2.600%	11.43	12.71	27,981	352,008	30.38%	32.49%	0.23%
	2012		1.000%	2.600%	8.77	9.59	31,745	301,661	20.64%	22.58%	0.13%
	2011		1.000%	2.600%	7.27	7.83	35,192	273,189	-11.87%	-10.45%	0.00%
	2010		1.000%	2.600%	8.25	8.74	28,861	250,424	20.42%	22.36%	0.01%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian International Value Standard Class
	2014		0.550%	2.600%	$3.70	$23.22	55,134,934	$219,920,959	-5.04%	-3.07%	3.80%
	2013		0.550%	2.600%	3.85	24.26	60,255,347	248,980,827	18.71%	21.17%	2.45%
	2012		0.550%	2.600%	3.20	20.27	66,692,378	228,649,047	6.80%	9.02%	2.83%
	2011		0.550%	2.600%	2.96	18.83	75,619,470	238,758,096	-6.68%	-4.74%	2.97%
	2010		0.550%	2.600%	3.13	20.02	85,064,523	282,661,794	-0.17%	1.90%	3.25%
LVIP Mondrian International Value Service Class
	2014		1.002%	1.002%	17.28	17.28	1,057,297	18,268,532	-3.76%	-3.76%	3.75%
	2013		1.002%	1.002%	17.95	17.95	1,021,046	18,330,725	20.34%	20.34%	2.31%
	2012		1.002%	1.002%	14.92	14.92	1,011,600	15,091,748	8.25%	8.25%	2.73%
	2011		1.002%	1.002%	13.78	13.78	987,929	13,615,670	-5.41%	-5.41%	2.94%
	2010		1.002%	1.002%	14.57	14.57	934,102	13,609,629	1.19%	1.19%	3.28%
LVIP Money Market Standard Class
	2014		0.550%	2.152%	2.81	10.51	15,778,430	47,695,294	-2.11%	-0.52%	0.03%
	2013		0.550%	2.152%	2.85	10.61	18,006,468	55,061,172	-2.11%	-0.52%	0.02%
	2012		0.550%	2.152%	2.88	10.72	20,016,855	61,630,256	-2.10%	-0.52%	0.03%
	2011		0.550%	2.152%	2.92	10.82	24,017,058	74,754,308	-2.10%	-0.52%	0.03%
	2010		0.550%	2.152%	2.96	10.93	28,161,445	88,408,556	-2.08%	-0.50%	0.05%
LVIP Money Market Service Class
	2014		1.002%	1.002%	10.37	10.37	751,916	7,795,109	-0.97%	-0.97%	0.03%
	2013		1.002%	1.002%	10.47	10.47	684,946	7,170,488	-0.97%	-0.97%	0.02%
	2012		1.002%	1.002%	10.57	10.57	686,234	7,254,520	-0.97%	-0.97%	0.03%
	2011		1.002%	1.002%	10.68	10.68	699,137	7,463,438	-0.97%	-0.97%	0.03%
	2010		1.002%	1.002%	10.78	10.78	630,231	6,793,544	-0.95%	-0.95%	0.04%
LVIP SSgA Bond Index Standard Class
	2014		1.002%	2.302%	11.20	11.94	462,427	5,515,780	3.50%	4.70%	2.02%
	2013		1.002%	2.152%	10.82	11.41	379,170	4,320,672	-4.64%	-3.54%	1.68%
	2012		1.002%	2.152%	11.49	11.83	523,545	6,187,764	2.00%	2.82%	2.32%
	2011		1.002%	1.802%	11.26	11.50	685,085	7,878,164	5.48%	6.33%	4.21%
	2010		1.002%	1.802%	10.77	10.82	399,942	4,325,700	4.61%	4.91%	2.35%
LVIP SSgA Bond Index Service Class
	2014		1.000%	1.950%	11.17	12.39	165,313	1,966,509	3.45%	4.44%	1.81%
	2013		1.000%	1.950%	10.80	11.86	140,591	1,606,456	-4.69%	-3.78%	1.69%
	2012		1.000%	1.950%	11.33	12.33	151,615	1,802,673	1.60%	2.57%	2.33%
	2011		1.000%	1.950%	11.43	12.02	127,440	1,487,506	5.22%	6.07%	3.31%
	2010		1.000%	1.800%	10.77	11.33	97,162	1,078,531	3.82%	4.65%	2.10%
LVIP SSgA Developed International 150 Service Class
	2014		1.000%	1.800%	10.40	10.96	7,199	78,018	-1.15%	-0.35%	2.83%
	2013		1.000%	1.800%	10.52	11.00	7,342	80,349	17.87%	18.82%	2.30%
	2012		1.000%	1.800%	8.93	9.26	9,196	84,813	11.34%	12.24%	2.43%
	2011		1.000%	1.800%	8.02	8.25	9,402	77,322	-13.92%	-13.23%	2.48%
	2010		1.000%	1.800%	9.51	9.51	6,289	59,600	5.93%	5.93%	1.04%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		1.002%	2.152%	14.62	15.60	1,373,995	21,423,937	-5.43%	-4.33%	2.99%
	2013		1.002%	2.152%	15.46	16.30	1,346,955	21,954,109	-4.90%	-3.80%	2.21%
	2012		1.002%	2.152%	16.26	16.95	1,488,885	25,226,202	10.26%	11.53%	2.56%
	2011		1.002%	2.152%	14.88	15.19	1,522,850	23,136,050	-16.46%	-15.79%	2.46%
	2010		1.002%	1.802%	17.96	18.04	1,677,789	30,269,313	26.12%	26.48%	1.42%
LVIP SSgA Emerging Markets 100 Service Class
	2014		1.000%	2.150%	11.41	15.38	483,104	7,231,954	-5.66%	-4.57%	2.90%
	2013		1.000%	2.150%	12.33	16.12	412,960	6,473,352	-4.81%	-4.04%	2.28%
	2012		1.000%	1.800%	12.95	16.80	340,653	5,532,684	10.38%	11.27%	2.58%
	2011		1.000%	1.800%	11.73	15.10	265,558	3,808,114	-16.67%	-16.00%	2.57%
	2010		1.000%	1.950%	14.03	17.97	200,473	3,342,773	24.99%	26.18%	1.31%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		1.002%	2.302%	13.53	14.94	605,284	8,428,621	1.61%	2.94%	2.11%
	2013		1.002%	2.302%	13.19	13.53	677,730	9,172,186	8.39%	8.71%	1.87%
	2012		1.002%	1.302%	12.17	12.45	832,156	10,356,862	9.71%	10.04%	3.35%
	2011		1.002%	1.302%	11.09	11.31	958,333	10,838,659	-1.07%	-0.78%	1.29%
	2010		1.002%	1.302%	11.21	11.40	1,115,527	12,715,080	7.33%	7.65%	1.03%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Global Tactical Allocation RPM Service Class
	2014		1.000%	2.150%	$12.18	$15.03	1,331,166	$18,034,099	1.50%	2.68%	2.00%
	2013		1.000%	2.150%	12.00	13.24	1,359,646	17,951,574	7.21%	8.44%	1.80%
	2012		1.000%	2.150%	11.19	12.21	1,400,696	17,094,709	8.52%	9.77%	3.26%
	2011		1.000%	2.150%	10.56	11.13	1,357,059	15,087,481	-1.82%	-1.03%	1.09%
	2010		1.000%	1.800%	10.75	11.24	1,307,694	14,697,531	6.54%	7.40%	0.86%
LVIP SSgA International Index Standard Class
	2014		1.002%	1.802%	14.30	14.96	187,148	2,799,500	-7.52%	-6.78%	2.93%
	2013		1.002%	1.802%	15.47	16.05	158,322	2,540,586	18.83%	19.78%	1.81%
	2012		1.002%	1.802%	13.02	13.40	130,295	1,745,605	16.03%	16.95%	2.18%
	2011		1.002%	1.802%	11.22	11.46	95,216	1,090,741	-13.94%	-13.25%	1.06%
	2010		1.002%	1.802%	13.14	13.21	107,456	1,418,980	5.66%	5.98%	1.84%
LVIP SSgA International Index Service Class
	2014		1.000%	1.800%	9.12	14.75	162,140	2,188,127	-7.75%	-7.01%	2.71%
	2013		1.000%	1.800%	10.33	15.86	121,409	1,710,296	19.49%	19.49%	1.63%
	2012		1.000%	1.002%	8.65	13.28	63,207	750,747	16.64%	16.64%	1.82%
	2011		1.000%	1.002%	7.41	11.38	55,711	533,247	-13.46%	-13.46%	1.20%
	2010		1.000%	1.002%	8.56	13.15	39,792	410,036	5.71%	5.72%	1.46%
LVIP SSgA Large Cap 100 Service Class
	2014		1.000%	2.150%	17.68	19.05	22,526	423,763	13.96%	15.28%	3.01%
	2013		1.000%	2.150%	16.26	16.53	12,097	196,866	33.75%	34.15%	2.86%
	2012		1.000%	1.300%	12.15	12.32	5,944	72,886	10.50%	10.83%	0.82%
	2011		1.000%	1.300%	11.12	11.12	17,285	191,921	1.05%	1.05%	1.46%
	2010		1.000%	1.800%	11.00	11.00	14,119	155,303	17.71%	17.71%	1.29%
LVIP SSgA S&P 500 Index Standard Class
	2014		1.000%	2.600%	13.23	22.50	24,592,497	355,803,933	10.52%	12.30%	1.89%
	2013		1.000%	2.600%	11.92	15.42	26,672,911	343,662,458	29.19%	30.69%	2.34%
	2012		1.000%	2.152%	9.23	11.80	1,312,712	13,106,644	13.19%	14.50%	0.97%
	2011		1.000%	2.152%	8.15	10.30	1,343,219	11,731,598	-0.32%	0.84%	0.90%
	2010		1.000%	2.152%	8.18	10.22	1,374,516	11,923,148	12.29%	13.59%	1.16%
LVIP SSgA S&P 500 Index Service Class
	2014		1.002%	1.002%	14.17	14.17	4,080,129	57,815,303	12.02%	12.02%	1.76%
	2013		1.002%	1.002%	12.65	12.65	3,842,996	48,612,807	30.36%	30.36%	1.96%
	2012		1.002%	1.002%	9.70	9.70	423,161	4,106,089	14.21%	14.21%	0.84%
	2011		1.002%	1.002%	8.50	8.50	316,461	2,688,728	0.58%	0.58%	0.74%
	2010		1.002%	1.002%	8.45	8.45	217,056	1,833,468	13.31%	13.31%	1.10%
LVIP SSgA Small-Cap Index Standard Class
	2014		1.002%	2.152%	13.17	22.95	3,311,831	47,593,259	2.45%	3.63%	0.81%
	2013		1.002%	2.152%	12.85	22.36	3,850,953	53,398,877	34.97%	36.53%	1.13%
	2012		1.002%	2.152%	9.71	16.53	622,031	6,321,743	13.65%	14.74%	0.73%
	2011		1.002%	1.952%	8.53	8.85	613,138	5,431,286	-6.27%	-5.51%	0.31%
	2010		1.002%	1.802%	9.27	9.37	739,338	6,925,628	24.56%	24.93%	0.56%
LVIP SSgA Small-Cap Index Service Class
	2014		1.000%	2.600%	12.48	14.10	908,677	12,776,905	1.73%	3.37%	0.62%
	2013		1.000%	2.600%	12.27	13.64	905,431	12,322,441	34.04%	36.20%	0.72%
	2012		1.000%	2.600%	9.16	10.02	287,342	2,862,921	12.64%	14.46%	0.45%
	2011		1.000%	2.600%	8.13	8.75	292,747	2,551,718	-7.25%	-5.75%	0.10%
	2010		1.000%	2.600%	8.76	9.28	270,373	2,502,715	22.65%	24.62%	0.36%
LVIP SSgA Small-Mid Cap 200 Service Class
	2014		1.000%	1.800%	19.30	20.34	38,455	776,915	2.19%	3.01%	3.27%
	2013		1.000%	1.800%	18.89	19.75	36,583	718,834	31.76%	32.82%	2.44%
	2012		1.000%	1.800%	14.34	14.87	39,199	580,939	11.52%	12.41%	2.23%
	2011		1.000%	1.800%	12.86	13.22	44,574	588,073	-4.20%	-3.43%	1.42%
	2010		1.000%	1.800%	13.44	13.69	40,100	548,754	25.22%	26.16%	1.55%
LVIP T. Rowe Price Growth Stock Service Class
	2014		1.000%	1.950%	14.67	23.13	44,253	693,271	6.35%	7.36%	0.00%
	2013		1.000%	2.150%	13.46	21.75	46,148	673,037	35.75%	37.32%	0.00%
	2012		1.000%	2.150%	9.91	15.99	61,432	652,411	15.51%	16.84%	0.00%
	2011		1.000%	2.150%	8.58	9.05	55,168	502,505	-3.98%	-2.87%	0.00%
	2010		1.000%	2.150%	8.94	9.32	45,210	420,139	13.96%	15.28%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		1.000%	2.152%	$3.03	$31.03	56,279,182	$180,765,762	9.21%	10.48%	0.24%
	2013		1.000%	2.152%	2.76	28.31	61,482,076	178,810,716	31.93%	33.45%	0.00%
	2012		1.000%	2.152%	2.07	21.39	66,453,089	144,897,203	13.83%	15.15%	0.00%
	2011		1.000%	2.152%	1.80	18.72	75,107,179	142,177,247	-5.72%	-4.82%	0.00%
	2010		1.000%	1.950%	1.90	19.83	83,519,521	165,991,250	26.08%	27.09%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class
	2014		1.002%	1.002%	24.20	24.20	519,932	12,584,280	10.19%	10.19%	0.00%
	2013		1.002%	1.002%	21.96	21.96	468,214	10,284,111	33.12%	33.12%	0.00%
	2012		1.002%	1.002%	16.50	16.50	412,652	6,808,778	14.86%	14.86%	0.00%
	2011		1.002%	1.002%	14.37	14.37	388,013	5,574,005	-5.07%	-5.07%	0.00%
	2010		1.002%	1.002%	15.13	15.13	328,962	4,978,146	26.78%	26.78%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014	5/14/14	1.002%	1.002%	9.50	9.50	55,183	524,064	-4.96%	-4.96%	2.27%
LVIP Templeton Growth RPM Service Class
	2014		1.000%	2.600%	9.36	10.57	26,574	269,708	-4.74%	-3.20%	1.29%
	2013		1.000%	2.600%	10.36	10.92	23,765	252,964	17.50%	18.44%	0.98%
	2012		1.000%	1.800%	8.82	9.22	37,470	342,104	18.76%	19.71%	1.75%
	2011		1.000%	1.800%	7.42	7.70	38,986	298,021	-5.06%	-4.30%	1.96%
	2010		1.000%	1.800%	7.83	8.05	36,052	288,617	4.46%	5.25%	1.69%
LVIP UBS Large Cap Growth RPM Standard Class
	2014		0.550%	2.600%	3.50	20.80	70,120,450	259,488,584	2.65%	4.77%	0.00%
	2013		0.550%	2.600%	3.37	20.11	77,346,690	274,429,063	22.83%	24.81%	0.00%
	2012		0.550%	2.152%	2.72	16.31	86,510,764	246,945,667	13.91%	15.75%	0.00%
	2011		0.550%	2.152%	2.37	14.27	97,750,756	242,129,354	-7.69%	-6.20%	0.21%
	2010		0.550%	2.150%	2.54	15.40	110,441,528	292,870,274	8.98%	10.74%	0.72%
LVIP UBS Large Cap Growth RPM Service Class
	2014		1.002%	1.002%	17.39	17.39	150,608	2,618,398	4.04%	4.04%	0.00%
	2013		1.002%	1.002%	16.71	16.71	140,719	2,351,483	23.93%	23.93%	0.00%
	2012		1.002%	1.002%	13.48	13.48	141,498	1,907,866	14.95%	14.95%	0.00%
	2011		1.002%	1.002%	11.73	11.73	126,905	1,488,624	-6.86%	-6.86%	0.00%
	2010		1.002%	1.002%	12.59	12.59	116,723	1,470,092	9.97%	9.97%	0.52%
LVIP Vanguard Domestic Equity ETF Service Class
	2014		1.002%	1.302%	15.08	15.25	662,156	10,095,574	10.48%	10.82%	1.90%
	2013		1.002%	1.302%	13.65	13.76	445,721	6,132,409	28.52%	28.90%	1.22%
	2012		1.002%	1.302%	10.62	10.67	238,160	2,541,991	13.39%	13.73%	1.68%
	2011	5/17/11	1.002%	1.302%	9.37	9.39	69,801	655,060	-5.98%	0.74%	0.79%
LVIP Vanguard International Equity ETF Service Class
	2014		1.002%	2.152%	10.42	10.53	464,940	4,896,140	-6.13%	-5.83%	1.93%
	2013		1.002%	1.302%	11.09	11.18	327,020	3,657,166	12.97%	13.32%	2.33%
	2012		1.002%	1.302%	9.87	9.87	196,233	1,936,559	17.85%	17.85%	5.08%
	2011	5/17/11	1.002%	1.002%	8.37	8.37	62,336	521,993	-16.44%	-16.44%	0.00%
MFS VIT Core Equity Initial Class
	2014		1.000%	1.000%	18.70	18.70	404	7,555	10.13%	10.13%	0.79%
	2013		1.000%	1.000%	16.98	16.98	663	11,262	33.26%	33.26%	0.99%
	2012		1.000%	1.000%	12.74	12.74	693	8,832	15.07%	15.07%	0.78%
	2011		1.000%	1.000%	11.07	11.07	720	7,972	-2.00%	-2.00%	0.96%
	2010		1.000%	1.000%	11.30	11.30	751	8,480	16.05%	16.05%	1.09%
MFS VIT Total Return Initial Class
	2014		1.000%	2.150%	17.51	19.32	77,591	1,481,911	6.19%	7.42%	1.86%
	2013		1.000%	2.150%	16.42	18.04	90,097	1,605,159	16.52%	17.86%	1.76%
	2012		1.000%	2.150%	14.04	15.43	112,520	1,699,843	8.89%	10.15%	2.79%
	2011		1.000%	2.150%	12.84	14.12	119,022	1,633,681	-0.39%	0.76%	2.36%
	2010		1.000%	2.150%	12.84	14.12	144,923	1,970,440	7.59%	8.84%	3.02%
MFS VIT Utilities Initial Class
	2014		1.000%	2.600%	2.76	49.52	63,617,358	189,070,913	9.84%	11.61%	2.10%
	2013		1.000%	2.600%	2.48	44.72	66,951,059	178,747,726	17.43%	19.32%	2.32%
	2012		1.000%	2.600%	2.09	37.78	74,117,662	165,775,160	10.57%	12.36%	6.67%
	2011		1.000%	2.600%	1.86	33.90	86,143,351	171,274,491	4.04%	5.72%	3.17%
	2010		1.000%	2.600%	1.77	32.32	94,799,023	177,937,825	10.89%	12.68%	3.25%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Utilities Service Class
	2014		1.002%	1.002%	$34.26	$34.26	1,194,868	$40,934,560	11.35%	11.35%	1.96%
	2013		1.002%	1.002%	30.77	30.77	1,147,302	35,300,132	19.02%	19.02%	2.12%
	2012		1.002%	1.002%	25.85	25.85	1,161,080	30,016,013	12.08%	12.08%	6.50%
	2011		1.002%	1.002%	23.06	23.06	1,134,733	26,172,207	5.44%	5.44%	3.06%
	2010		1.002%	1.002%	21.87	21.87	1,104,759	24,165,411	12.38%	12.38%	2.90%
NB AMT Large Cap Value I Class
	2014		0.550%	0.550%	2.13	2.13	7,081	15,115	9.25%	9.25%	0.74%
	2013		0.550%	0.550%	1.95	1.95	7,330	14,322	30.42%	30.42%	1.22%
	2012		0.550%	0.550%	1.50	1.50	17,462	26,161	15.96%	15.96%	0.44%
	2011		0.550%	0.550%	1.29	1.29	42,857	55,370	-11.84%	-11.84%	0.00%
	2010		0.550%	0.550%	1.47	1.47	44,075	64,596	15.03%	15.03%	0.74%
NB AMT Mid Cap Growth I Class
	2014		0.550%	0.550%	2.54	2.54	33,286	84,527	6.99%	6.99%	0.00%
	2013		0.550%	0.550%	2.37	2.37	33,521	79,561	31.89%	31.89%	0.00%
	2012		0.550%	2.600%	1.57	21.49	59,349,440	108,181,521	9.53%	11.80%	0.00%
	2011		0.550%	2.600%	1.42	19.47	69,354,305	112,166,765	-2.11%	-0.08%	0.00%
	2010		0.550%	2.600%	1.43	19.73	79,759,166	127,939,637	25.79%	28.39%	0.00%
NB AMT Mid Cap Intrinsic Value I Class
	2014		1.000%	2.250%	27.03	30.38	8,215	239,019	11.31%	12.70%	1.07%
	2013		1.000%	2.250%	24.16	27.17	8,104	209,486	34.01%	35.69%	1.24%
	2012		1.000%	2.250%	17.94	20.18	8,197	156,481	12.96%	14.38%	0.52%
	2011		1.000%	2.250%	15.81	17.79	12,231	205,845	-8.58%	-7.43%	0.66%
	2010		1.000%	2.250%	17.20	19.37	12,853	234,625	23.38%	24.93%	0.66%
PIMCO VIT CommodityRealReturn Strategy Advisor Class
	2014		1.000%	2.250%	9.32	10.01	8,512	84,840	-20.44%	-19.43%	0.26%
	2013		1.000%	2.250%	11.72	12.42	7,083	87,628	-16.62%	-15.56%	1.68%
	2012		1.000%	2.250%	14.06	14.71	8,812	129,226	2.79%	4.08%	2.41%
	2011		1.000%	2.250%	14.02	14.13	9,411	132,731	-8.74%	-8.46%	13.85%
	2010		1.000%	1.300%	15.44	15.44	8,473	130,450	23.01%	23.01%	15.50%
PIMCO VIT Total Return Administrative Class
	2014		1.002%	2.302%	10.40	10.90	1,614,000	17,588,032	1.91%	3.24%	2.22%
	2013		1.002%	2.302%	10.25	10.56	1,577,018	16,645,869	-4.05%	-2.94%	2.20%
	2012		1.002%	2.152%	10.83	10.88	1,546,344	16,821,289	8.17%	8.50%	2.54%
	2011	5/16/11	1.002%	1.302%	10.01	10.03	560,503	5,620,061	-0.02%	0.27%	1.78%
Putnam VT Global Health Care Class IB
	2014		1.000%	1.750%	21.69	23.93	4,821	114,004	25.43%	26.37%	0.24%
	2013		1.000%	1.750%	18.26	18.93	4,854	90,923	39.84%	40.25%	1.11%
	2012		1.000%	1.300%	13.06	13.50	5,753	77,456	20.68%	21.05%	1.32%
	2011		1.000%	1.300%	10.82	11.15	6,463	71,925	-2.45%	-2.16%	0.88%
	2010		1.000%	1.300%	11.10	11.40	8,177	92,910	1.14%	1.45%	1.86%
Templeton Global Bond VIP Class 2
	2014		1.000%	2.600%	13.36	19.31	234,458	4,397,974	-0.78%	0.82%	5.08%
	2013		1.000%	2.600%	16.70	19.15	267,479	4,983,473	-0.98%	0.62%	4.71%
	2012		1.000%	2.600%	16.86	19.03	285,857	5,345,180	12.11%	13.92%	6.47%
	2011		1.000%	2.600%	15.04	16.71	311,832	5,133,788	-3.42%	-1.86%	5.45%
	2010		1.000%	2.600%	15.57	17.02	300,300	5,057,989	11.51%	13.31%	1.44%
Wells Fargo Advantage VT Intrinsic Value Class 2
	2014		1.000%	1.800%	16.40	18.03	11,822	206,646	8.40%	9.21%	0.74%
	2013		1.000%	1.750%	15.13	16.51	14,283	227,712	28.04%	29.01%	1.02%
	2012		1.000%	1.750%	11.82	12.80	14,533	179,831	17.40%	18.28%	1.34%
	2011		1.000%	1.800%	10.07	10.82	15,528	166,828	-3.85%	-3.13%	0.57%
	2010		1.000%	1.750%	10.47	11.17	11,884	129,437	11.85%	12.70%	0.83%
Wells Fargo Advantage VT Large Company Growth Class 2
	2010		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.66%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Wells Fargo Advantage VT Omega Growth Class 2
	2014		1.000%	1.800%	$15.98	$21.05	6,912	$121,100	2.01%	2.83%	0.00%
	2013		1.000%	1.800%	15.66	20.64	7,333	125,243	37.39%	38.49%	0.14%
	2012		1.000%	1.800%	11.39	15.02	7,418	91,663	18.25%	19.19%	0.00%
	2011		1.000%	1.800%	9.63	10.35	11,603	118,249	-7.18%	-6.48%	0.00%
	2010	7/16/10	1.000%	1.750%	10.37	11.07	9,034	97,117	25.89%	26.32%	0.00%
Wells Fargo Advantage VT Small Cap Growth Class 2
	2014		1.000%	1.750%	23.35	25.67	11,774	296,216	-3.58%	-2.85%	0.00%
	2013		1.000%	1.750%	24.22	26.43	12,057	313,117	47.63%	48.74%	0.00%
	2012		1.000%	1.750%	16.41	17.77	16,182	282,742	6.00%	6.80%	0.00%
	2011		1.000%	1.750%	15.48	16.64	19,481	320,040	-6.25%	-5.55%	0.00%
	2010		1.000%	1.750%	16.51	17.61	27,081	472,081	24.58%	25.51%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class B	$1,356,190	$2,656,233
ABVPSF Growth and Income Class B	409	939
ABVPSF International Value Class B	9,423	32,731
ABVPSF Small/Mid Cap Value Class A	211,792	125,298
American Century VP Inflation Protection Class I	2,548	1,074
American Century VP Inflation Protection Class II	433,096	1,303,268
American Century VP International Class I	1,425	47,041
American Funds Global Growth Class 2	13,894,722	11,169,205
American Funds Growth Class 2	38,345,768	61,234,493
American Funds Growth-Income Class 2	20,547,510	18,274,492
American Funds International Class 2	5,313,566	21,108,274
BlackRock Global Allocation V.I. Class I	5,286,880	2,568,281

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
BlackRock Global Allocation V.I. Class III	$3,606,311	$1,075,384
Delaware VIP Diversified Income Standard Class	5,094,938	15,612,183
Delaware VIP Diversified Income Service Class	2,874,243	4,460,162
Delaware VIP Emerging Markets Service Class	228,947	371,779
Delaware VIP High Yield Standard Class	7,937,337	6,387,825
Delaware VIP High Yield Service Class	2,965,392	1,161,860
Delaware VIP Limited-Term Diversified Income Service Class	475,030	453,985
Delaware VIP REIT Standard Class	8,910,069	11,291,282
Delaware VIP REIT Service Class	2,284,838	1,097,296
Delaware VIP Small Cap Value Service Class	23,107,295	28,131,042
Delaware VIP Smid Cap Growth Standard Class	25,255,371	37,182,700
Delaware VIP Smid Cap Growth Service Class	3,336,956	2,628,979
Delaware VIP U.S. Growth Service Class	82,246	35,904
Delaware VIP Value Standard Class	5,852,191	15,394,908
Delaware VIP Value Service Class	2,970,288	1,949,999
Deutsche Alternative Asset Allocation VIP Class A	783,550	453,145
Deutsche Alternative Asset Allocation VIP Class B	598,946	217,792
Deutsche Equity 500 Index VIP Class A	12,304	12,191
Deutsche Equity 500 Index VIP Class B	3,301	1,715
Deutsche Small Cap Index VIP Class A	120,089	183,612
Deutsche Small Cap Index VIP Class B	161	2,619
Fidelity VIP Contrafund Service Class	8,474,111	23,699,720
Fidelity VIP Contrafund Service Class 2	4,635,786	3,811,134
Fidelity VIP Growth Service Class	8,790,836	9,734,249
Fidelity VIP Growth Service Class 2	2,515,896	1,061,496
Fidelity VIP Mid Cap Service Class 2	167,806	347,821
Franklin Income VIP Class 2	251,152	515,998
Franklin Mutual Shares VIP Class 2	58,923	279,044
Invesco V.I. Core Equity Series I	557	3,097
Invesco V.I. International Growth Series I	7,760	27,639
Janus Aspen Global Research Institutional Class	63,823	61,336
LVIP Baron Growth Opportunities Service Class	2,476,040	24,610,186
LVIP BlackRock Emerging Markets RPM Standard Class	1,006,414	355,103
LVIP BlackRock Emerging Markets RPM Service Class	131,428	19,632
LVIP BlackRock Equity Dividend RPM Standard Class	4,324,605	32,588,107
LVIP BlackRock Equity Dividend RPM Service Class	685,927	791,102
LVIP BlackRock Inflation Protected Bond Standard Class	2,968,121	5,942,833
LVIP BlackRock Inflation Protected Bond Service Class	1,187,610	747,104
LVIP Capital Growth Service Class	2,549	27,282
LVIP Clarion Global Real Estate Standard Class	3,038,836	1,623,714
LVIP Clarion Global Real Estate Service Class	868,039	458,814
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	260,127	34,162
LVIP Columbia Small-Mid Cap Growth RPM Service Class	110,634	32,528
LVIP Delaware Bond Standard Class	7,228,290	27,452,213
LVIP Delaware Bond Service Class	2,383,277	2,105,669
LVIP Delaware Diversified Floating Rate Service Class	2,166,902	1,030,712
LVIP Delaware Foundation Aggressive Allocation Standard Class	2,853,220	13,497,397
LVIP Delaware Foundation Aggressive Allocation Service Class	2,007,276	392,882
LVIP Delaware Foundation Conservative Allocation Standard Class	18,684,012	28,255,822
LVIP Delaware Foundation Conservative Allocation Service Class	1,375,643	490,954
LVIP Delaware Foundation Moderate Allocation Standard Class	1,798,527	1,567,280
LVIP Delaware Foundation Moderate Allocation Service Class	2,747,689	306,783
LVIP Delaware Growth and Income Standard Class	76,593,309	119,424,709
LVIP Delaware Growth and Income Service Class	1,332,974	476,689
LVIP Delaware Social Awareness Standard Class	38,829,603	58,860,597
LVIP Delaware Social Awareness Service Class	3,039,378	1,267,244
LVIP Delaware Special Opportunities Standard Class	28,408,279	52,653,594
LVIP Delaware Special Opportunities Service Class	3,392,629	1,826,838
LVIP Global Income Standard Class	861,418	1,419,595
LVIP Global Income Service Class	725,559	300,689
LVIP JPMorgan Mid Cap Value RPM Standard Class	1,047,608	92,873

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP JPMorgan Mid Cap Value RPM Service Class	$150,374	$18,097
LVIP Managed Risk Profile 2010 Standard Class	449,258	737,524
LVIP Managed Risk Profile 2010 Service Class	254,894	424,787
LVIP Managed Risk Profile 2020 Standard Class	3,182,366	3,280,630
LVIP Managed Risk Profile 2020 Service Class	2,407,281	1,287,731
LVIP Managed Risk Profile 2030 Standard Class	2,393,873	1,032,004
LVIP Managed Risk Profile 2030 Service Class	3,831,100	930,979
LVIP Managed Risk Profile 2040 Standard Class	558,741	335,304
LVIP Managed Risk Profile 2040 Service Class	4,036,580	843,812
LVIP Managed Risk Profile 2050 Standard Class	164,083	143,046
LVIP Managed Risk Profile 2050 Service Class	2,104,492	125,408
LVIP Managed Risk Profile Conservative Standard Class	3,575,333	3,588,717
LVIP Managed Risk Profile Conservative Service Class	2,554,702	2,149,216
LVIP Managed Risk Profile Growth Standard Class	1,860,764	3,822,746
LVIP Managed Risk Profile Growth Service Class	3,887,060	4,002,132
LVIP Managed Risk Profile Moderate Standard Class	4,657,479	6,161,283
LVIP Managed Risk Profile Moderate Service Class	4,672,298	4,072,830
LVIP MFS International Growth Service Class	138,543	68,092
LVIP MFS Value Service Class	83,659	264,300
LVIP Mid-Cap Value Service Class	19,117	54,261
LVIP Mondrian International Value Standard Class	9,937,321	24,200,937
LVIP Mondrian International Value Service Class	2,444,616	1,244,719
LVIP Money Market Standard Class	13,530,618	20,897,560
LVIP Money Market Service Class	2,840,385	2,083,354
LVIP SSgA Bond Index Standard Class	2,371,281	1,436,066
LVIP SSgA Bond Index Service Class	580,171	280,934
LVIP SSgA Developed International 150 Service Class	38,502	37,374
LVIP SSgA Emerging Markets 100 Standard Class	4,476,738	3,548,473
LVIP SSgA Emerging Markets 100 Service Class	1,633,268	420,186
LVIP SSgA Global Tactical Allocation RPM Standard Class	564,304	1,479,610
LVIP SSgA Global Tactical Allocation RPM Service Class	1,506,758	1,711,139
LVIP SSgA International Index Standard Class	1,109,821	612,498
LVIP SSgA International Index Service Class	776,557	64,068
LVIP SSgA Large Cap 100 Service Class	294,211	92,262
LVIP SSgA S&P 500 Index Standard Class	11,724,381	33,893,084
LVIP SSgA S&P 500 Index Service Class	5,819,099	1,808,037
LVIP SSgA Small-Cap Index Standard Class	2,576,687	8,777,596
LVIP SSgA Small-Cap Index Service Class	1,482,170	1,151,741
LVIP SSgA Small-Mid Cap 200 Service Class	160,558	78,310
LVIP T. Rowe Price Growth Stock Service Class	58,556	93,649
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	11,132,715	18,464,071
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	2,431,462	701,939
LVIP Templeton Growth RPM Standard Class	584,155	24,571
LVIP Templeton Growth RPM Service Class	66,209	40,642
LVIP UBS Large Cap Growth RPM Standard Class	591,310	29,090,113
LVIP UBS Large Cap Growth RPM Service Class	494,080	345,549
LVIP Vanguard Domestic Equity ETF Service Class	4,033,236	811,910
LVIP Vanguard International Equity ETF Service Class	1,999,991	434,786
MFS VIT Core Equity Initial Class	91	4,974
MFS VIT Total Return Initial Class	72,067	251,553
MFS VIT Utilities Initial Class	17,514,266	18,434,851
MFS VIT Utilities Service Class	5,195,076	1,744,599
NB AMT Large Cap Value I Class	223	701
NB AMT Mid Cap Growth I Class	36,206	3,757
NB AMT Mid Cap Intrinsic Value I Class	46,227	36,775
PIMCO VIT CommodityRealReturn Strategy Advisor Class	49,173	31,256
PIMCO VIT Total Return Administrative Class	3,468,766	2,879,943
Putnam VT Global Health Care Class IB	36,085	29,623
Templeton Global Bond VIP Class 2	361,098	790,424
Wells Fargo Advantage VT Intrinsic Value Class 2	1,856	41,278
Wells Fargo Advantage VT Omega Growth Class 2	59,270	44,394
Wells Fargo Advantage VT Small Cap Growth Class 2	53,067	39,552

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2014:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class B	1,055,328	$21.15	$22,320,192	$17,146,464
ABVPSF International Value Class B	9,397	13.41	126,009	144,144
ABVPSF Small/Mid Cap Value Class A	45,581	21.95	1,000,512	785,843
American Century VP Inflation Protection Class I	2,253	10.43	23,501	24,096
American Century VP Inflation Protection Class II	766,313	10.39	7,961,995	8,414,981
American Century VP International Class I	2,044	9.98	20,400	18,231
American Funds Global Growth Class 2	3,852,841	27.30	105,182,562	83,748,109
American Funds Growth Class 2	8,535,207	79.84	681,450,921	471,208,793
American Funds Growth-Income Class 2	5,271,434	52.41	276,275,866	197,574,397
American Funds International Class 2	12,284,321	20.29	249,248,884	211,464,716
BlackRock Global Allocation V.I. Class I	1,701,465	16.23	27,614,784	27,000,010
BlackRock Global Allocation V.I. Class III	1,074,511	14.17	15,225,814	15,635,009
Delaware VIP Diversified Income Standard Class	11,501,444	10.84	124,675,657	115,016,102
Delaware VIP Diversified Income Service Class	4,902,772	10.77	52,802,854	50,756,880
Delaware VIP Emerging Markets Service Class	115,082	19.48	2,241,794	2,238,276
Delaware VIP High Yield Standard Class	7,577,093	5.67	42,962,114	43,102,281
Delaware VIP High Yield Service Class	2,167,770	5.65	12,247,902	12,483,989
Delaware VIP Limited-Term Diversified Income Service Class	250,777	9.80	2,457,613	2,480,918
Delaware VIP REIT Standard Class	9,070,011	15.50	140,585,164	115,719,736
Delaware VIP REIT Service Class	1,549,945	15.47	23,977,648	18,576,232
Delaware VIP Small Cap Value Service Class	6,141,614	40.08	246,155,886	169,544,530
Delaware VIP Smid Cap Growth Standard Class	8,307,375	30.20	250,882,724	177,991,046
Delaware VIP Smid Cap Growth Service Class	630,576	29.05	18,318,219	14,391,054
Delaware VIP U.S. Growth Service Class	17,075	13.53	231,028	174,512
Delaware VIP Value Standard Class	5,897,135	29.24	172,432,226	107,476,329
Delaware VIP Value Service Class	937,393	29.16	27,334,372	17,988,694
Deutsche Alternative Asset Allocation VIP Class A	291,773	13.88	4,049,811	3,969,365
Deutsche Alternative Asset Allocation VIP Class B	168,278	13.87	2,334,016	2,297,957
Deutsche Equity 500 Index VIP Class A	6,885	20.41	140,522	94,698
Deutsche Equity 500 Index VIP Class B	82	20.40	1,665	1,595
Deutsche Small Cap Index VIP Class A	87,880	17.32	1,522,073	1,122,586
Fidelity VIP Contrafund Service Class	6,631,726	37.23	246,899,144	174,187,284
Fidelity VIP Contrafund Service Class 2	1,797,775	36.70	65,978,356	45,625,298
Fidelity VIP Growth Service Class	1,282,390	63.32	81,200,909	58,416,107
Fidelity VIP Growth Service Class 2	203,013	62.80	12,749,194	8,451,659
Fidelity VIP Mid Cap Service Class 2	79,096	36.84	2,913,897	2,342,803
Franklin Income VIP Class 2	140,066	16.00	2,241,049	2,097,823
Franklin Mutual Shares VIP Class 2	85,056	22.60	1,922,259	1,400,531
Invesco V.I. Core Equity Series I	1,034	41.01	42,414	27,135
Invesco V.I. International Growth Series I	1,843	34.87	64,264	49,770
Janus Aspen Global Research Institutional Class	7,928	41.45	328,604	250,270
LVIP Baron Growth Opportunities Service Class	4,024,667	47.03	189,296,187	109,164,543
LVIP BlackRock Emerging Markets RPM Standard Class	59,099	9.35	552,339	630,083
LVIP BlackRock Emerging Markets RPM Service Class	10,700	9.35	100,033	110,519
LVIP BlackRock Equity Dividend RPM Standard Class	16,085,255	17.81	286,397,971	249,768,244
LVIP BlackRock Equity Dividend RPM Service Class	450,857	17.78	8,016,685	6,695,918
LVIP BlackRock Inflation Protected Bond Standard Class	1,969,458	10.35	20,383,887	21,956,463
LVIP BlackRock Inflation Protected Bond Service Class	568,537	10.35	5,885,492	6,271,342
LVIP Capital Growth Service Class	803	41.46	33,293	22,413
LVIP Clarion Global Real Estate Standard Class	1,344,704	9.73	13,086,657	10,700,982
LVIP Clarion Global Real Estate Service Class	560,945	9.64	5,409,194	4,237,606
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	18,324	12.64	231,591	225,828
LVIP Columbia Small-Mid Cap Growth RPM Service Class	30,782	12.39	381,322	347,376
LVIP Delaware Bond Standard Class	17,725,920	13.90	246,443,472	227,132,382
LVIP Delaware Bond Service Class	1,854,927	13.90	25,787,201	24,860,281
LVIP Delaware Diversified Floating Rate Service Class	618,498	10.06	6,220,231	6,280,934
LVIP Delaware Foundation Aggressive Allocation Standard Class	7,435,214	15.93	118,450,396	95,433,027
LVIP Delaware Foundation Aggressive Allocation Service Class	489,315	15.92	7,789,891	6,702,716

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware Foundation Conservative Allocation Standard Class	15,647,855	$14.90	$233,090,439	$228,292,221
LVIP Delaware Foundation Conservative Allocation Service Class	442,533	14.90	6,591,525	6,481,979
LVIP Delaware Foundation Moderate Allocation Standard Class	368,661	15.63	5,762,541	5,484,046
LVIP Delaware Foundation Moderate Allocation Service Class	471,466	15.97	7,527,425	7,261,501
LVIP Delaware Growth and Income Standard Class	24,514,918	44.35	1,087,285,656	768,896,593
LVIP Delaware Growth and Income Service Class	170,979	44.25	7,566,504	5,677,231
LVIP Delaware Social Awareness Standard Class	13,118,239	46.22	606,311,909	405,405,899
LVIP Delaware Social Awareness Service Class	443,158	46.09	20,424,691	14,883,634
LVIP Delaware Special Opportunities Standard Class	11,111,459	41.90	465,614,581	352,902,879
LVIP Delaware Special Opportunities Service Class	804,208	41.80	33,616,714	29,478,856
LVIP Global Income Standard Class	612,516	11.56	7,078,237	7,108,208
LVIP Global Income Service Class	397,039	11.54	4,581,826	4,594,484
LVIP JPMorgan Mid Cap Value RPM Standard Class	62,478	15.62	976,027	954,258
LVIP JPMorgan Mid Cap Value RPM Service Class	17,147	15.51	266,025	221,507
LVIP Managed Risk Profile 2010 Standard Class	258,241	12.45	3,214,580	2,692,173
LVIP Managed Risk Profile 2010 Service Class	135,552	12.44	1,686,675	1,434,819
LVIP Managed Risk Profile 2020 Standard Class	1,067,263	12.11	12,924,550	11,199,741
LVIP Managed Risk Profile 2020 Service Class	1,049,536	12.11	12,706,731	10,890,481
LVIP Managed Risk Profile 2030 Standard Class	742,250	12.17	9,036,146	7,909,548
LVIP Managed Risk Profile 2030 Service Class	1,331,593	12.17	16,208,152	13,958,579
LVIP Managed Risk Profile 2040 Standard Class	238,225	11.66	2,776,746	2,360,802
LVIP Managed Risk Profile 2040 Service Class	1,408,885	11.63	16,390,974	14,011,664
LVIP Managed Risk Profile 2050 Standard Class	29,643	9.89	293,139	315,846
LVIP Managed Risk Profile 2050 Service Class	311,061	9.87	3,068,925	3,280,476
LVIP Managed Risk Profile Conservative Standard Class	1,540,065	13.94	21,474,667	18,736,535
LVIP Managed Risk Profile Conservative Service Class	1,485,825	13.94	20,710,910	18,040,625
LVIP Managed Risk Profile Growth Standard Class	1,874,831	13.47	25,261,473	21,886,064
LVIP Managed Risk Profile Growth Service Class	3,509,579	13.48	47,291,582	40,085,470
LVIP Managed Risk Profile Moderate Standard Class	2,817,120	14.11	39,746,753	33,941,429
LVIP Managed Risk Profile Moderate Service Class	3,963,083	14.11	55,907,207	46,621,382
LVIP MFS International Growth Service Class	42,711	13.71	585,613	527,094
LVIP MFS Value Service Class	63,365	37.26	2,361,105	1,418,393
LVIP Mid-Cap Value Service Class	15,012	22.84	342,918	198,468
LVIP Mondrian International Value Standard Class	13,000,720	16.94	220,258,200	185,078,310
LVIP Mondrian International Value Service Class	1,078,206	16.93	18,258,348	18,835,759
LVIP Money Market Standard Class	4,770,046	10.00	47,700,464	47,700,477
LVIP Money Market Service Class	779,372	10.00	7,793,719	7,793,717
LVIP SSgA Bond Index Standard Class	474,741	11.43	5,423,914	5,386,374
LVIP SSgA Bond Index Service Class	171,875	11.43	1,964,018	1,949,134
LVIP SSgA Developed International 150 Service Class	8,593	9.08	78,021	74,805
LVIP SSgA Emerging Markets 100 Standard Class	2,306,182	9.29	21,419,814	25,065,860
LVIP SSgA Emerging Markets 100 Service Class	777,900	9.29	7,225,917	8,375,004
LVIP SSgA Global Tactical Allocation RPM Standard Class	703,558	11.98	8,427,920	7,849,206
LVIP SSgA Global Tactical Allocation RPM Service Class	1,505,539	11.98	18,033,348	16,010,088
LVIP SSgA International Index Standard Class	323,373	8.66	2,799,437	2,760,644
LVIP SSgA International Index Service Class	256,653	8.66	2,222,616	2,192,230
LVIP SSgA Large Cap 100 Service Class	26,579	15.94	423,777	378,640
LVIP SSgA S&P 500 Index Standard Class	24,277,510	14.65	355,689,794	290,249,424
LVIP SSgA S&P 500 Index Service Class	3,945,144	14.65	57,808,190	47,072,854
LVIP SSgA Small-Cap Index Standard Class	1,764,658	26.99	47,628,128	39,702,357
LVIP SSgA Small-Cap Index Service Class	473,866	26.99	12,788,225	10,367,225
LVIP SSgA Small-Mid Cap 200 Service Class	52,140	14.90	776,939	654,488
LVIP T. Rowe Price Growth Stock Service Class	22,550	30.74	693,291	386,699
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	8,188,856	22.08	180,801,757	117,264,256
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	586,333	21.46	12,583,289	8,619,933
LVIP Templeton Growth RPM Standard Class	15,956	32.85	524,078	559,453
LVIP Templeton Growth RPM Service Class	8,206	32.85	269,577	234,777
LVIP UBS Large Cap Growth RPM Standard Class	8,337,551	31.14	259,597,985	172,058,762
LVIP UBS Large Cap Growth RPM Service Class	85,442	30.68	2,620,935	1,888,247
LVIP Vanguard Domestic Equity ETF Service Class	684,467	14.74	10,091,103	8,450,271
LVIP Vanguard International Equity ETF Service Class	509,057	9.59	4,882,875	4,909,272

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Core Equity Initial Class	290	$26.01	$7,555	$4,115
MFS VIT Total Return Initial Class	60,961	24.31	1,481,957	1,175,024
MFS VIT Utilities Initial Class	5,569,613	33.96	189,144,040	146,322,854
MFS VIT Utilities Service Class	1,221,976	33.48	40,911,762	32,297,985
NB AMT Large Cap Value I Class	922	16.39	15,115	11,443
NB AMT Mid Cap Growth I Class	3,450	24.50	84,528	78,162
NB AMT Mid Cap Intrinsic Value I Class	13,376	17.87	239,027	188,598
PIMCO VIT CommodityRealReturn Strategy Advisor Class	17,280	4.91	84,843	132,715
PIMCO VIT Total Return Administrative Class	1,567,834	11.20	17,559,746	17,824,542
Putnam VT Global Health Care Class IB	5,652	20.17	114,007	75,228
Templeton Global Bond VIP Class 2	244,759	17.99	4,403,213	4,319,616
Wells Fargo Advantage VT Intrinsic Value Class 2	10,003	20.66	206,654	153,714
Wells Fargo Advantage VT Omega Growth Class 2	4,504	26.89	121,104	113,502
Wells Fargo Advantage VT Small Cap Growth Class 2	29,741	9.96	296,225	230,913

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	2,136,973	(4,047,276)	(1,910,303)
ABVPSF Growth and Income Class B	22	(51)	(29)
ABVPSF International Value Class B	962	(4,160)	(3,198)
ABVPSF Small/Mid Cap Value Class A	2,937	(3,535)	(598)
American Century VP Inflation Protection Class I	134	(69)	65
American Century VP Inflation Protection Class II	14,844	(94,404)	(79,560)
American Century VP International Class I	629	(729)	(100)
American Funds Global Growth Class 2	107,304	(457,254)	(349,950)
American Funds Growth Class 2	354,384	(31,308,124)	(30,953,740)
American Funds Growth-Income Class 2	283,643	(887,429)	(603,786)
American Funds International Class 2	1,026,570	(11,138,173)	(10,111,603)
BlackRock Global Allocation V.I. Class I	179,156	(160,631)	18,525
BlackRock Global Allocation V.I. Class III	138,284	(69,518)	68,766
Delaware VIP Diversified Income Standard Class	148,823	(833,631)	(684,808)
Delaware VIP Diversified Income Service Class	127,413	(248,392)	(120,979)
Delaware VIP Emerging Markets Service Class	8,056	(12,832)	(4,776)
Delaware VIP High Yield Standard Class	228,046	(321,848)	(93,802)
Delaware VIP High Yield Service Class	108,768	(59,678)	49,090
Delaware VIP Limited-Term Diversified Income Service Class	38,115	(37,366)	749
Delaware VIP REIT Standard Class	1,957,009	(2,710,848)	(753,839)
Delaware VIP REIT Service Class	96,902	(46,327)	50,575
Delaware VIP Small Cap Value Service Class	173,443	(7,686,008)	(7,512,565)
Delaware VIP Smid Cap Growth Standard Class	249,583	(7,792,234)	(7,542,651)
Delaware VIP Smid Cap Growth Service Class	73,003	(113,040)	(40,037)
Delaware VIP U.S. Growth Service Class	3,767	(1,873)	1,894
Delaware VIP Value Standard Class	1,001,219	(3,871,714)	(2,870,495)
Delaware VIP Value Service Class	134,653	(87,345)	47,308
Deutsche Alternative Asset Allocation VIP Class A	51,758	(32,105)	19,653
Deutsche Alternative Asset Allocation VIP Class B	41,889	(15,740)	26,149
Deutsche Equity 500 Index VIP Class A	3,090	(6,041)	(2,951)
Deutsche Equity 500 Index VIP Class B	179	(96)	83
Deutsche Small Cap Index VIP Class A	4,672	(25,712)	(21,040)
Deutsche Small Cap Index VIP Class B	—	(129)	(129)
Fidelity VIP Contrafund Service Class	922,966	(8,498,550)	(7,575,584)
Fidelity VIP Contrafund Service Class 2	147,455	(160,323)	(12,868)
Fidelity VIP Growth Service Class	6,228,240	(6,455,260)	(227,020)
Fidelity VIP Growth Service Class 2	136,483	(54,604)	81,879
Fidelity VIP Mid Cap Service Class 2	6,284	(16,563)	(10,279)
Franklin Income VIP Class 2	7,407	(30,906)	(23,499)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Mutual Shares VIP Class 2	809	(18,146)	(17,337)
Invesco V.I. Core Equity Series I	—	(170)	(170)
Invesco V.I. International Growth Series I	296	(1,138)	(842)
Janus Aspen Global Research Institutional Class	39,477	(36,593)	2,884
LVIP Baron Growth Opportunities Service Class	272,440	(5,987,187)	(5,714,747)
LVIP BlackRock Emerging Markets RPM Standard Class	95,223	(35,818)	59,405
LVIP BlackRock Emerging Markets RPM Service Class	12,892	(2,022)	10,870
LVIP BlackRock Equity Dividend RPM Standard Class	128,944	(7,346,285)	(7,217,341)
LVIP BlackRock Equity Dividend RPM Service Class	43,905	(51,375)	(7,470)
LVIP BlackRock Inflation Protected Bond Standard Class	285,091	(607,510)	(322,419)
LVIP BlackRock Inflation Protected Bond Service Class	122,052	(77,030)	45,022
LVIP Capital Growth Service Class	176	(1,871)	(1,695)
LVIP Clarion Global Real Estate Standard Class	294,899	(172,438)	122,461
LVIP Clarion Global Real Estate Service Class	86,794	(50,342)	36,452
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	26,831	(3,412)	23,419
LVIP Columbia Small-Mid Cap Growth RPM Service Class	11,338	(2,924)	8,414
LVIP Delaware Bond Standard Class	143,748	(2,449,773)	(2,306,025)
LVIP Delaware Bond Service Class	127,223	(131,439)	(4,216)
LVIP Delaware Diversified Floating Rate Service Class	214,226	(101,568)	112,658
LVIP Delaware Foundation Aggressive Allocation Standard Class	50,282	(2,303,260)	(2,252,978)
LVIP Delaware Foundation Aggressive Allocation Service Class	105,661	(21,711)	83,950
LVIP Delaware Foundation Conservative Allocation Standard Class	280,065	(2,998,254)	(2,718,189)
LVIP Delaware Foundation Conservative Allocation Service Class	66,364	(32,222)	34,142
LVIP Delaware Foundation Moderate Allocation Standard Class	93,264	(95,486)	(2,222)
LVIP Delaware Foundation Moderate Allocation Service Class	148,230	(18,494)	129,736
LVIP Delaware Growth and Income Standard Class	16,291	(5,617,730)	(5,601,439)
LVIP Delaware Growth and Income Service Class	47,887	(25,071)	22,816
LVIP Delaware Social Awareness Standard Class	102,895	(4,682,620)	(4,579,725)
LVIP Delaware Social Awareness Service Class	97,697	(59,098)	38,599
LVIP Delaware Special Opportunities Standard Class	36,613	(1,727,433)	(1,690,820)
LVIP Delaware Special Opportunities Service Class	70,504	(67,944)	2,560
LVIP Global Income Standard Class	69,831	(115,319)	(45,488)
LVIP Global Income Service Class	62,031	(24,190)	37,841
LVIP JPMorgan Mid Cap Value RPM Standard Class	101,890	(9,890)	92,000
LVIP JPMorgan Mid Cap Value RPM Service Class	14,385	(1,634)	12,751
LVIP Managed Risk Profile 2010 Standard Class	31,871	(56,898)	(25,027)
LVIP Managed Risk Profile 2010 Service Class	19,092	(33,509)	(14,417)
LVIP Managed Risk Profile 2020 Standard Class	244,542	(261,960)	(17,418)
LVIP Managed Risk Profile 2020 Service Class	189,481	(104,152)	85,329
LVIP Managed Risk Profile 2030 Standard Class	188,185	(84,281)	103,904
LVIP Managed Risk Profile 2030 Service Class	306,427	(77,018)	229,409
LVIP Managed Risk Profile 2040 Standard Class	44,469	(28,126)	16,343
LVIP Managed Risk Profile 2040 Service Class	336,543	(72,026)	264,517
LVIP Managed Risk Profile 2050 Standard Class	11,038	(12,076)	(1,038)
LVIP Managed Risk Profile 2050 Service Class	149,897	(11,009)	138,888
LVIP Managed Risk Profile Conservative Standard Class	186,745	(221,693)	(34,948)
LVIP Managed Risk Profile Conservative Service Class	133,607	(132,791)	816
LVIP Managed Risk Profile Growth Standard Class	98,180	(248,664)	(150,484)
LVIP Managed Risk Profile Growth Service Class	245,255	(276,891)	(31,636)
LVIP Managed Risk Profile Moderate Standard Class	257,794	(395,175)	(137,381)
LVIP Managed Risk Profile Moderate Service Class	265,963	(251,601)	14,362
LVIP MFS International Growth Service Class	13,993	(6,534)	7,459
LVIP MFS Value Service Class	2,746	(17,202)	(14,456)
LVIP Mid-Cap Value Service Class	1,462	(3,917)	(2,455)
LVIP Mondrian International Value Standard Class	255,487	(5,375,900)	(5,120,413)
LVIP Mondrian International Value Service Class	101,273	(65,022)	36,251
LVIP Money Market Standard Class	4,571,873	(6,799,911)	(2,228,038)
LVIP Money Market Service Class	264,787	(197,817)	66,970
LVIP SSgA Bond Index Standard Class	204,129	(120,872)	83,257
LVIP SSgA Bond Index Service Class	49,798	(25,076)	24,722
LVIP SSgA Developed International 150 Service Class	2,994	(3,137)	(143)
LVIP SSgA Emerging Markets 100 Standard Class	241,757	(214,717)	27,040

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Emerging Markets 100 Service Class	95,898	(25,754)	70,144
LVIP SSgA Global Tactical Allocation RPM Standard Class	32,159	(104,605)	(72,446)
LVIP SSgA Global Tactical Allocation RPM Service Class	94,524	(123,004)	(28,480)
LVIP SSgA International Index Standard Class	68,811	(39,985)	28,826
LVIP SSgA International Index Service Class	47,656	(6,925)	40,731
LVIP SSgA Large Cap 100 Service Class	15,379	(4,950)	10,429
LVIP SSgA S&P 500 Index Standard Class	239,327	(2,319,741)	(2,080,414)
LVIP SSgA S&P 500 Index Service Class	372,522	(135,389)	237,133
LVIP SSgA Small-Cap Index Standard Class	78,195	(617,317)	(539,122)
LVIP SSgA Small-Cap Index Service Class	86,617	(83,371)	3,246
LVIP SSgA Small-Mid Cap 200 Service Class	5,530	(3,658)	1,872
LVIP T. Rowe Price Growth Stock Service Class	4,108	(6,003)	(1,895)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	554,231	(5,757,125)	(5,202,894)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	81,569	(29,851)	51,718
LVIP Templeton Growth RPM Standard Class	57,535	(2,352)	55,183
LVIP Templeton Growth RPM Service Class	6,472	(3,663)	2,809
LVIP UBS Large Cap Growth RPM Standard Class	186,885	(7,413,125)	(7,226,240)
LVIP UBS Large Cap Growth RPM Service Class	30,198	(20,309)	9,889
LVIP Vanguard Domestic Equity ETF Service Class	272,339	(55,904)	216,435
LVIP Vanguard International Equity ETF Service Class	176,056	(38,136)	137,920
MFS VIT Core Equity Initial Class	—	(259)	(259)
MFS VIT Total Return Initial Class	324	(12,830)	(12,506)
MFS VIT Utilities Initial Class	2,600,059	(5,933,760)	(3,333,701)
MFS VIT Utilities Service Class	95,934	(48,368)	47,566
NB AMT Large Cap Value I Class	60	(309)	(249)
NB AMT Mid Cap Growth I Class	456	(691)	(235)
NB AMT Mid Cap Intrinsic Value I Class	1,340	(1,229)	111
PIMCO VIT CommodityRealReturn Strategy Advisor Class	3,704	(2,275)	1,429
PIMCO VIT Total Return Administrative Class	303,042	(266,060)	36,982
Putnam VT Global Health Care Class IB	1,349	(1,382)	(33)
Templeton Global Bond VIP Class 2	8,394	(41,415)	(33,021)
Wells Fargo Advantage VT Intrinsic Value Class 2	29	(2,490)	(2,461)
Wells Fargo Advantage VT Omega Growth Class 2	2,115	(2,536)	(421)
Wells Fargo Advantage VT Small Cap Growth Class 2	1,146	(1,429)	(283)

The change in units outstanding for the year ended December 31, 2013, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	731,631	(7,260,570)	(6,528,939)
ABVPSF Growth and Income Class B	106,596	(2,579,991)	(2,473,395)
ABVPSF International Value Class B	259	(6,090)	(5,831)
ABVPSF Small/Mid Cap Value Class A	7,657	(16,916)	(9,259)
American Century VP Inflation Protection Class I	67,248	(2,697,367)	(2,630,119)
American Century VP Inflation Protection Class II	98,046	(601,026)	(502,980)
American Century VP International Class I	35,563	(41,962)	(6,399)
American Funds Global Growth Class 2	232,733	(381,446)	(148,713)
American Funds Growth Class 2	1,397,327	(38,173,928)	(36,776,601)
American Funds Growth-Income Class 2	340,548	(971,051)	(630,503)
American Funds International Class 2	1,380,112	(14,623,667)	(13,243,555)
BlackRock Global Allocation V.I. Class I	194,795	(270,410)	(75,615)
BlackRock Global Allocation V.I. Class III	153,780	(113,996)	39,784
Delaware VIP Diversified Income Standard Class	69,443	(2,108,595)	(2,039,152)
Delaware VIP Diversified Income Service Class	174,326	(368,404)	(194,078)
Delaware VIP Emerging Markets Service Class	8,240	(20,621)	(12,381)
Delaware VIP High Yield Standard Class	358,746	(538,361)	(179,615)
Delaware VIP High Yield Service Class	132,011	(81,295)	50,716
Delaware VIP Limited-Term Diversified Income Service Class	42,276	(39,708)	2,568
Delaware VIP REIT Standard Class	688,688	(5,777,704)	(5,089,016)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP REIT Service Class	69,203	(75,808)	(6,605)
Delaware VIP Small Cap Value Service Class	1,191,718	(7,351,687)	(6,159,969)
Delaware VIP Smid Cap Growth Standard Class	1,216,671	(5,850,007)	(4,633,336)
Delaware VIP Smid Cap Growth Service Class	105,653	(51,622)	54,031
Delaware VIP U.S. Growth Service Class	2,263	(639)	1,624
Delaware VIP Value Standard Class	2,813,817	(3,508,761)	(694,944)
Delaware VIP Value Service Class	147,165	(62,238)	84,927
DWS Alternative Asset Allocation VIP Class A	91,504	(116,635)	(25,131)
DWS Alternative Asset Allocation VIP Class B	36,713	(21,292)	15,421
DWS Equity 500 Index VIP Class A	796,957	(138,365,325)	(137,568,368)
DWS Equity 500 Index VIP Class B	80,376	(1,248,643)	(1,168,267)
DWS Small Cap Index VIP Class A	486,150	(18,622,818)	(18,136,668)
DWS Small Cap Index VIP Class B	23,097	(426,090)	(402,993)
Fidelity VIP Contrafund Service Class	859,099	(11,782,023)	(10,922,924)
Fidelity VIP Contrafund Service Class 2	167,050	(136,936)	30,114
Fidelity VIP Growth Service Class	2,932,264	(7,867,880)	(4,935,616)
Fidelity VIP Growth Service Class 2	101,082	(58,123)	42,959
Fidelity VIP Mid Cap Service Class 2	3,229	(28,910)	(25,681)
Franklin Income VIP Class 2	30,798	(34,278)	(3,480)
Franklin Mutual Shares VIP Class 2	3,231	(27,032)	(23,801)
Invesco V.I. Core Equity Series I	766	(766)	—
Invesco V.I. International Growth Series I	917	(26)	891
Janus Aspen Global Research Institutional Class	30,901	(6,785)	24,116
LVIP Baron Growth Opportunities Service Class	3,383,365	(3,465,964)	(82,599)
LVIP BlackRock Equity Dividend RPM Standard Class	22,451	(9,071,267)	(9,048,816)
LVIP BlackRock Equity Dividend RPM Service Class	38,926	(71,806)	(32,880)
LVIP BlackRock Inflation Protected Bond Standard Class	3,191,793	(859,421)	2,332,372
LVIP BlackRock Inflation Protected Bond Service Class	651,307	(94,707)	556,600
LVIP Capital Growth Service Class	191	(335)	(144)
LVIP Clarion Global Real Estate Standard Class	284,162	(310,397)	(26,235)
LVIP Clarion Global Real Estate Service Class	97,701	(64,425)	33,276
LVIP Columbia Small-Mid Cap Growth RPM Service Class	2,156	(3,961)	(1,805)
LVIP Delaware Bond Standard Class	42,153	(5,109,088)	(5,066,935)
LVIP Delaware Bond Service Class	103,729	(264,598)	(160,869)
LVIP Delaware Diversified Floating Rate Service Class	453,194	(65,357)	387,837
LVIP Delaware Foundation Aggressive Allocation Standard Class	122,248	(2,979,148)	(2,856,900)
LVIP Delaware Foundation Aggressive Allocation Service Class	93,735	(27,964)	65,771
LVIP Delaware Foundation Conservative Allocation Standard Class	400,809	(3,984,683)	(3,583,874)
LVIP Delaware Foundation Conservative Allocation Service Class	60,579	(60,457)	122
LVIP Delaware Foundation Moderate Allocation Standard Class	155,579	(54,544)	101,035
LVIP Delaware Foundation Moderate Allocation Service Class	151,769	(11,241)	140,528
LVIP Delaware Growth and Income Standard Class	96,208	(6,457,130)	(6,360,922)
LVIP Delaware Growth and Income Service Class	41,274	(51,049)	(9,775)
LVIP Delaware Social Awareness Standard Class	80,388	(5,656,497)	(5,576,109)
LVIP Delaware Social Awareness Service Class	90,642	(62,556)	28,086
LVIP Delaware Special Opportunities Standard Class	135,714	(1,936,217)	(1,800,503)
LVIP Delaware Special Opportunities Service Class	90,596	(69,633)	20,963
LVIP Global Income Standard Class	161,807	(223,298)	(61,491)
LVIP Global Income Service Class	77,932	(43,117)	34,815
LVIP JPMorgan Mid Cap Value RPM Service Class	893	(12,157)	(11,264)
LVIP Managed Risk Profile 2010 Standard Class	31,559	(94,001)	(62,442)
LVIP Managed Risk Profile 2010 Service Class	32,513	(22,702)	9,811
LVIP Managed Risk Profile 2020 Standard Class	280,715	(245,943)	34,772
LVIP Managed Risk Profile 2020 Service Class	214,094	(95,126)	118,968
LVIP Managed Risk Profile 2030 Standard Class	172,512	(124,427)	48,085
LVIP Managed Risk Profile 2030 Service Class	257,848	(97,201)	160,647
LVIP Managed Risk Profile 2040 Standard Class	45,386	(38,790)	6,596
LVIP Managed Risk Profile 2040 Service Class	274,532	(69,616)	204,916
LVIP Managed Risk Profile 2050 Standard Class	55,340	(40,029)	15,311
LVIP Managed Risk Profile 2050 Service Class	94,161	(9,072)	85,089
LVIP Managed Risk Profile Conservative Standard Class	188,357	(471,312)	(282,955)
LVIP Managed Risk Profile Conservative Service Class	176,805	(163,817)	12,988

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk Profile Growth Standard Class	107,763	(387,321)	(279,558)
LVIP Managed Risk Profile Growth Service Class	237,997	(199,462)	38,535
LVIP Managed Risk Profile Moderate Standard Class	255,012	(684,760)	(429,748)
LVIP Managed Risk Profile Moderate Service Class	309,818	(206,540)	103,278
LVIP MFS International Growth Service Class	8,175	(5,803)	2,372
LVIP MFS Value Service Class	22,234	(42,414)	(20,180)
LVIP Mid-Cap Value Service Class	6,868	(10,632)	(3,764)
LVIP Mondrian International Value Standard Class	163,457	(6,600,488)	(6,437,031)
LVIP Mondrian International Value Service Class	77,184	(67,738)	9,446
LVIP Money Market Standard Class	5,678,743	(7,689,130)	(2,010,387)
LVIP Money Market Service Class	301,995	(303,283)	(1,288)
LVIP SSgA Bond Index Standard Class	63,286	(207,661)	(144,375)
LVIP SSgA Bond Index Service Class	46,774	(57,798)	(11,024)
LVIP SSgA Developed International 150 Service Class	661	(2,515)	(1,854)
LVIP SSgA Emerging Markets 100 Standard Class	165,904	(307,834)	(141,930)
LVIP SSgA Emerging Markets 100 Service Class	106,018	(33,711)	72,307
LVIP SSgA Global Tactical Allocation RPM Standard Class	51,385	(205,811)	(154,426)
LVIP SSgA Global Tactical Allocation RPM Service Class	112,574	(153,624)	(41,050)
LVIP SSgA International Index Standard Class	76,856	(48,829)	28,027
LVIP SSgA International Index Service Class	78,575	(20,373)	58,202
LVIP SSgA Large Cap 100 Service Class	7,238	(1,085)	6,153
LVIP SSgA S&P 500 Index Standard Class	27,740,089	(2,379,890)	25,360,199
LVIP SSgA S&P 500 Index Service Class	3,636,838	(217,003)	3,419,835
LVIP SSgA Small-Cap Index Standard Class	3,661,831	(432,909)	3,228,922
LVIP SSgA Small-Cap Index Service Class	694,584	(76,495)	618,089
LVIP SSgA Small-Mid Cap 200 Service Class	3,245	(5,861)	(2,616)
LVIP T. Rowe Price Growth Stock Service Class	882	(16,166)	(15,284)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	845,394	(5,816,407)	(4,971,013)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class	86,135	(30,573)	55,562
LVIP Templeton Growth RPM Service Class	3,624	(17,329)	(13,705)
LVIP UBS Large Cap Growth RPM Standard Class	74,360	(9,238,434)	(9,164,074)
LVIP UBS Large Cap Growth RPM Service Class	22,087	(22,866)	(779)
LVIP Vanguard Domestic Equity ETF Service Class	264,307	(56,746)	207,561
LVIP Vanguard International Equity ETF Service Class	203,821	(73,034)	130,787
MFS VIT Core Equity Initial Class	—	(30)	(30)
MFS VIT Total Return Initial Class	4,366	(26,789)	(22,423)
MFS VIT Utilities Initial Class	1,592,672	(8,759,275)	(7,166,603)
MFS VIT Utilities Service Class	65,818	(79,596)	(13,778)
NB AMT Large Cap Value I Class	113	(10,245)	(10,132)
NB AMT Mid Cap Growth I Class	65,947	(59,381,866)	(59,315,919)
NB AMT Mid Cap Intrinsic Value I Class	351	(444)	(93)
PIMCO VIT CommodityRealReturn Strategy Advisor Class	1,066	(2,795)	(1,729)
PIMCO VIT Total Return Administrative Class	531,484	(500,810)	30,674
Putnam VT Global Health Care Class IB	648	(1,547)	(899)
Templeton Global Bond VIP Class 2	31,290	(49,668)	(18,378)
Wells Fargo Advantage VT Intrinsic Value Class 2	1,045	(1,295)	(250)
Wells Fargo Advantage VT Omega Growth Class 2	585	(670)	(85)
Wells Fargo Advantage VT Small Cap Growth Class 2	318	(4,443)	(4,125)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 17, 2015

Lincoln National Variable Annuity Account C
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2014
Statement of Operations - Year ended December 31, 2014
Statements of Changes in Net Assets - Years ended December 31, 2014 and 2013
Notes to Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2014 and 2013
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Cash Flows - Years ended December 31, 2014, 2013 and 2012
Notes to Consolidated Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable.
(3)(a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(b) Multi-Fund - Single premium contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(c) Multi-Fund 1 - Periodic contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(d) Multi-Fund 2 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

(e) Multi-Fund 3 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.
(f) Multi-Fund 4 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(g) Contract Rider - Multi-Fund 2 and Multi-Fund 3 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.
(h) Contract Rider - Multi-Fund 4 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.
(i) Variable Annuity Amendment Multi-Fund 1 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 033-25990) filed on April 11, 2001.
(j) i4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.
(k) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.
(l) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(m) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(n) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(o) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(p) Roth IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 33-25990) filed on April 8, 2003.
(r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.
(s) Lincoln SmartSecurity Advantage 1 Year Reset Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective No. 15 (File No. 333-18419) filed on May 28, 2004.
(t) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.
(u) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(v) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(w) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(x) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(y) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(z) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(aa) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(bb) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 033-25990) filed on December 21, 2006.
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(cc) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.
(dd) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(ee) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(ff) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(gg) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment no. 26 (File No. 333-63505) filed on April 3, 2009.
(hh) Variable Annuity Amendment (AR 516 1/09) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 033-25990) filed on April 3, 2009.
(ii) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(kk) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(ll) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(ll) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(mm) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(5)(a) Deferred Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(b) 403(b) Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(c) Application (Form 28316 2/99) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Amended and Restated Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(v) Deutsche (fka DWS) Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
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(vi) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015
(viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Douglas N. Miller**	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*	Vice President and Director
*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
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Item 27. Number of Contractowners
As of February 28, 2015 there were 286,158 contract owners under Account C.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
Elizabeth M. O’Brien*	Senior Vice President and Director
Thomas P. O'Neill*	Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*	Secretary
Vacant	Vice President and Chief Financial Officer
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
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**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 50 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 22nd day of April, 2015.

Lincoln National Variable Annuity Account C (Registrant) Multi-Fund®
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Eric S. Levy Eric S. Levy (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 22, 2015.

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Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Mark E. Konen	Senior Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
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